united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

Global Atlantic Portfolios
Global Atlantic American Funds® Managed Risk Portfolio
Global Atlantic Balanced Managed Risk Portfolio
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Global Atlantic Growth Managed Risk Portfolio
Global Atlantic Moderate Growth Managed Risk Portfolio
Global Atlantic Motif Aging of America Portfolio
Global Atlantic Motif Real Estate Trends Portfolio
Global Atlantic Motif Technological Innovations Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio
Global Atlantic Select Advisor Managed Risk Portfolio
Global Atlantic Wellington Research Managed Risk Portfolio
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust
Distributed by Northern Lights Distributors, LLC
Member FINRA

On May 2, 2016, Global Atlantic Financial Group, the ultimate parent company of the Portfolios’ investment adviser, unified its businesses under the Global Atlantic brand. As a result, effective April 29, 2016, each Portfolio that had “FVIT” in its name was renamed to replace “FVIT” with “Global Atlantic.”

Dear Shareholders/Contract Owners:

The year 2016 was a period that saw a significant disparity in returns across global asset classes. The year began with heightened fears of slowing global growth, which sent most major asset classes around the world significantly lower as volatility spiked, gold and government bonds rallied and investors took a “risk off” position. A broad rally followed into June, driven by slightly improved economic data and the view that the U.S. Federal Reserve (the “Fed”) would delay or slow the pace of monetary tightening. Great Britain’s largely unexpected vote to leave the European Union (“Brexit”) in late June caused another round of financial market turmoil, as volatility spiked rapidly, equity markets sold off quickly, and government bonds rallied. However, this turmoil was short-lived and relative calm soon followed, and remained into the fourth quarter. The unexpected result of the U.S. election in November spurred a rally in domestic equities, which coincided with a significant decline in gold, declines in emerging market and European equities, and a sharp rise in U.S. Treasury yields.

This turbulence throughout the year resulted in some significant quarterly variations in returns. For example, the Nikkei 225 was down -11.57% and -7.50% in the first and second quarters respectively, but up 6.72% and 16.06% in the third and fourth quarters. The EuroStoxx 50 was down -3.27% and -5.08% in the first and second quarters respectively, but up 6.29% and 3.18% in the third and fourth quarters. The MSCI Emerging Markets was up 5.71% and 9.03% in the first and third quarters respectively, but down -4.16% in the fourth quarter.

For the year, domestic equities outperformed international equities. The S&P 500 rose 11.96% during 2016, while international equities (in U.S. dollar terms), as measured by the MSCI EAFE, were only up 1.00%, a difference of 10.96 percentage points. Domestic small and midcap equities, as measured by the Russell 2000 and the S&P MidCap 400, rose 21.31% and 20.74% respectively, providing an even more meaningful disparity to the MSCI EAFE return. Other major international equity indices such as the EuroStoxx 50 and the Nikkei 225 rose 0.70% and 1.33% respectively, while the FTSE 100 fell -4.07%. One international index that provided comparable returns to the S&P 500 was the MSCI Emerging Markets, which rose 11.19% during the period, benefitting from stronger commodity prices and a delay in U.S. interest rate hikes for much of the year.

Domestic fixed income markets were positive during the period, but similar to international equities, underperformed domestic equities by a meaningful margin. The Barclays US Agg Bond rose 2.65% in 2016, trailing the BofAML U.S. High Yield, which returned 17.34%, generally in-line with domestic equity returns. The disparity in return was largely driven by two factors: (1) a rally in oil prices and (2) a significant rise in government bond yields post the U.S. election. While U.S. government bond yields fell for much of the year, particularly following the Brexit vote in late June when the U.S. 10-Year Treasury reached 1.46%, the U.S. 10-Year Treasury finished the year at 2.45%. Commodities rose in 2016, with the S&P GSCI up 11.37%, while the U.S. Dollar Index rose 3.63%.

For asset allocation funds, these disparate returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance in 2016. The following pages contain management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio[i]	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio[1]	S&P Target Risk Moderate Index
Global Atlantic Balanced Managed Risk Portfolio[1]	S&P Target Risk Conservative Index
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio[1]	S&P Target Risk Moderate Index
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio[1]	S&P Target Risk Moderate Index
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio[1]	S&P Target Risk Conservative Index
Global Atlantic Growth Managed Risk Portfolio[1]	S&P Target Risk Growth Index
Global Atlantic Moderate Growth Managed Risk Portfolio[1]	S&P Target Risk Moderate Index
Global Atlantic Motif Aging of America Portfolio	Russell 3000 Index
Global Atlantic Motif Real Estate Trends Portfolio	Dow Jones U.S. Real Estate Index
Global Atlantic Motif Technological Innovations Portfolio	Russell 3000 Technology Index
Global Atlantic PIMCO Tactical Allocation Portfolio[1]	S&P Target Risk Moderate Index
Global Atlantic Select Advisor Managed Risk Portfolio[1]	S&P Target Risk Moderate Index
Global Atlantic Wellington Research Managed Risk Portfolio[1]	S&P Target Risk Moderate Index
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	S&P Target Risk Moderate Index
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	S&P Target Risk Growth Index
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	S&P Target Risk Aggressive Index
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	S&P Target Risk Growth Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC (formerly Forethought Investment Advisors, LLC prior to March 30, 2016) and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Index Definitions:

S&P Target Risk Aggressive Index An index that offers significant exposure to equities, while also providing limited fixed income exposure to diversify risk

S&P Target Risk Conservative Index An index that emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of return

S&P Target Risk Moderate Index An index that offers significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk Growth Index An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Barclays US Aggregate Bond Index (“Barclays US Agg Bond”) An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

BofA ML High Yield Cash Pay MV USI Index (BofA ML US High Yield”) An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Dow Jones U.S. Real Estate Index A subset of the Dow Jones U.S. Index that comprises Real Estate Investment Trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies.

Euro Stoxx 50 Index (“Euro Stoxx 50”) An index of 50 blue-chip stocks representing supersector leaders from 12 Eurozone countries.

FTSE 100 Index (“FTSE 100”) A share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group. The index is unmanaged and not available for direct investment.

MSCI EAFE Total Return Index (“MSCI EAFE”) An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI EAFE Value Net Return Index (“MSCI EAFE Value NR”) An index created by Morgan Stanley Capital International (MSCI) that represents the securities classified as value securities by MSCI that are members of the MSCI EAFE Index. The Index covers major international equity markets as represented by 21 major MSCI indices from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”) An index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Nikkei 225 Index (“Nikkei 225”) A price-weighted average of the 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Russell 2000 Total Return Index (“Russell 2000”) An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Index An index measuring the performance of approximately 3,000 of the largest U.S. companies.

Russell 3000 Technology Index A capitalization-weighted index measuring the performance of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

S&P Midcap 400 Total Return Index (“S&P MidCap 400”) A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”) A market capitalization weighted price index composed of 500 widely held US common stocks. Frequently used as a measure of US stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”) A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

[1]	Prior to April 29, 2016 the Portfolios were known as follows:

Portfolio
FVIT American Funds® Managed Risk Portfolio
FVIT Balanced Managed Risk Portfolio
FVIT BlackRock Global Allocation Managed Risk Portfolio
FVIT Franklin Dividend and Income Managed Risk Portfolio
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio
FVIT Growth Managed Risk Portfolio
FVIT Moderate Growth Managed Risk Portfolio
FVIT PIMCO Tactical Allocation Portfolio
FVIT Select Advisor Managed Risk Portfolio
FVIT Wellington Research Managed Risk Portfolio

3059-NLD-1/19/2017

Table of Contents

■	Global Atlantic Portfolio Reviews	5-48

■	Financial Statements:

	Portfolio of Investments	49-98

	Statements of Assets and Liabilities	99-103

	Statements of Operations	104-108

	Statements of Changes in Net Assets	109-117

■	Financial Highlights	118-134

■	Notes to Financial Statements	135-164

■	Audit Opinion	165

■	Expense Examples	166-167

■	Supplemental Information	168-181

■	Proxy Voting Policy	186

■	Portfolio Holdings	186

Global Atlantic American Funds® Managed Risk Portfolio
(formerly FVIT American Funds® Managed Risk Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

Effective October 1, 2016, the Capital Appreciation and Income Component is subadvised by Wilshire Associates Incorporated (“Wilshire”), while the Managed Risk Component is subadvised by Milliman Financial Risk Management (“Milliman”). Prior to October 1, 2016, the Capital Appreciation and Income Component was managed by Global Atlantic Investment Advisors, LLC (the “Adviser”) without the use of a sub-adviser.

How did the Portfolio perform during the period?

During 2016, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 5.72% compared to a benchmark return of 5.63%, a difference of 9 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Heightened global growth fears in the first quarter caused investors to take a risk off position. Major U.S. and global equity indices, as well as commodities, fell sharply, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied. Investor fears, however, were short-lived as a sharp rally from mid-February to mid-March erased the January market correction. Relatively low volatility followed until late June when Great Britain unexpectedly voted to leave the European Union (“Brexit”). U.S. equity indices declined 3.6%-5.5% and major international equity indices fell 6.1%-12.8% in just three days. The pattern seen in the first quarter a significant market decline followed by a rapid recovery was repeated on this occasion; however the speed of the recovery, just four days, was even swifter. The second half of the year saw relative calm in the financial markets, with the only modest rise in volatility occurring around the U.S. election in November.

An overweight to equities versus the benchmark was a positive contributor to performance during the year as stocks outperformed bonds. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period. For much of the year, the Portfolio was underweight international equities relative to the benchmark, which contributed positively to performance; however the decision to overweight international equities in the fourth quarter detracted from performance as international equities experienced negative returns. Positive attribution from asset allocation was partially offset by the underperformance of the Portfolio’s underlying equity mutual funds.

Within fixed income, the Portfolio had a shorter duration and was underweight U.S. Treasuries relative to the benchmark, which detracted from performance during the period. During the fourth quarter, the Portfolio increased its underweight to U.S. Treasuries and went overweight high yield fixed income securities, both of which contributed to performance as rates rose sharply post the U.S. election.

Active management had a difficult year in 2016, which is evident when one looks at the performance of actively managed funds relative to their respective benchmarks. For example, 77% of domestic large cap growth equity funds lagged the Russell 1000 Growth Index during 2016 and 83% of foreign large cap value funds lagged the MSCI EAFE Value NR index. A full 94% of high yield funds lagged the BofAML HY Master II Index due to the exceptional rally in CCC rated names held by few actively managed mutual funds. The Portfolio’s allocation to passively managed exchange-traded funds (ETFs) provided some protection from the underperformance of actively managed funds.

While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in the aforementioned market declines, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance in 2016. Post-Brexit, the remainder of 2016 was relatively calm. As a result, there was only nominal hedging required and the Managed Risk Component therefore had a negligible effect on performance post-Brexit.

In markets where volatility exhibits the type of behavior seen in the first half of the year, greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the Managed Risk Strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the Managed Risk Strategy responded as designed during market downturns, the exceptionally quick nature of the recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the year.

During 2016, in consultation with the Adviser, the Managed Risk Component sub-adviser, Milliman, made some changes to the Managed Risk Component that are intended to improve Portfolio performance during periods of market declines followed by rapid recoveries such as those experienced in the first half of the year, while still preserving the majority of the downside protection.

How was the Portfolio positioned at period end?

Wilshire believes that domestic equities appear to be fully valued and although the outlook for domestic economic growth is promising, any negative surprise may be met by a negative market reaction. In Wilshire’s view, potential events that could negatively impact the Portfolio may include disappointing economic stimulus from Congress and President-elect Trump, which could be manifested through underwhelming spending measures, an inability to consummate an agreement that reduces personal and corporate tax rates, an inability to pass a measure that allows for repatriation of offshore corporate cash or a failure to reduce the regulatory burden across various sectors. Wilshire believes that the market appears to be pricing in some optimism regarding the actions listed above and that another risk would be if the U.S. Federal Reserve raises interest rates more quickly, or in a more pronounced manner, than the market expects. Given Wilshire’s view of elevated forward price to earnings (P/E) levels, Wilshire believes any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. In addition, if protectionist rhetoric leads to a “trade war” then risk assets may sell off. The Portfolio’s beta to global equities is substantially below Wilshire’s long-term targets in order to seek to enhance portfolio protection if a risk-off scenario occurs. The changes versus Wilshire’s long-term targets were made to increase portfolio diversification and reduce equity market risk.

At period end, the Portfolio remained underweight fixed income and overweight equities relative to the benchmark. Within fixed income, the Portfolio was overweight domestic credit exposure and underweight international fixed income, while within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and was underweight exposure to emerging market equities versus the benchmark.

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic American Funds® Managed Risk Portfolio
Class II	5.72%	3.14%	3.87%
S&P Target Risk® Moderate Index (Total Return)	5.63%	2.97%	3.36%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.22% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	58.9%
Variable Insurance Trusts - Debt Funds	36.3%
Money Market Fund	4.6%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic Balanced Managed Risk Portfolio
(formerly FVIT Balanced Managed Risk Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

Effective October 1, 2016, the Capital Appreciation and Income Component is subadvised by BlackRock Financial Management, Inc. (“BlackRock”), while the Managed Risk Component is subadvised by Milliman Financial Risk Management (“Milliman”). Prior to October 1, 2016, the Capital Appreciation and Income Component was managed by Global Atlantic Investment Advisors, LLC (the “Adviser”) without the use of a sub-adviser.

How did the Portfolio perform during the period?

During 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of 3.55% compared to a benchmark return of 5.09%, a difference of -154 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Heightened global growth fears in the first quarter caused investors to take a risk off position. Major U.S. and global equity indices, as well as commodities, fell sharply, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied. Investor fears, however, were short-lived as a sharp rally from mid-February to mid-March erased the January market correction. Relatively low volatility followed until late June when Great Britain unexpectedly voted to leave the European Union (“Brexit”). U.S. equity indices declined 3.6%-5.5% and major international equity indices fell 6.1%-12.8% in just three days. The pattern seen in the first quarter a significant market decline followed by a rapid recovery was repeated on this occasion; however the speed of the recovery, just four days, was even swifter. The second half of the year saw relative calm in the financial markets, with the only modest rise in volatility occurring around the U.S. election in November.

An overweight to equities versus the benchmark was a meaningful contributor to performance during the year as stocks generally outperformed bonds. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period. For much of the year, the Portfolio was underweight international equities relative to the benchmark, which contributed positively to performance; however the decision to overweight international equities in the fourth quarter detracted from performance as international equities experienced negative returns.

Within fixed income, the Portfolio had a shorter duration and was underweight U.S. Treasuries relative to the benchmark, which detracted from performance during the period. During the fourth quarter, the Portfolio’s duration lengthened and the underweight to U.S. Treasuries lessened, both of which detracted from performance as rates rose sharply post the U.S. election.

While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in the aforementioned market declines, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance in 2016. Post-Brexit, the remainder of 2016 was relatively calm. As a result, there was only nominal hedging required and the Managed Risk Component therefore had a negligible effect on performance post-Brexit.

In markets where volatility exhibits the type of behavior seen in the first half of the year, greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the Managed Risk Component materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the Managed Risk Component responded as designed during market downturns, the exceptionally quick nature of the recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the year.

During 2016 in consultation with the Adviser, the Managed Risk Component sub-adviser, Milliman, made some changes to the Managed Risk Component that are intended to improve Portfolio performance during periods of market declines followed by rapid recoveries such as those experienced in the first half of the year, while still preserving the majority of the downside protection.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities and underweight fixed income relative to the benchmark at period end. The Portfolio was overweight both U.S. equities and, to a lesser extent, international developed market equities at the end of the period, and was underweight emerging market equities. On the fixed income side, the Portfolio was underweight most fixed income asset classes relative to the benchmark, with the largest underweights to international bonds and U.S. Treasuries, and lesser underweights to U.S. investment grade and high yield credit. The Portfolio also had small off-benchmark exposures to emerging market debt at period end. The Portfolio was positioned to seek to capture the global reflation theme, with shifts toward fiscal expansion and deregulation in the U.S. supportive of global growth, higher rates, and a stronger U.S. dollar.

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Balanced Managed Risk Portfolio
Class II	3.55%	2.84%	3.30%
S&P Target Risk® Conservative Index (Total Return)	5.09%	2.63%	2.82%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.03% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Debt Funds	51.1%
Exchange Traded Equity Funds	44.1%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
(formerly FVIT BlackRock Global Allocation Managed Risk Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Capital Appreciation and Income Component is managed by Global Atlantic Investment Advisors, LLC (the “Adviser”) while the Managed Risk Component is subadvised by Milliman Financial Risk Management (“Milliman”).

How did the Portfolio perform during the period?

During 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 0.02% compared to a benchmark return of 5.63%, a difference of -561 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Heightened global growth fears in the first quarter caused investors to take a risk off position. Major U.S. and global equity indices, as well as commodities, fell sharply, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied. Investor fears, however, were short-lived as a sharp rally from mid-February to mid-March erased the January market correction. Relatively low volatility followed until late June when Great Britain unexpectedly voted to leave the European Union (“Brexit”). U.S. equity indices declined 3.6%-5.5% and major international equity indices fell 6.1%-12.8% in just three days. The pattern seen in the first quarter a significant market decline followed by a rapid recovery was repeated on this occasion; however the speed of the recovery, just four days, was even swifter. The second half of the year saw relative calm in the financial markets, with the only modest rise in volatility occurring around the U.S. election in November.

The Portfolio seeks to achieve its objective by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the BlackRock Global Allocation V.I. Fund. The Portfolio’s other holdings include cash, a money market fund, and futures contracts. The BlackRock Global Allocation V.I. Fund significantly underperformed the S&P Target Risk Moderate Index and its own benchmark during the period.

While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in the aforementioned market declines, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance in 2016. Post-Brexit, the remainder of 2016 was relatively calm. As a result, there was only nominal hedging required and the Managed Risk Component therefore had a negligible effect on performance post-Brexit.

In markets where volatility exhibits the type of behavior seen in the first half of the year, greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the Managed Risk Component materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the Managed Risk Component responded as designed during market downturns, the exceptionally quick nature of the recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the year.

During 2016 in consultation with the Adviser, the Managed Risk Component sub-adviser, Milliman, made some changes to the Managed Risk Component that are intended to improve Portfolio performance during periods of market declines followed by rapid recoveries such as those experienced in the first half of the year, while still preserving the majority of the downside protection.

How was the Portfolio positioned at period end?

At period end, the Portfolio’s primary investment remained the BlackRock Global Allocation V.I. Fund.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Class II	0.02%	(0.93)%	(0.19)%
S&P Target Risk® Moderate Index (Total Return)	5.63%	2.97%	3.36%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.25% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trust - Asset Allocation Fund	95.5%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	(0.4)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
(formerly FVIT Franklin Dividend and Income Managed Risk Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio’s equity sleeve is subadvised by Franklin Advisory Services, LLC (“Franklin”), the fixed income sleeve is managed by Global Atlantic Investment Advisors, LLC (the “Adviser”), while the Managed Risk Component is subadvised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2016, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 9.60% compared to a benchmark return of 5.63%, a difference of 397 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Heightened global growth fears in the first quarter caused investors to take a risk off position. Major U.S. and global equity indices, as well as commodities, fell sharply, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied. Investor fears, however, were short-lived as a sharp rally from mid-February to mid-March erased the January market correction. Relatively low volatility followed until late June when Great Britain unexpectedly voted to leave the European Union (“Brexit”). U.S. equity indices declined 3.6%-5.5% and major international equity indices fell 6.1%-12.8% in just three days. The pattern seen in the first quarter a significant market decline followed by a rapid recovery was repeated on this occasion; however the speed of the recovery, just four days, was even swifter. The second half of the year saw relative calm in the financial markets, with the only modest rise in volatility occurring around the U.S. election in November.

Franklin employs a bottom-up stock selection process for the equity portion of the Portfolio whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the portfolio frequently contains sector and security allocations that maybe significantly different from those of the index.

Franklin manages the equity sleeve of the Portfolio pursuant to a rising dividends strategy which seeks to invest in equity securities that have paid consistently rising dividends. Generally speaking, dividend stocks had a strong 2016 relative to growth stocks. With respect to the equity sleeve’s performance versus the S&P 500 (gross of fees), an overweight and stock selection in the industrials and materials sectors aided Portfolio performance, as did stock selection in the health care sector. Shares of Albemarle, a specialty chemicals producer, performed well over the period, as the company reported consistently strong performance and raised its full-year 2016 guidance repeatedly. Ongoing strength in the company’s lithium business contributed significantly to its strong performance, while the refining solutions and bromine businesses generated solid results. Management also completed the sale of the surface treatment business and announced several measures to expand its leading position in lithium. The company has 22 consecutive years of dividend increases.

Johnson Controls International, a building products and technology solutions company, saw its shares rise over the period in response to solid quarterly results, including several positive earnings guidance revisions. During the period, Johnson Controls announced and completed a merger with Tyco International, which the company expects will significantly strengthen its leadership position in building products and services. In addition, Johnson Controls completed a spinoff of its automotive unit into a publically listed company called Adient. The company has six consecutive years of dividend increases.

Shares of Stryker, a manufacturer of surgical and medical equipment, rose over the period due to strong earnings results. Management has embarked on a multi-year cost-reduction program, which Franklin believes should improve the company’s competitive position and reduce the negative impact of ongoing price pressure. Growth initiatives, such as the rollout of the MAKO robotic platform, the expansion of Stryker’s sales infrastructure in Europe and the acquisition of Sage, should help sustain top-line growth in the medium term. The company has raised its dividend for 24 consecutive years.

An underweighting and stock selection in the financials sector detracted from the Portfolio’s relative performance, as did stock selection in the consumer discretionary sector. The Portfolio’s cash position also dragged on performance.

Perrigo, a health care supplier and pharmaceuticals company, was adversely impacted by the abrupt departure of its chief executive officer, a reduction in financial guidance, and concerns about diminishing pricing power in its prescriptions business. New management is focused on resetting the company’s guidance to more realistic levels and on improving profitability at its underperforming European subsidiary. Franklin likes management’s actions and regards many of the problems as rectifiable or one-time in nature. Franklin also believes that Perrigo’s over-the-counter franchise remains a solid driver of long-term value. The company has 14 consecutive years of dividend increases.

Shares of NIKE, an athletic footwear, apparel and equipment company, declined over the period, resulting largely from concerns about market share erosion in the U.S. by competitors, including Adidas and Under Armour, and an inventory buildup, which the company is addressing. Adidas and Under Armour are not Portfolio holdings. Although NIKE continued to operate in a highly competitive market, the company has built an enduring franchise, which the firm believes remains well aligned with consumer trends. Franklin believes that NIKE has multiple sources of growth and leverage potential, including innovation, continued overseas expansion, and increased automation, and that the company continues to be well positioned for the long term. The company has 15 consecutive years of dividend increases.

CVS Health, an integrated pharmacy health care provider, declined on concerns regarding the pharmacy benefit manager model, spurred by the U.S. Department of Justice’s investigation into how much Mylan (not a Portfolio holding) charged Medicaid for its EpiPen products, the loss of certain pharmacy contracts to competitors, and anticipation of a possible moderation in long-term growth targets. Franklin believes the company’s integrated model continues to provide it with a differentiated advantage, which could drive long-term share gains and corresponding revenue growth. The company has 14 consecutive years of dividend increases.

The Franklin Templeton Total Return Fund, the Advisor’s primary investment for the fixed income sleeve of the Portfolio, outperformed the fixed income portion of the benchmark during the period. This was due to outperformance of the underlying fund’s allocations to corporate and government debt.

While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in the aforementioned market declines, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance in 2016. Post-Brexit, the remainder of 2016 was relatively calm. As a result, there was only nominal hedging required and the Managed Risk Component therefore had a negligible effect on performance post-Brexit.

In markets where volatility exhibits the type of behavior seen in the first half of the year, greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the Managed Risk Strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the Managed Risk Strategy responded as designed during market downturns, the exceptionally quick nature of the recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the year.

During 2016 in consultation with the Adviser, the Managed Risk Component sub-adviser, Milliman, made some changes to the Managed Risk Component that are intended to improve Portfolio performance during periods of market declines followed by rapid recoveries such as those experienced in the first half of the year, while still preserving the majority of the downside protection.

How was the Portfolio positioned at period end?

At period-end, the Portfolio’s largest sector concentration was industrials, followed by health care and consumer staples. The Portfolio initiated positions in Visa and Analog Devices. It also added to several existing positions, including Air Products and Chemicals, Praxair and United Technologies, among others. Conversely, the Portfolio exited positions in Advansix and California Resources, both of which were received as a result of spin-offs. The Portfolio reduced its positions in Texas Instruments and Johnson & Johnson.

The Portfolio remained underweight fixed income vis-à-vis the benchmark and the fixed income sleeve of the Portfolio was primarily exposed to fixed income investment grade securities through the Franklin Templeton Total Return Fund.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	9.60%	2.79%
S&P Target Risk® Moderate Index (Total Return)	5.63%	2.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	69.1%
Mutual Fund - Debt Fund	24.2%
Money Market Fund	7.3%
Other Assets Less Liabilities - Net	(0.6)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
(formerly FVIT Goldman Sachs Dynamic Trends Allocation Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of 4.12% compared to a benchmark return of 5.09%, a difference of -97 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods.

Relative to the S&P Target Risk Conservative benchmark, the Portfolio’s greater allocation to equities contributed to returns in 2016, particularly during the fourth quarter of 2016 as global equity markets experienced a broad rally and fixed income experienced sharp yield increases. However, over the first half of the year, falling bond yields on the back of continued quantitative easing across Europe and Japan, along with general market risk aversion that boosted fixed income performance, hindered the Portfolio’s results. Yields continued to fall in June after the British referendum to leave the European Union (“Brexit”) passed and investors sought safe haven assets to minimize exposure to geopolitical uncertainty. While European and Japanese equities also suffered as a result of the vote, the Portfolio did not hold any international equity exposure in June and, therefore, experienced less of the negative market repercussions of the vote.

In terms of the Portfolio’s equity exposures, Japanese and European equity positions detracted the most significantly, while the Portfolio’s holdings in U.S. equities and U.K. equities benefited performance most significantly. The Portfolio’s options holdings also detracted from performance in 2016. This stemmed primarily from purchased put options on U.S. equities that detracted during the fourth quarter as domestic equities experienced a significant rally on the back of the surprise election result. Negative contributions to performance from the put positions were partially offset by the sold call options, which broadly benefited performance in 2016. Additionally, both the purchased puts and sold call options within the Japanese equities exposure benefited performance.

How was the Portfolio positioned at period end?

As of December 31, 2016, the Portfolio had approximately 47.5% of its assets invested in U.S. equities, split between 22.5% U.S. large-cap equities, 12.5% U.S. mid-cap equities and 12.5% U.S. small-cap equities. Within international equity, the Portfolio held a 7.5% position in U.K. equities, 7.5% in Europe equities and 7.5% in Japan equities at period end. Furthermore, the Portfolio was allocated 30.0% to U.S. fixed income. Going forward, GSAM intends to position the Portfolio to seek to provide exposure to price momentum from underlying asset classes, while dynamically managing the volatility of the overall Portfolio. In general, the Portfolio seeks to maintain between 50%-70% of its assets in developed equity investments and 30%-50% of its assets in U.S. fixed income investments. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum, and at the lower-end to those asset classes with weak momentum. The portfolio manager aims to reduce return volatility by employing a hedge overlay within the Portfolio. The overlay consists of utilizing hedge instruments to reduce the downside risk of the Portfolio’s equity investments, while partially mitigating upside potential. As of period end, the Portfolio maintained a hedge overlay across the Portfolio’s U.S., U.K., Europe and Japan equity exposures.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	4.12%	(0.76)%
S&P Target Risk® Conservative Index (Total Return)	5.09%	1.24%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S Treasury Note	29.8%
Exchange Traded Equity Funds	28.7%
U.S. Government Agency	9.6%
Purchased Options	0.1%
Money Market Fund	29.8%
Other Assets Less Liabilities - Net	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Growth Managed Risk Portfolio
(formerly FVIT Growth Managed Risk Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

Effective October 1, 2016, the Capital Appreciation and Income Component is subadvised by BlackRock Financial Management, Inc. (“BlackRock”), while the Managed Risk Component is subadvised by Milliman Financial Risk Management (“Milliman”). Prior to October 1, 2016, the Capital Appreciation and Income Component was managed by Global Atlantic Investment Advisors, LLC (the “Adviser”) without the use of a sub-adviser.

How did the Portfolio perform during the period?

During 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 2.23% compared to a benchmark return of 6.67%, a difference of -444 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Heightened global growth fears in the first quarter caused investors to take a risk off position. Major U.S. and global equity indices, as well as commodities, fell sharply, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied. Investor fears, however, were short-lived as a sharp rally from mid-February to mid-March erased the January market correction. Relatively low volatility followed until late June when Great Britain unexpectedly voted to leave the European Union (“Brexit”). U.S. equity indices declined 3.6%-5.5% and major international equity indices fell 6.1%-12.8% in just three days. The pattern seen in the first quarter a significant market decline followed by a rapid recovery was repeated on this occasion; however the speed of the recovery, just four days, was even swifter. The second half of the year saw relative calm in the financial markets, with the only modest rise in volatility occurring around the U.S. election in November.

An overweight to equities versus the benchmark was a meaningful contributor to performance during the year as stocks generally outperformed bonds. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period. For much of the year, the Portfolio was underweight international equities relative to the benchmark, which contributed positively to performance; however the decision to overweight international equities in the fourth quarter detracted from performance as international equities experienced negative returns.

Within fixed income, the Portfolio had a shorter duration and was underweight U.S. Treasuries relative to the benchmark, which detracted from performance during the period. During the fourth quarter, the Portfolio’s duration lengthened and the underweight to U.S. Treasuries lessened, both of which detracted from performance as rates rose sharply post the U.S. election.

While the Managed Risk Component helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in the aforementioned market declines, the subsequent rapid recoveries resulted in the Managed Risk Component detracting from performance in 2016. Post-Brexit, the remainder of 2016 was relatively calm. As a result, there was only nominal hedging required and the Managed Risk Component therefore had a negligible effect on performance post-Brexit.

In markets where volatility exhibits the type of behavior seen in the first half of the year, greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the Managed Risk Strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the Managed Risk Strategy responded as designed during market downturns, the exceptionally quick nature of the recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the year.

During 2016 in consultation with the Adviser, the Managed Risk Component sub-adviser, Milliman, made some changes to the Managed Risk Component that are intended to improve Portfolio performance during periods of market declines followed by rapid recoveries such as those experienced in the first half of the year, while still preserving the majority of the downside protection.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities and underweight fixed income relative to the benchmark at period end. The Portfolio was overweight both U.S. equities and, to a lesser extent, international developed market equities at the end of the period, and was underweight emerging market equities. On the fixed income side, the Portfolio was underweight most fixed income asset classes relative to the benchmark, with the largest underweights to international bonds and U.S. Treasuries, and lesser underweights to U.S. investment grade and high yield credit. The Portfolio also had small off-benchmark exposures to emerging market debt at period end. The Portfolio was positioned to seek to capture the global reflation theme, with shifts toward fiscal expansion and deregulation in the U.S. supportive of global growth, higher rates, and a stronger U.S. dollar.

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Growth Managed Risk Portfolio
Class II	2.23%	0.61%
S&P Target Risk® Growth Index (Total Return)	6.67%	3.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.04% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	76.0%
Exchange Traded Debt Funds	19.1%
Money Market Fund	4.8%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic Moderate Growth Managed Risk Portfolio
(formerly FVIT Moderate Growth Managed Risk Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

Effective October 1, 2016, the Capital Appreciation and Income Component is subadvised by BlackRock Financial Management, Inc. (“BlackRock”), while the Managed Risk Component is subadvised by Milliman Financial Risk Management (“Milliman”). Prior to October 1, 2016, the Capital Appreciation and Income Component was managed by Global Atlantic Investment Advisors, LLC (“the Adviser”) without the use of a sub-adviser.

How did the Portfolio perform during the period?

During 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 4.05% compared to a benchmark return of 5.63%, a difference of -158 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Heightened global growth fears in the first quarter caused investors to take a risk off position. Major U.S. and global equity indices, as well as commodities, fell sharply, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied. Investor fears, however, were short-lived as a sharp rally from mid-February to mid-March erased the January market correction. Relatively low volatility followed until late June when Great Britain unexpectedly voted to leave the European Union (“Brexit”). U.S. equity indices declined 3.6%-5.5% and major international equity indices fell 6.1%-12.8% in just three days. The pattern seen in the first quarter a significant market decline followed by a rapid recovery was repeated on this occasion; however the speed of the recovery, just four days, was even swifter. The second half of the year saw relative calm in the financial markets, with the only modest rise in volatility occurring around the U.S. election in November.

An overweight to equities versus the benchmark was a meaningful contributor to performance during the year as stocks generally outperformed bonds. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period. For much of the year, the Portfolio was underweight international equities relative to the benchmark, which contributed positively to performance; however the decision to overweight international equities in the fourth quarter detracted from performance as international equities experienced negative returns.

Within fixed income, the Portfolio had a shorter duration and was underweight U.S. Treasuries relative to the benchmark, which detracted from performance during the period. During the fourth quarter, the Portfolio’s duration lengthened and the underweight to U.S. Treasuries lessened, both of which detracted from performance as rates rose sharply post the U.S. election.

While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in the aforementioned market declines, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance in 2016. Post-Brexit, the remainder of 2016 was relatively calm. As a result, there was only nominal hedging required and the Managed Risk Component therefore had a negligible effect on performance post-Brexit.

In markets where volatility exhibits the type of behavior seen in the first half of the year, greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the Managed Risk Strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the Managed Risk Strategy responded as designed during market downturns, the exceptionally quick nature of the recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the year.

During 2016 in consultation with the Adviser, the Managed Risk Component sub-adviser, Milliman, made some changes to the Managed Risk Component that are intended to improve Portfolio performance during periods of market declines followed by rapid recoveries such as those experienced in the first half of the year, while still preserving the majority of the downside protection.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities and underweight fixed income relative to the benchmark at period end. The Portfolio was overweight both U.S. equities and, to a lesser extent, international developed market equities at the end of the period, and was underweight emerging market equities. On the fixed income side, the Portfolio was underweight most fixed income asset classes relative to the benchmark, with the largest underweights to international bonds and U.S. Treasuries, and lesser underweights to U.S. investment grade and high yield credit. The Portfolio also had small off-benchmark exposures to emerging market debt at period end. The Portfolio was positioned to seek to capture the global reflation theme, with shifts toward fiscal expansion and deregulation in the U.S. supportive of global growth, higher rates, and a stronger U.S. dollar.

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	4.05%	2.36%
S&P Target Risk® Moderate Index (Total Return)	5.63%	2.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.03% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	58.4%
Exchange Traded Debt Funds	36.8%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic Motif Aging of America Portfolio
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is subadvised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was July 29, 2016. For the five months ended December 31, 2016, the Portfolio underperformed its reference benchmark, the Russell 3000 Index. The Portfolio posted a return of -6.60% compared to a benchmark return of 4.64%, lagging the benchmark by -1,124 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio invests in companies and real estate investment trusts (REITs) that support the aging U.S. population. Motif believes that companies that provide healthcare products or services related to oncology, cardiovascular care, and orthopedics, and REITS that provide senior housing, are likely to have significant opportunities as technological advances increase life expectancies and medical treatment intensity (i.e., more therapies, for longer periods of duration), and the size of the aging population grows. While the Portfolio’s sector allocations can vary over time based on the themes chosen by Motif, during the period the Portfolio had approximately 70% exposure to the healthcare sector and approximately 30% exposure to REITs.

Healthcare companies, particularly those focused on pharmaceuticals, were under significant pressure for much of the year as Congress held several hearings surrounding drug pricing. While some of this pressure was alleviated following the U.S. election in November, the healthcare sector significantly underperformed other domestic equity sectors. The Russell 3000 Healthcare index, since Portfolio inception, is down 7.0% while, as indicated above, the Russell 3000 Index was up 4.64% over the same time period. Furthermore, the real estate sector was negatively affected as interest rates rose significantly in the fourth quarter. The U.S. 10-year Treasury rate touched as low as 1.36% in July, before gradually increasing, and then rapidly picking up after the November presidential election on the potential of increased stimulus spending that could spur inflation, ending the year at 2.45%. REITs were negatively impacted by this, as the Dow Jones U.S. Real Estate Index fell 7.70% since the Portfolio’s inception date. Other sectors within the Russell 3000 Index where the Portfolio had limited exposure, such as Financials and Energy, had some of the strongest performance in the market over the period.

Consequently, significant overweight exposures to the healthcare sector and REITs relative to the Portfolio’s Russell 3000 Index benchmark detracted from performance. The Portfolio’s focus on companies that have exposure to themes relating to the aging of the population has led to relative overweight positions in assisted living and retirement communities, and biotechnology and pharmaceutical companies that specialize in aging-related diseases. The Portfolio was underweight diversified pharmaceutical companies, which are typically prevalent in broad based healthcare indices. Within the healthcare sector, managed care insurers and diagnostic manufacturers showed modest returns, while pharmaceuticals and healthcare distributors were the laggards. As a result, theme-based allocation was a significant detractor to performance.

Top contributors to Portfolio performance versus the benchmark were Exelixis (EXEL), Array BioPharma (ARRY), Medivation (MDVN), Ariad Pharmaceuticals (ARIA), and Pfizer (PFE). The Portfolio was overweight Exelixis, Array BioPharma, Medivation, and Ariad Pharmaceuticals which all outperformed, but had no position in Pfizer which underperformed. Exelixis, a cancer biotech company, announced positive second and third quarter results driven by continued progress of key pipeline drugs. Cabometx, its pipeline drug for kidney cancer gained market share, while also receiving European Commission approval triggering a $60 million milestone payment. Exelixis also announced positive clinical trial results for Cotellic, a drug it is developing in collaboration with Roche. Array BioPharma gained over 80% in September after announcing positive Part 1 Phase 3 trial results for Encorafenib (cancer drug) that met statistical significance for certain safety and effectiveness metrics. Array BioPharma expects to release Part 2 data in mid-2017 along with regulatory approval submissions. Medivation, a biotech cancer drug maker, was acquired by Pfizer in August 2016 at an approximate 55% premium.

The top detractors to Portfolio performance versus the benchmark were Brookdale Senior Living (BKD), Welltower (HCN), Ventas (VTR), Novo Nordisk (NVO), and Endologix (ELGX). The Portfolio was overweight these positions which underperformed and hurt the performance of the Portfolio. Brookdale Senior Living, a senior living REIT, was negatively impacted by rising rates in the second half of 2016, while also announcing disappointing third quarter results, and cutting financial forecasts for the year. Welltower, a healthcare REIT company, announced a major asset sale and portfolio repositioning. Ventas, a retirement community operator, along with other healthcare REITs, was dragged down by underwhelming third quarter results.

How was the Portfolio positioned at period end?

Top themes in the Portfolio were assisted living (26%), oncology (26%), retirement communities (20%), and cardiovascular care (11%). Top holdings for the Portfolio included Welltower (5.2%), Ventas (3.7%), Celgene (3.0%), and Amgen (2.6%). Welltower and Ventas, two of the largest publicly traded healthcare REITs, specialize in caring for the elderly, and operate retirement homes and assisted living facilities. Each has a broad, geographic reach with a network that spans across the U.S. Celgene Corporation is a biotech company with leading oncology drugs such as Abraxane, Vidaza, and Revlimid which are used to treat breast cancer, lung cancer, and multiple myeloma, respectively. Amgen is a diversified biotech company with drugs therapies for a variety of aging-related diseases such as cancer, arthritis, and kidney disease. Major drugs for the company include Neulasta (cancer), Neupogen (cancer), Enbrel (arthritis), and Aranesp (kidney disease).

Global Atlantic Motif Aging of America Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the period ended December 31, 2016 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Motif Aging of America Portfolio
Class II	(6.60)%
Russell 3000 Index (Total Return)	4.64%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the July 29, 2016 prospectus.

**	Commencement of operations is July 29, 2016. Total returns for periods of less than one year are not annualized.

The Russell 3000 Index (Total Return) measures the performance of approximately 3,000 of the largest U.S. companies. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.6%
Money Market Fund	0.4%
Other Assets Less Liabilities - Net	0.0	% *
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

*	Represents less than (0.05)%.

Global Atlantic Motif Real Estate Trends Portfolio
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and income.

Management Review

The Portfolio is subadvised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was July 29, 2016. For the five months ended December 31, 2016, the Portfolio outperformed its reference benchmark, the Dow Jones U.S. Real Estate Index. The Portfolio posted a return of -7.20% compared to a benchmark return of -7.70%, beating the benchmark by 50 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The real estate industry was negatively affected as interest rates rose significantly in the fourth quarter. The U.S. 10-year Treasury rate touched as low as 1.36% in July, before gradually increasing, and then rapidly picking up after the November presidential election on the potential of increased stimulus spending that could spur inflation, ending the year at 2.45%.

On theme-level contribution, industrial and logistics, commercial spaces, and urban infrastructure were the leaders, though all were modestly negative, while senior and assisted living, brick-and-mortar shopping, and digital real estate were laggards. Theme allocation was a contributor to performance compared to the benchmark, as an underweight to retail real estate investment trusts (REITs) and overweight in residential REITs benefitted the Portfolio, while underweights in Hotel REITs and Mortgage REITs detracted from portfolio performance.

Stock selection was the main driver of the Portfolio’s outperformance relative to the benchmark, particularly within healthcare and residential REITs industries, where the Portfolio held larger positions than the benchmark in Caretrust REIT, Sabra Health Care REIT, National Health Investors, and Equity Lifestyle Properties.

The top contributors to Portfolio performance relative to the benchmark were Simon Property Group (SPG), Realty Income (O), Kimco Realty (KIM), Post Properties (PPS), and Investors Real Estate Trust (IRET). The Portfolio was overweight Post Properties, an apartment REIT that was acquired by Mid-American Apartment Communities in December, and Investors Real Estate Trust, an apartment REIT whose portfolio has a larger proportion of its multi-family portfolio in key urban areas. The Portfolio was underweight Simon Property Group, Realty Income, and Kimco Realty, which were benchmark underperformers.

The top detractors to Portfolio performance were Brookdale Senior Living (BKD), Host Hotels & Resorts (HST), General Growth Properties (GGP), CBRE Group (CBG), and CyrusOne (CONE). The Portfolio was overweight Brookdale Senior Living, which was negatively impacted by rising rates in the second half of 2016 and disappointing third quarter results, General Growth Properties, which suffered from broad market weakness in retail REITs, and CyrusOne. The Portfolio was underweight CBRE Group and Host Hotels & Resorts, which were benchmark outperformers.

How was the Portfolio positioned at period end?

The Portfolio focuses on themes driven by secular trends such as urban infrastructure, senior and assisted living, and digital real estate, while limiting exposure to other traditional industries such as office, retail, and hotels. Motif believes certain industries are being threatened by technology and innovation, which has led to underweights in retail and hotels. Specifically, Motif is concerned retail REITs will continue to be adversely affected as consumers continue to buy more goods online.

Motif continues to believe that millennials will become increasingly important and continue to drive the urban infrastructure theme, while the U.S. population led by the baby boomers, will continue to age and support the senior and assisted living theme. As a result, the Portfolio was positioned towards the themes of urban infrastructure (35%) and senior and assisted living (21%), which displayed attractive value, quality, growth, and momentum characteristics. Top industries for the Portfolio included multi-family housing (25%), assisted living (12%), data centers (12%), and self-storage (10%). The top holdings for the Portfolio include Public Storage (3.3%), AvalonBay Communities (3.0%), Equity Residential (3.0%), and General Growth Properties (2.9%). Public Storage is a leading operator of self-storage facilities, while AvalonBay and Equity Residential own a significant portion of their multi-family property portfolio in vibrant, metropolitan areas such as New York City and San Francisco. The theme of urban infrastructure is driven by millennials who are moving to cities, driving apartment rentals higher, and increasing usage of self-storage facilities. General Growth Properties owns shopping malls in prime retail locations, with a diverse tenant base including stores such as Lululemon, Cartier, and TJ Maxx (which are not holdings of the Portfolio), along with theatres and a variety of restaurants. For industries such as home and office furnishing retail stores, Motif focuses on REITs with properties in more attractive urban areas, which they believe are more insulated from the shift from brick-and-mortar shopping to e-commerce.

Global Atlantic Motif Real Estate Trends Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the period ended December 31, 2016 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Motif Real Estate Trends Portfolio
Class II	(7.20)%
Dow Jones U.S. Real Estate Index (Total Return)	(7.70)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the July 29, 2016 prospectus.

**	Commencement of operations is July 29, 2016. Total returns for periods of less than one year are not annualized.

The Dow Jones U.S. Real Estate Index (Total Return) is a subset of the Dow Jones U.S. Index that comprises Real Estate Investment Trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.9%
Money Market Fund	0.8%
Other Assets Less Liabilities - Net	0.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic Motif Technological Innovations Portfolio
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is subadvised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was July 29, 2016. For the five months ended December 31, 2016, the Portfolio underperformed its reference benchmark, the Russell 3000 Technology Index. The Portfolio posted a return of -0.60% compared to a benchmark return of 6.54%, lagging the benchmark by -714 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

On theme-level contribution, online video, cloud computing, and digital payments were leaders, while software-as-a-service, big data, and cyber security were laggards. Theme-based allocation was the main driver of the Portfolio’s underperformance. Compared to the benchmark, underweight exposure to semiconductors, computer hardware, enterprise storage, and mobile computing hurt the Portfolio, which were among the leading performers within the technology sector. Semiconductors was a top performing industry in 2016 with mergers and acquisitions activity and the continued transition from PC/Smartphone end market reliance to diversified end market exposure to other verticals such as autos, wireless connectivity, and industrials. Enterprise storage and memory chips, an underweight for the Portfolio, recovered strongly in 2016 as well. Despite this sector outperformance, Motif believes enterprise storage is becoming increasingly commoditized and has limited pricing power. While certain technology industries outperformed, such as computer hardware, semiconductors and semiconductor equipment and enterprise storage, Motif generally views these industries as more cyclical and having less attractive long term prospects.

Top contributors to Portfolio performance versus the benchmark were overweight positions in Netflix (NFLX), Akamai (AKAM), and American Express (AXP), and underweight positions in Facebook (FB) and Yahoo! Inc (YHOO). Netflix, the leading online video streaming service in the U.S., outperformed the technology sector. User subscription growth surprised to the upside as Netflix made headways into international markets as its core U.S. market becomes more saturated. Netflix launched in approximately 130 new territories in 2016. Facebook lagged after strong 2015 and first half of 2016 performances as reports in September that Facebook misled advertisers on video ad metrics, inflating average viewing time, weighed on the stock price. Facebook also reported disappointing third quarter results, cautioned about future revenue growth, and announced its first ever share buyback.

The top detractors to portfolio performance versus the benchmark were overweight positions in Twilio (TWLO), Alibaba (BABA), Amazon (AMZN), Workday (WDAY), and Activision Blizzard (ATVI). Twilio, the enterprise messaging platform which had an initial public offering (“IPO”) at $15 per share in June 2016, experienced a tumultuous ride post-IPO. After Twilio’s share price rose to $68 per share in September, it subsequently fell after announcing a secondary share offering in October that priced severely below expectations. Alibaba, the leading tech company in China, has expanded from its core online marketplace to other services such as cloud servers and payments. Chinese markets had a tough second half of 2016, particularly in the fourth quarter, with Alibaba underperforming its peers.

How was the Portfolio positioned at period end?

The Portfolio focuses on themes driven by secular trends such as big data, enterprise storage, software-as-a-service, and cyber security, which has led to relative overweight positions in growth technology-related companies across various sectors, but not limited to traditional technology sector.

The Portfolio was positioned towards the themes of digital payments (15%), cloud computing (13%), and social networking (8%), which Motif believes displayed attractive value, quality, growth, and momentum characteristics. Top segments for the Portfolio included enterprise applications (9%), e-commerce retailers (9%), and search & web portals (6%).

Top holdings for the Portfolio included Google (3.2%), Facebook (3.2%), Amazon (2.9%), and Visa (2.6%). Motif believes that Facebook and Google are two leading technology companies that traditionally generate most of their revenues from advertising one through a social networking platform and the other through a search portal. These companies have continued to garner a significant share of revenue growth in the advertising market. Motif believes that Facebook has made a remarkable transition to mobile with a variety of products and services on its core Facebook platform, Facebook messaging, and Instagram. With over 1 billion users, Motif expects Facebook to maintain its dominant positioning and venture into other complementary products to spur future growth. Motif believes that Amazon has become the go-to marketplace for consumers, while its cloud business has revolutionized the cloud computing world, separating itself from peers such as Microsoft and Google. Visa has been a constant in the payments industry for years, enjoying a sizable barrier to entry around its processing network. Motif expects Visa to provide stable, but growing revenues as the shift towards electronic transactions continues.

Global Atlantic Motif Technological Innovations Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the period ended December 31, 2016 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Motif Technological Innovations Portfolio
Class II	(0.60)%
Russell 3000 Technology Index (Total Return)	6.54%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the July 29, 2016 prospectus.

**	Commencement of operations is July 29, 2016. Total returns for periods of less than one year are not annualized.

The Russell 3000 Technology Index (Total Return) is a capitalization-weighted index measuring the performance of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.0%
Money Market Fund	1.1%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic PIMCO Tactical Allocation Portfolio
(formerly FVIT PIMCO Tactical Allocation Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is subadvised by Pacific Investment Management Company LLC (“PIMCO”).

How did the Portfolio perform during the period?

During 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 3.91% compared to a benchmark return of 5.63%, a difference of -172 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Markets in 2016 were dotted with periods of volatility induced by brief episodes of uncertainty and unexpected political global outcomes. On the whole however, global markets, as well as the global economy, were relatively resilient. Similarly, the portfolio experienced several periods of derisking throughout the year as volatility, measured the CBOE Volatility Index (VIX), heighted during those periods. Specifically, the Portfolio derisked (i.e., lowered equity exposure) below benchmark exposure at the onset of the New Year; while derisking twice to the approximate benchmark exposure amid third quarter volatility and the U.S. Presidential election. However, for the majority of the year, the Portfolio maintained its risk-on posture with an overweight to equities relative to the benchmark. Overall, dynamic equity allocations were positive for relative performance as most equity markets ended the period higher. However, the Portfolio’s lack of exposure to emerging market equites relative to the benchmark modestly detracted from performance as the region rallied over the period. The Portfolio’s investment in S&P 500 put options, used to hedge against equity market shocks, was negative for performance as U.S. equities ended the period higher.

The Portfolio’s fixed income allocations were about neutral relative to its benchmark. A defensive U.K. interest rate posture detracted from performance as yields rallied in the region. Conversely, spread sectors, specifically financial corporate credit, non-Agency mortgage backed securities, U.S. dollar denominated Brazilian debt, and an allocation to TIPS, were additive as spreads narrowed and breakeven levels rose. A tactical short to the Japanese Yen early in the year was negative for performance; however, this was offset by a tactical short to a basket of emerging market currencies which depreciated versus the U.S. dollar.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark amid subdued volatility. Within equities, the Portfolio was overweight U.S. large cap, equal weight international developed, and underweight emerging markets. Within fixed income, the Portfolio remained slightly underweight to about neutral on interest rate risk as the U.S. economy appeared to be on solid footing, though international developments are likely to weigh on yields. The Portfolio continues to emphasize diversified sources of spread through an allocation to Treasury inflation-protected securities (TIPS) and non-Agency mortgages as well as selection within corporate credit and emerging market external debt. Lastly, the Portfolio continues to maintain its long-dollar positioning, but the composition of relative value exposures may change tactically.

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	3.91%	(0.58)%
S&P Target Risk® Moderate Index (Total Return)	5.63%	1.24%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.18% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	29.8%
U.S. Treasury Securities	21.1%
Mortgage Backed Securities	20.2%
Corporate Bonds	18.7%
Municipal Bond	0.1%
Short-Term Investments	16.7%
Collateralized Mortgage Obligations	4.5%
Asset Backed Securities	2.6%
Commercial Mortgage Backed Securities	1.9%
Purchased Options on indices	1.5%
Other Assets Less Liabilities - Net	(17.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Select Advisor Managed Risk Portfolio
(formerly FVIT Select Advisor Managed Risk Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

Effective October 1, 2016, the Capital Appreciation and Income Component is subadvised by Wilshire Associates Incorporated (“Wilshire”), while the Managed Risk Component is subadvised by Milliman Financial Risk Management (“Milliman”). Prior to October 1, 2016, the Capital Appreciation and Income Component was managed by Global Atlantic Investment Advisors, LLC (“the Adviser”) without the use of a sub-adviser.

How did the Portfolio perform during the period?

During 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 5.10% compared to a benchmark return of 5.63%, a difference of -53 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Heightened global growth fears in the first quarter caused investors to take a risk off position. Major U.S. and global equity indices, as well as commodities, fell sharply, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied. Investor fears, however, were short-lived as a sharp rally from mid-February to mid-March erased the January market correction. Relatively low volatility followed until late June when Great Britain unexpectedly voted to leave the European Union (“Brexit”). U.S. equity indices declined 3.6%-5.5% and major international equity indices fell 6.1%-12.8% in just three days. The pattern seen in the first quarter a significant market decline followed by a rapid recovery was repeated on this occasion; however the speed of the recovery, just four days, was even swifter. The second half of the year saw relative calm in the financial markets, with the only modest rise in volatility occurring around the U.S. election in November.

An overweight to equities versus the benchmark was a positive contributor to performance during the year as stocks outperformed bonds. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period. For much of the year, the Portfolio was underweight international equities relative to the benchmark, which contributed positively to performance; however the decision to overweight international equities in the fourth quarter detracted from performance as international equities experienced negative returns. Positive attribution from asset allocation was partially offset by the underperformance of the Portfolio’s underlying equity funds.

Within fixed income, the Portfolio had a shorter duration and was underweight U.S. Treasuries relative to the benchmark, which detracted from performance during the period. During the fourth quarter, the Portfolio increased its underweight to U.S. Treasuries and went overweight high yield fixed income securities, both of which contributed to performance as rates rose sharply post the U.S. election.

Active management had a difficult year in 2016, which is evident when one looks at the performance of actively managed funds relative to their respective benchmarks. For example, 77% of domestic large cap growth equity funds lagged the Russell 1000 Growth index during 2016 and 83% of foreign large cap value funds lagged the MSCI EAFE Value NR index. A full 94% of high yield funds lagged the BofAML HY Master II Index due to the exceptional rally in CCC names held by few actively managed mutual funds. The Portfolio’s allocation to passively managed exchange-traded funds (ETFs) provided some protection from the underperformance of active management.

While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in the aforementioned market declines, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance in 2016. Post-Brexit, the remainder of 2016 was relatively calm. As a result, there was only nominal hedging required and the Managed Risk Component therefore had a negligible effect on performance post-Brexit.

In markets where volatility exhibits the type of behavior seen in the first half of the year, greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the Managed Risk Strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the Managed Risk Component responded as designed during market downturns, the exceptionally quick nature of the recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the year.

During 2016 in consultation with the Adviser, the Managed Risk Component sub-adviser, Milliman, made some changes to the Managed Risk Component that are intended to improve Portfolio performance during periods of market declines followed by rapid recoveries such as those experienced in the first half of the year, while still preserving the majority of the downside protection.

How was the Portfolio positioned at period end?

Wilshire believes that domestic equities appear to be fully valued and although the outlook for domestic economic growth is promising, any negative surprise may be met by a negative market reaction. In Wilshire’s view, potential events that could negatively impact the Portfolio may include disappointing economic stimulus from Congress and President-elect Trump, which could be manifested through underwhelming spending measures, an inability to consummate an agreement that reduces personal and corporate tax rates, an inability to pass a measure that allows for repatriation of offshore corporate cash or a failure to reduce the regulatory burden across various sectors. Wilshire believes that the market appears to be pricing in some optimism regarding the actions listed above and that another risk would be if the U.S. Federal Reserve raises interest rates more quickly, or in a more pronounced manner, than the market expects. Given Wilshire’s view of elevated forward price to earnings (P/E) levels, Wilshire believes any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. In addition, if protectionist rhetoric leads to a “trade war” then risk assets may sell off. The Portfolio’s beta to global equities is substantially below Wilshire’s long-term targets in order to seek to enhance portfolio protection if a risk-off scenario occurs. The changes versus Wilshire’s long-term targets were made to increase portfolio diversification and reduce equity market risk.

At period end, the Portfolio remained underweight fixed income and overweight equities relative to the benchmark. Within fixed income, the Portfolio was overweight domestic credit exposure and underweight international fixed income, while within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and was underweight exposure to emerging market equities versus the benchmark.

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	5.10%	3.05%	3.66%
S&P Target Risk® Moderate Index (Total Return)	5.63%	2.97%	3.36%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	61.6%
Variable Insurance Trusts - Debt Fund	17.3%
Exchange Traded Debt Funds	10.5%
Exchange Traded Equity Funds	5.7%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	0.0	% *
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

*	Represents less than 0.05%

Global Atlantic Wellington Research Managed Risk Portfolio
(formerly FVIT Wellington Research Managed Risk Portfolio)
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The equity and fixed income strategies are subadvised by Wellington Management Company LLP (“Wellington”) while the Managed Risk Strategy is subadvised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 4.68% compared to a benchmark return of 5.63%, a difference of -95 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Heightened global growth fears in the first quarter caused investors to take a risk off position. Major U.S. and global equity indices, as well as commodities, fell sharply, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied. Investor fears, however, were short-lived as a sharp rally from mid-February to mid-March erased the January market correction. Relatively low volatility followed until late June when Great Britain unexpectedly voted to leave the European Union (Brexit”). U.S. equity indices declined 3.6%-5.5% and major international equity indices fell 6.1%-12.8% in just three days. The pattern seen in the first quarter a significant market decline followed by a rapid recovery was repeated on this occasion; however the speed of the recovery, just four days, was even swifter. The second half of the year saw relative calm in the financial markets, with the only modest rise in volatility occurring around the U.S. election in November.

An overweight to equities versus the benchmark contributed positively to performance in 2016. During the period, the equity portion of the Portfolio lagged the S&P 500 Index (gross of fees). Underperformance was primarily driven by stock selection within the financials, information technology, and consumer staples sectors. Negative relative returns within the information technology sector were particularly driven by stock selection within semiconductor and IT services sub-sectors. Within the financials sector, the Portfolio’s holdings in consumer finance and banks detracted from relative performance. This was partially offset by stronger security selection within the consumer discretionary, utilities, and industrials sectors.

Top detractors from relative performance of the equity portion of the Portfolio during the period included McKesson Corporation (health care) and JPMorgan Chase & Co (financials). The Portfolio’s relative overweight position to McKesson Corporation, a US-based pharmaceutical distributor and health care information technology company, detracted most from relative results. McKesson’s share price fell after the company lowered fiscal year 2017 guidance due to lower branded drug inflation and an increase in competitive pricing within the independent pharmacy space. Wellington maintained its position during 2016. Not owning benchmark constituent JPMorgan Chase, a US-based global financial services firm, also detracted from relative performance. Shares of financial stocks benefitted from the anticipation that the incoming Trump administration will roll back some post-financial crisis regulations. Wellington believes JP Morgan Chase is fairly valued and instead it continues to focus on undervalued stocks in the banks group.

Top contributors to relative performance of the equity portion of the Portfolio during the period included US-based data-storage company, Seagate Technology (information technology) and US-based global financial services company, Bank of America (financials). Wellington initiated a position in Seagate Technology during the period and likes management’s shareholder oriented focus. Seagate announced an ambitious restructuring plan, boosting the stock price. Bank of America’s stock was driven higher on investors’ expectations of rising interest rates and that the Republican sweep of the White House and Congress will relieve regulatory pressures that the banking sector has faced since the financial crisis. Wellington believes this will help contribute to accelerating earnings growth over the next few years. Bank of America is the Portfolio’s largest active weight within the sector and is more levered to rising rates given its large deposit base.

The fixed income portion of the Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index during the period. Security selection and sector allocation both contributed to outperformance. Security selection within investment grade credit, particularly within industrials issuers, contributed most to relative results. Overweight positioning to asset backed securities, particularly the Portfolio’s out-of-benchmark position in collateralized loan obligations (CLOs), also contributed positively. On average during the period, the fixed income portion of the Portfolio was positioned with a modestly short duration bias which detracted from relative results.

While the Managed Risk Component helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in the aforementioned market declines, the subsequent rapid recoveries resulted in the Managed Risk Component detracting from performance in 2016. Post-Brexit, the remainder of 2016 was relatively calm. As a result, there was only nominal hedging required and the Managed Risk Component therefore had a negligible effect on performance post-Brexit.

In markets where volatility exhibits the type of behavior seen in the first half of the year, greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the Managed Risk Component materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the Managed Risk Component responded as designed during market downturns, the exceptionally quick nature of the recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the year.

During 2016 in consultation with the Adviser, the Managed Risk Component sub-adviser, Milliman, made some changes to the Managed Risk Component that are intended to improve Portfolio performance during periods of market declines followed by rapid recoveries such as those experienced in the first half of the year, while still preserving the majority of the downside protection.

How was the Portfolio positioned at period end?

Wellington believes the majority of the U.S. industrial sector will benefit from more cash mobility, lower taxes and higher U.S. infrastructure spending. Almost all have been hit by the recent “industrial recession” with business confidence remaining depressed as capital spending checkbooks have not opened up in a meaningful way. Wellington believes that there is a disconnect between what the infrastructure levered stocks are pricing in versus what they believe is realistic. Wellington is avoiding some manufacturing stocks that have aggressively rallied on the U.S. infrastructure theme.

Within the financials sector, U.S. banks have rallied following the election of Donald Trump. Wellington expects fewer regulatory restrictions and more fiscal stimulus to provide a tailwind for many banks with large deposit franchises. Wellington remains sanguine on U.S. banks due to their inexpensive valuations relative to returns and the potential upside that higher interest rates could provide. It continues to focus on value stocks in the group with Bank of America as its largest active weight within the sector. Wellington also added to PNC Financial Services in the fourth quarter of 2016, as it believes that this retail and business banking focused diversified financial services firm has a disciplined management team, clear plan to deepen relationships with clients to drive fee growth, and trades at an attractive valuation.

At the end of the period, the fixed income portion of the Portfolio was positioned with a neutral to modestly short duration posture. The Portfolio continues to be moderately pro-cyclically positioned in credit markets. Within spread sectors, the Portfolio is positioned with a modest overweight to asset-backed securities and commercial mortgage-backed securities, as Wellington believes the consumer should benefit from expected steady growth rate of the U.S. economy and stable housing market. Additionally, the Portfolio is overweight taxable municipals which Wellington believes offer diversification benefits and overweight corporate bonds, favoring financials. The Portfolio maintains a neutral to underweight positioning in agency mortgage-backed pass-throughs as the firm expects modest interest rate volatility by the U.S. Federal Reserve.

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	4.68%	4.85%	5.60%
S&P Target Risk® Moderate Index (Total Return)	5.63%	2.97%	3.36%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.22% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	60.8%
Corporate Bonds	11.1%
U.S. Treasury Securities	8.2%
Mortgage Backed Securities	7.9%
Asset Backed Securities	3.4%
Exchange Traded Equity Fund	1.8%
Commercial Mortgage Backed Securities	1.1%
Municipal Securities	0.8%
Collateralized Mortgage Obligations	0.1%
Preferred Stock	0.0	% *
Money Market Fund	7.1%
Other Assets Less Liabilities - Net	(2.3)%
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

*	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide current income and long-term capital appreciation.

Management Review

The Portfolio is subadvised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was April 29, 2016. For the 8 months ended December 31, 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 2.50% compared to a benchmark return of 2.70%, lagging the benchmark by -20 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio’s equity underweight position relative to the benchmark was a detractor to performance in the period. Within equities, the Portfolio was overweight U.S. equities, relative to the benchmark, which contributed to performance; however this benefit was offset by the underperformance of the Portfolio’s underlying domestic equity fund managers. The decision to overweight high yield fixed income securities in lieu of equities contributed to performance.

Active management had a difficult year in 2016, which is evident when one looks at the performance of actively managed funds relative to their respective benchmarks. For example, 77% of domestic large cap growth equity funds lagged the Russell 1000 Growth index during 2016 and 83% of foreign large cap value funds lagged the MSCI EAFE Value NR index. A full 94% of high yield funds lagged the BofAML HY Master II Index due to the exceptional rally in CCC names held by few actively managed mutual funds. The Portfolio’s significant allocation to passively managed exchange-traded funds (ETFs) provided some protection from the underperformance of active management.

How was the Portfolio positioned at period end?

Wilshire believes that domestic equities appear to be fully valued and although the outlook for domestic economic growth is promising, any negative surprise may be met by a negative market reaction. In Wilshire’s view, potential events that could negatively impact the Portfolio may include disappointing economic stimulus from Congress and President-elect Trump, which could be manifested through underwhelming spending measures, an inability to consummate an agreement that reduces personal and corporate tax rates, an inability to pass a measure that allows for repatriation of offshore corporate cash or a failure to reduce the regulatory burden across various sectors. Wilshire believes that the market appears to be pricing in some optimism regarding the actions listed above and that another risk would be if the U.S. Federal Reserve raises interest rates more quickly, or in a more pronounced manner, than the market expects. Given Wilshire’s view of elevated forward price to earnings (P/E) levels, Wilshire believes any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. In addition, if protectionist rhetoric leads to a “trade war” then risk assets may sell off. The Portfolio’s beta to global equities is substantially below Wilshire’s long-term targets in order to seek to enhance portfolio protection if a risk-off scenario occurs. The changes versus Wilshire’s long-term targets were made to increase portfolio diversification and reduce equity market risk.

At period end, the Portfolio remained overweight fixed income and underweight equities relative to the benchmark. Within fixed income, the Portfolio was overweight domestic credit exposure and underweight international fixed income, while within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and was overweight exposure to emerging market equities versus the benchmark.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the period ended December 31, 2016 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Class II	2.50%
S&P Target Risk® Moderate Index (Total Return)	2.70%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.19% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 29, 2016. Total returns for periods of less than one year are not annualized.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	15.8%
Variable Insurance Trusts - Debt Funds	41.0%
Exchange Traded Debt Funds	24.1%
Exchange Traded Equity Funds	18.8%
Money Market Fund	0.4%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Management Review

The Portfolio is subadvised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was April 29, 2016. For the 8 months ended December 31, 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 3.20% compared to a benchmark return of 4.15%, lagging the benchmark by -95 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio’s equity underweight position relative to the benchmark was a detractor to performance in the period. Within equities, the Portfolio was overweight U.S. equities, relative to the benchmark, which contributed to performance; however this benefit was offset by the underperformance of the Portfolio’s underlying domestic equity fund managers. The decision to overweight high yield fixed income securities in lieu of equities contributed to performance.

Active management had a difficult year in 2016, which is evident when one looks at the performance of actively managed funds relative to their respective benchmarks. For example, 77% of domestic large cap growth equity funds lagged the Russell 1000 Growth index during 2016 and 83% of foreign large cap value funds lagged the MSCI EAFE Value NR index. A full 94% of high yield funds lagged the BofAML HY Master II Index due to the exceptional rally in CCC names held by few actively managed mutual funds. The Portfolio’s significant allocation to passively managed exchange-traded funds (ETFs) provided some protection from the underperformance of active management.

How was the Portfolio positioned at period end?

Wilshire believes that domestic equities appear to be fully valued and although the outlook for domestic economic growth is promising, any negative surprise may be met by a negative market reaction. In Wilshire’s view, potential events that could negatively impact the Portfolio may include disappointing economic stimulus from Congress and President-elect Trump, which could be manifested through underwhelming spending measures, an inability to consummate an agreement that reduces personal and corporate tax rates, an inability to pass a measure that allows for repatriation of offshore corporate cash or a failure to reduce the regulatory burden across various sectors. Wilshire believes that the market appears to be pricing in some optimism regarding the actions listed above and that another risk would be if the U.S. Federal Reserve raises interest rates more quickly, or in a more pronounced manner, than the market expects. Given Wilshire’s view of elevated forward price to earnings (P/E) levels, Wilshire believes any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. In addition, if protectionist rhetoric leads to a “trade war” then risk assets may sell off. The Portfolio’s beta to global equities is substantially below Wilshire’s long-term targets in order to seek to enhance portfolio protection if a risk-off scenario occurs. The changes versus Wilshire’s long-term targets were made to increase portfolio diversification and reduce equity market risk.

At period end, the Portfolio remained overweight fixed income relative to the benchmark and within fixed income, underweight domestic fixed income, but overweight domestic high yield credit. The Portfolio was underweight equities, and within equities, the Portfolio continued to be substantially underweight U.S. equities versus the benchmark while only modestly underweight international equity exposure relative to the benchmark.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the period ended December 31, 2016 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Class II	3.20%
S&P Target Risk® Growth Index (Total Return)	4.15%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.28% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 29, 2016. Total returns for periods of less than one year are not annualized.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Debt Funds	22.9%
Variable Insurance Trusts - Equity Funds	21.8%
Exchange Traded Debt Funds	22.9%
Exchange Traded Equity Funds	31.7%
Money Market Fund	0.8%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is subadvised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was April 29, 2016. For the 8 months ended December 31, 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Aggressive Index. The Portfolio posted a return of 4.70% compared to a benchmark return of 5.59%, lagging the benchmark by -89 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio’s equity underweight position relative to the benchmark was a detractor to performance in the period. Within equities, the Portfolio was overweight U.S. equities, relative to the benchmark, which contributed to performance; however this benefit was offset by the underperformance of the Portfolio’s underlying domestic equity fund managers. The decision to overweight high yield fixed income securities in lieu of equities contributed to performance.

Active management had a difficult year in 2016, which is evident when one looks at the performance of actively managed funds relative to their respective benchmarks. For example, 77% of domestic large cap growth equity funds lagged the Russell 1000 Growth index during 2016 and 83% of foreign large cap value funds lagged the MSCI EAFE Value NR index. A full 94% of high yield funds lagged the BofAML HY Master II Index due to the exceptional rally in CCC names held by few actively managed mutual funds. The Portfolio’s significant allocation to passively managed exchange-traded funds (ETFs) provided some protection from the underperformance of active management.

How was the Portfolio positioned at period end?

Wilshire believes that domestic equities appear to be fully valued and although the outlook for domestic economic growth is promising, any negative surprise may be met by a negative market reaction. In Wilshire’s view, potential events that could negatively impact the Portfolio may include disappointing economic stimulus from Congress and President-elect Trump, which could be manifested through underwhelming spending measures, an inability to consummate an agreement that reduces personal and corporate tax rates, an inability to pass a measure that allows for repatriation of offshore corporate cash or a failure to reduce the regulatory burden across various sectors. Wilshire believes that the market appears to be pricing in some optimism regarding the actions listed above and that another risk would be if the U.S. Federal Reserve raises interest rates more quickly, or in a more pronounced manner, than the market expects. Given Wilshire’s view of elevated forward price to earnings (P/E) levels, Wilshire believes any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. In addition, if protectionist rhetoric leads to a “trade war” then risk assets may sell off. The Portfolio’s beta to global equities is substantially below Wilshire’s long-term targets in order to seek to enhance portfolio protection if a risk-off scenario occurs. The changes versus Wilshire’s long-term targets were made to increase portfolio diversification and reduce equity market risk.

At period end, the Portfolio remained overweight fixed income and underweight equities relative to the benchmark. Within fixed income, the Portfolio was overweight domestic credit exposure and underweight international fixed income, while within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and was overweight exposure to emerging market equities versus the benchmark.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the period ended December 31, 2016 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Class II	4.70%
S&P Target Risk® Aggressive Index (Total Return)	5.59%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 29, 2016. Total returns for periods of less than one year are not annualized.

The S&P Target Risk® Aggressive Index (Total Return) emphasizes exposure to equities, while also providing limited fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	40.1%
Variable Insurance Trusts - Equity Funds	30.9%
Exchange Traded Debt Fund	13.0%
Variable Insurance Trusts - Debt Funds	15.0%
Money Market Fund	1.0%
Other Assets Less Liabilities - Net	(0.0	)% *
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

*	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2016

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Management Review

The Portfolio is subadvised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was April 29, 2016. For the 8 months ended December 31, 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 3.40% compared to a benchmark return of 4.15%, lagging the benchmark by -75 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio’s equity underweight position relative to the benchmark was a detractor to performance in the period. Within equities, the Portfolio was overweight U.S. equities, relative to the benchmark, which contributed to performance; however this benefit was offset by the underperformance of the Portfolio’s underlying domestic equity fund managers. The decision to overweight high yield fixed income securities in lieu of equities contributed to performance.

Active management had a difficult year in 2016, which is evident when one looks at the performance of actively managed funds relative to their respective benchmarks. For example, 77% of domestic large cap growth equity funds lagged the Russell 1000 Growth index during 2016 and 83% of foreign large cap value funds lagged the MSCI EAFE Value NR index. A full 94% of high yield funds lagged the BofAML HY Master II Index due to the exceptional rally in CCC names held by few actively managed mutual funds. The Portfolio’s significant allocation to passively managed exchange-traded funds (ETFs) provided some protection from the underperformance of active management.

How was the Portfolio positioned at period end?

Wilshire believes that domestic equities appear to be fully valued and although the outlook for domestic economic growth is promising, any negative surprise may be met by a negative market reaction. In Wilshire’s view, potential events that could negatively impact the Portfolio may include disappointing economic stimulus from Congress and President-elect Trump, which could be manifested through underwhelming spending measures, an inability to consummate an agreement that reduces personal and corporate tax rates, an inability to pass a measure that allows for repatriation of offshore corporate cash or a failure to reduce the regulatory burden across various sectors. Wilshire believes that the market appears to be pricing in some optimism regarding the actions listed above and that another risk would be if the U.S. Federal Reserve raises interest rates more quickly, or in a more pronounced manner, than the market expects. Given Wilshire’s view of elevated forward price to earnings (P/E) levels, Wilshire believes any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. In addition, if protectionist rhetoric leads to a “trade war” then risk assets may sell off. The Portfolio’s beta to global equities is substantially below Wilshire’s long-term targets in order to seek to enhance portfolio protection if a risk-off scenario occurs. The changes versus Wilshire’s long-term targets were made to increase portfolio diversification and reduce equity market risk.

At period end, the Portfolio remained overweight fixed income and underweight equities relative to the benchmark. Within fixed income, the Portfolio was overweight domestic credit exposure and underweight international fixed income, while within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and was overweight exposure to emerging market equities versus the benchmark.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Portfolio Review (Unaudited)(Continued)
December 31, 2016

The Portfolio’s performance figures* for the period ended December 31, 2016 as compared to its benchmark:

Annualized
Performance
Since Inception**
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Class II	3.40%
S&P Target Risk® Growth Index (Total Return)	4.15%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 29, 2016. Total returns for periods of less than one year are not annualized.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	29.0%
Variable Insurance Trusts - Debt Funds	25.0%
Variable Insurance Trusts - Equity Funds	24.8%
Exchange Traded Debt Funds	20.8%
Money Market Fund	0.5%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2016.

Global Atlantic American Funds® Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	VARIABLE INSURANCE TRUSTS - 95.2%
	DEBT FUNDS - 36.3%
6,156,112	American Funds Insurance Series - Bond Fund - Class I	$66,486,006
185,164	American Funds Insurance Series - Global Bond Fund - Class I	2,077,541
1,018,568	American Funds Insurance Series - High-Income Bond Fund - Class I	10,369,018
		78,932,565
	EQUITY FUNDS - 58.9%
1,982,331	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class I	26,820,940
2,542,575	American Funds Insurance Series - Global Growth and Income Fund - Class I	33,104,329
512,049	American Funds Insurance Series - Global Small Capitalization Fund - Class I	10,363,880
245,026	American Funds Insurance Series - Growth Fund - Class I	16,487,797
650,686	American Funds Insurance Series - Growth-Income Fund - Class I	28,896,984
493,472	American Funds Insurance Series - International Fund - Class I	8,300,197
210,002	American Funds Insurance Series - New World Fund - Class I	4,141,232
		128,115,359
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $208,591,369)	207,047,924

	SHORT-TERM INVESTMENTS - 4.6%
	MONEY MARKET FUND - 4.6%
9,987,592	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $9,987,592)	9,987,592

	TOTAL INVESTMENTS - 99.8% (Cost - $218,578,961)(b)	$217,035,516
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	489,285
	TOTAL NET ASSETS - 100.0%	$217,524,801

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $222,326,840 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$1,461,787
Unrealized Depreciation:	(6,753,111)
Net Unrealized Depreciation:	$(5,291,324)

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 95.2%
	DEBT FUNDS - 51.1%
24,158	iShares 10+ Year Credit Bond ETF	$1,418,075
280,225	iShares Core U.S. Aggregate Bond ETF	30,281,114
11,266	iShares Emerging Markets Local Currency Bond ETF	482,748
16,335	iShares iBoxx $ High Yield Corporate Bond ETF	1,413,794
29,342	iShares Intermediate Credit Bond ETF	3,174,511
8,738	iShares JP Morgan USD Emerging Markets Bond ETF	963,102
42,082	iShares US Credit Bond ETF	4,596,196
375,615	iShares US Treasury Bond ETF	9,364,082
		51,693,622
	EQUITY FUNDS - 44.1%
285,928	iShares Core MSCI EAFE ETF	15,334,319
34,785	iShares Core MSCI Emerging Markets ETF	1,476,623
17,773	iShares Core MSCI Pacific ETF	867,500
106,998	iShares Core S&P 500 ETF	24,073,480
11,787	iShares Core S&P Mid-Cap ETF	1,948,863
6,197	iShares Core S&P Small-Cap ETF	852,211
		44,552,996
	TOTAL EXCHANGE TRADED FUNDS (Cost - $94,045,312)	96,246,618

	SHORT-TERM INVESTMENT - 4.9%
	MONEY MARKET FUND - 4.9%
4,944,373	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $4,944,373)	4,944,373

	TOTAL INVESTMENTS - 100.1% (Cost - $98,989,685)(b)	$101,190,991
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(145,420)
	TOTAL NET ASSETS - 100.0%	$101,045,571

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $99,243,303 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$3,728,653
Unrealized Depreciation:	(1,780,965)
Net Unrealized Appreciation:	$1,947,688

See accompanying notes to financial statements.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	VARIABLE INSURANCE TRUST - 95.5%
	ASSET ALLOCATION FUND - 95.5%
16,888,354	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $285,107,024)	$261,938,370

	SHORT-TERM INVESTMENT - 4.9%
	MONEY MARKET FUND - 4.9%
13,501,173	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $13,501,173)	13,501,173

	TOTAL INVESTMENTS - 100.4% (Cost - $298,608,197)(b)	$275,439,543
	OTHER ASSETS LESS LIABILITIES -NET - (0.4)%	(1,155,266)
	TOTAL NET ASSETS - 100.0%	$274,284,277

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $299,979,209 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(24,539,666)
Net Unrealized Depreciation:	$(24,539,666)

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	COMMON STOCKS - 69.1%
	AEROSPACE/DEFENSE - 3.7%
22,270	General Dynamics Corp.	$3,845,138
45,000	United Technologies Corp.	4,932,900
		8,778,038
	AGRICULTURE - 2.6%
62,560	Archer-Daniels-Midland Co.	2,855,864
46,200	Bunge Ltd.	3,337,488
		6,193,352
	APPAREL - 1.0%
46,540	Nike, Inc.	2,365,628

	AUTO PARTS & EQUIPMENT - 0.2%
8,077	Adient PLC *	473,312

	BEVERAGES - 1.4%
31,100	PepsiCo, Inc.	3,253,993

	BUILDING MATERIALS - 1.4%
80,775	Johnson Controls International PLC	3,327,122

	CHEMICALS - 7.1%
35,600	Air Products & Chemicals, Inc.	5,119,992
69,100	Albemarle Corp.	5,948,128
44,250	Praxair, Inc.	5,185,658
15,350	Versum Materials, Inc. *	430,875
		16,684,653
	COMMERCIAL SERVICES - 2.2%
15,800	Cintas Corp.	1,825,848
15,700	Ecolab, Inc.	1,840,354
20,400	Matthews International Corp. (The)	1,567,740
		5,233,942
	COMPUTERS - 1.8%
37,300	Accenture PLC	4,368,949

	COSMETICS/PERSONAL CARE - 2.5%
38,600	Colgate-Palmolive Co.	2,525,984
41,000	Procter & Gamble Co.	3,447,280
		5,973,264
	DISTRIBUTION/WHOLESALE - 0.8%
8,100	WW Grainger, Inc.	1,881,225

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 0.7%
21,690	Visa, Inc.	$1,692,254

	ELECTRONICS - 2.1%
43,060	Honeywell International, Inc.	4,988,501

	FOOD - 0.9%
22,360	McCormick & Co., Inc.	2,086,859

	HEALTHCARE-PRODUCTS - 8.2%
54,400	Abbott Laboratories	2,089,504
28,800	Becton Dickinson and Co.	4,767,840
18,300	DENTSPLY Sirona, Inc.	1,056,459
60,300	Medtronic PLC	4,295,169
41,600	Stryker Corp.	4,984,096
25,000	West Pharmaceutical Services, Inc.	2,120,750
		19,313,818
	HOME FURNISHINGS - 0.4%
19,900	Legget & Platt, Inc.	972,712

	INSURANCE - 1.0%
17,900	Aflac, Inc.	1,245,840
7,593	Chubb Ltd.	1,003,187
3,200	RLI Corp.	202,016
		2,451,043
	IRON/STEEL - 0.5%
20,410	Nucor Corp.	1,214,803

	MACHINERY-DIVERSIFIED - 2.2%
28,340	Roper Technologies, Inc.	5,188,487

	MEDIA - 0.8%
34,240	John Wiley & Sons, Inc.	1,866,080

	MISCELLANEOUS MANUFACTURING - 4.9%
19,080	Carlisle Cos., Inc.	2,104,333
41,900	Donaldson Co., Inc.	1,763,152
54,400	Dover Corp.	4,076,192
64,070	Pentair PLC	3,592,405
		11,536,082

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	OIL & GAS - 2.0%
9,900	Chevron Corp.	$1,165,230
6,500	EOG Resources, Inc.	657,150
22,300	ExxonMobil Corp.	2,012,798
13,500	Occidental Petroleum Corp.	961,605
		4,796,783
	OIL & GAS SERVICES - 1.4%
38,000	Schlumberger Ltd.	3,190,100

	PHARMACEUTICALS - 3.4%
22,560	AbbVie, Inc.	1,412,707
38,700	Johnson & Johnson	4,458,627
16,800	Perrigo Co. PLC	1,398,264
26,900	Roche Holding AG (ADR)	767,457
		8,037,055
	RETAIL - 8.4%
26,590	CVS Health Corp.	2,098,217
52,690	Gap, Inc. (The)	1,182,364
20,570	McDonald’s Corp.	2,503,780
47,200	Ross Stores, Inc.	3,096,320
37,400	Target Corp.	2,701,402
18,100	Tiffany & Co.	1,401,483
28,900	Wal-Mart Stores, Inc.	1,997,568
34,470	Walgreens Boots Alliance, Inc.	2,852,737
23,000	Yum! Brands, Inc.	1,456,590
23,000	Yum China Holdings, Inc. *	600,760
		19,891,221
	SEMICONDUCTORS - 4.1%
16,270	Analog Devices, Inc.	1,181,528
47,400	Linear Technology Corp.	2,955,390
24,200	QUALCOMM, Inc.	1,577,840
53,100	Texas Instruments, Inc.	3,874,707
		9,589,465
	SOFTWARE - 2.4%
89,410	Microsoft Corp.	5,555,937

	TRANSPORTATION - 1.0%
21,610	United Parcel Service, Inc.	2,477,371

	TOTAL COMMON STOCKS (Cost - $149,791,327)	163,382,049

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	MUTUAL FUND - 24.2%
	DEBT FUND - 24.2%
5,891,202	Franklin Templeton Total Return Fund - R6 Shares (Cost - $58,913,180)	$57,203,573

	SHORT-TERM INVESTMENT - 7.3%
	MONEY MARKET FUND - 7.3%
17,226,839	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $17,226,839)	17,226,839

	TOTAL INVESTMENTS - 100.6% (Cost - $225,931,346)(b)	$237,812,461
	OTHER ASSETS LESS LIABILITIES - NET - (0.6)%	(1,411,526)
	TOTAL NET ASSETS - 100.0%	$236,400,935

*	Non-income producing security.

ADR - American Depositary Receipt

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $226,118,008 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$17,825,609
Unrealized Depreciation:	(6,131,156)
Net Unrealized Appreciation:	$11,694,453

Contracts		Unrealized Appreciation
	SHORT FUTURES CONTRACTS
9	MSCI EAFE Index Mini Future March 2017
	(Underlying Face Amount at Value $754,020)	$1,385
11	MSCI Emerging Market E-Mini Future March 2017
	(Underlying Face Amount at Value $472,395)	10,075
	NET UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS	$11,460

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares				Value
	EXCHANGE TRADED FUNDS - 28.7%
	EQUITY FUNDS - 28.7%
8,560	iShares Core S&P 500 ETF			$1,925,914
8,363	SPDR S&P 500 ETF Trust			1,869,381
24,537	Vanguard S&P 500 ETF			5,037,692
	TOTAL EXCHANGE TRADED FUNDS (Cost $7,903,224)			8,832,987

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY NOTE - 29.8%
$9,358,000	United States Treasury Note (Cost $9,496,100)	2.13	5/15/2025	9,173,760

Contracts	PURCHASED OPTIONS - 0.1%
26	FTSE 100 Index, January 2017, Put @ $6,200			642
7	Nikkei 225 Index, February 2017, Put @ $16,250			2,761
16	S&P 500 Index, January 2017, Put @ $1,900			680
62	S&P 500 Index, February 2017, Put @ $1,975			24,490
	TOTAL PURCHASED OPTIONS (Cost - $111,467)			28,573

Shares
	SHORT-TERM INVESTMENTS - 39.4%
	MONEY MARKET FUND - 29.8%

9,192,272	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)			9,192,272

Principal
Amount		Coupon Rate (%)(b)	Maturity
	U.S. GOVERNMENT AGENCY - 9.6%
$729,000	Fannie Mae Discount Notes	0.36	3/1/2017	728,570
771,000	Federal Home Loan Bank Discount Notes		3/22/2017	770,075
1,456,000	Freddie Mac Discount Notes	0.43	4/6/2017	1,454,347
				2,952,992

	TOTAL SHORT-TERM INVESTMENTS (Cost - $12,145,264)			12,145,264

	TOTAL INVESTMENTS - 98.0% (Cost - $29,656,055)(c)			$30,180,584
	OTHER ASSETS LESS LIABILITIES - NET - 2.0%			611,799
	TOTAL NET ASSETS - 100.0%			$30,792,383

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents discount rate at time of purchase.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $29,575,669 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$930,743
Unrealized Depreciation:	(340,458)
Net Unrealized Appreciation:	$590,285

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Contracts	OPTIONS WRITTEN	Value
26	FTSE 100 Index, January 2017, Call @ $7,200	$5,381
7	Nikkei 225 Index, January 2017, Call @ $19,500	5,101
79	S&P 500 Index, January 2017, Call @ $2,350	4,148
	TOTAL OPTIONS WRITTEN (Premiums received - $16,409)	$14,630

		Unrealized Appreciation/
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS
27	FTSE 100 Index Future March 2017
	(Underlying Face Amount at Value $2,352,062)	$61,250
7	Nikkei 225 (OSE) Future March 2017
	(Underlying Face Amount at Value $1,146,311)	44,317
69	Russell 2000 Mini Future March 2017
	(Underlying Face Amount at Value $4,681,305)	(79,108)
28	S&P Midcap 400 E-Mini Future March 2017
	(Underlying Face Amount at Value $4,645,480)	(100,100)
	NET UNREALIZED DEPRECIATION ON LONG FUTURES CONTRACTS	$(73,641)

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 95.1%
	DEBT FUNDS - 19.1%
57,457	iShares 10+ Year Credit Bond ETF	$3,372,726
454,697	iShares Core U.S. Aggregate Bond ETF	49,134,558
34,426	iShares Emerging Markets Local Currency Bond ETF	1,475,154
26,753	iShares iBoxx $ High Yield Corporate Bond ETF	2,315,472
70,610	iShares Intermediate Credit Bond ETF	7,639,296
27,107	iShares JP Morgan USD Emerging Markets Bond ETF	2,987,734
67,270	iShares US Credit Bond ETF	7,347,229
609,570	iShares US Treasury Bond ETF	15,196,580
		89,468,749
	EQUITY FUNDS - 76.0%
2,366,049	iShares Core MSCI EAFE ETF	126,891,208
536,839	iShares Core MSCI Emerging Markets ETF	22,788,815
61,490	iShares Core MSCI Pacific ETF	3,001,327
806,706	iShares Core S&P 500 ETF	181,500,783
89,083	iShares Core S&P Mid-Cap ETF	14,728,983
46,425	iShares Core S&P Small-Cap ETF	6,384,366
		355,295,482
	TOTAL EXCHANGE TRADED FUNDS (Cost - $426,601,113)	444,764,231

	SHORT-TERM INVESTMENT - 4.8%
	MONEY MARKET FUND - 4.8%
22,720,665	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a) (Cost - $22,720,665)	22,720,665

	TOTAL INVESTMENTS - 99.9% (Cost - $449,321,778)(b)	$467,484,896
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	281,829
	TOTAL NET ASSETS - 100.0%	$467,766,725

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $450,244,543 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$24,435,756
Unrealized Depreciation:	(7,195,403)
Net Unrealized Appreciation:	$17,240,353

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 95.2%
	DEBT FUNDS - 36.8%
25,677	iShares 10+ Year Credit Bond ETF	$1,507,240
277,220	iShares Core U.S. Aggregate Bond ETF	29,956,393
15,893	iShares Emerging Markets Local Currency Bond ETF	681,015
16,147	iShares iBoxx $ High Yield Corporate Bond ETF	1,397,523
31,455	iShares Intermediate Credit Bond ETF	3,403,116
12,328	iShares JP Morgan USD Emerging Markets Bond ETF	1,358,792
44,994	iShares US Credit Bond ETF	4,914,245
371,474	iShares US Treasury Bond ETF	9,260,847
		52,479,171
	EQUITY FUNDS - 58.4%
542,989	iShares Core MSCI EAFE ETF	29,120,500
81,788	iShares Core MSCI Emerging Markets ETF	3,471,901
25,073	iShares Core MSCI Pacific ETF	1,223,813
196,464	iShares Core S&P 500 ETF	44,202,435
21,682	iShares Core S&P Mid-Cap ETF	3,584,902
11,297	iShares Core S&P Small-Cap ETF	1,553,563
		83,157,114
	TOTAL EXCHANGE TRADED FUNDS (Cost - $131,197,567)	135,636,285

	SHORT-TERM INVESTMENT - 4.9%
	MONEY MARKET FUND - 4.9%
6,910,721	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $6,910,721)	6,910,721

	TOTAL INVESTMENTS - 100.1% (Cost - $138,108,288)(b)	$142,547,006
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(157,775)
	TOTAL NET ASSETS - 100.0%	$142,389,231

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $138,850,264 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$6,418,933
Unrealized Depreciation:	(2,722,191)
Net Unrealized Appreciation:	$3,696,742

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	COMMON STOCKS - 99.6%
	BIOTECHNOLOGY - 20.0%
47	Aduro Biotech, Inc. *	$536
18	Amgen, Inc.	2,632
71	ARIAD Pharmaceuticals, Inc. *	883
23	Celgene Corp. *	2,662
52	Epizyme, Inc. *	629
56	Exact Sciences Corp. *	748
61	Exelixis, Inc. *	910
39	FibroGen, Inc. *	835
9	Five Prime Therapeutics, Inc. *	451
32	Foundation Medicine, Inc. *	566
212	ImmunoGen, Inc. *	433
18	Incyte Corp. *	1,805
29	Innoviva, Inc. *	310
20	Medicines Co. (The) *	679
104	Merrimack Pharmaceuticals, Inc. *	424
39	Myriad Genetics, Inc. *	650
38	NewLink Genetics Corp. *	391
53	OncoMed Pharmaceuticals, Inc. *	409
21	Seattle Genetics, Inc. *	1,108
110	Spectrum Pharmaceuticals, Inc. *	487
8	United Therapeutics Corp. *	1,147
		18,695
	HEALTHCARE PRODUCTS - 18.9%
10	ABIOMED, Inc. *	1,127
115	Accuray, Inc. *	529
15	Advanced Accelerator Applications SA (ADR) *	401
26	AtriCure, Inc. *	509
7	Baxter International, Inc.	310
27	BioTelemetry, Inc. *	603
40	Boston Scientific Corp. *	865
27	ConforMIS, Inc. *	219
3	CR Bard, Inc.	674
22	Edwards Lifesciences Corp. *	2,061
65	Endologix, Inc. *	372
22	Genomic Health, Inc. *	647
22	Globus Medical, Inc. *	546
8	Hologic, Inc. *	321
20	Insulet Corp. *	754
15	K2M Group Holdings, Inc. *	301
20	LeMaitre Vascular, Inc.	507

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	HEALTHCARE PRODUCTS (Continued) - 18.9%
6	Medtronic PLC	$427
26	Merit Medical Systems, Inc. *	689
77	Novocure Ltd. *	604
8	NuVasive, Inc. *	539
34	NxStage Medical, Inc. *	891
9	Orthofix International NV *	326
91	Rockwell Medical, Inc. *	596
4	Stryker Corp.	479
12	Varian Medical Systems, Inc. *	1,077
6	Vascular Solutions, Inc. *	337
19	Wright Medical Group NV *	437
5	Zimmer Biomet Holdings, Inc.	516
		17,664
	HEALTHCARE - SERVICES - 18.1%
2	Aetna, Inc.	248
28	Almost Family, Inc. *	1,235
51	Amedisys, Inc. *	2,174
242	Brookdale Senior Living, Inc. *	3,006
92	Capital Senior Living Corp. *	1,477
11	Chemed Corp.	1,764
11	DaVita, Inc. *	706
81	Ensign Group, Inc.	1,799
33	Fresenius Medical Care AG & Co. KGaA (ADR)	1,393
61	Kindred Healthcare, Inc.	479
30	LHC Group, Inc. *	1,371
5	UnitedHealth Group Inc.	800
3	WellCare Health Plans, Inc. *	411
		16,863
	PHARMACEUTICALS - 10.1%
12	AbbVie, Inc.	751
14	Agios Pharmaceuticals, Inc. *	584
72	Array BioPharma, Inc. *	633
39	AstraZeneca PLC (ADR)	1,065
11	Bristol-Myers Squibb Co.	643
13	Coherus Biosciences Inc.*	366
15	DexCom, Inc. *	896
8	Eli Lilly & Co.	588
50	Insys Therapeutics, Inc. *	460
3	Johnson & Johnson	346
29	MyoKardia, Inc. *	376

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	PHARMACEUTICALS (Continued) - 10.1%
9	Novartis AG (ADR)	$656
41	Novo Nordisk A/S (ADR)	1,470
55	SciClone Pharmaceuticals, Inc. *	594
		9,428
	REAL ESTATE INVESTMENT TRUSTS - 32.5%
94	Care Capital Properties, Inc.	2,350
121	CareTrust REIT, Inc.	1,854
91	HCP, Inc.	2,705
52	LTC Properties, Inc.	2,443
36	National Health Investors, Inc.	2,670
193	New Senior Investment Group, Inc.	1,889
116	Omega Healthcare Investors, Inc.	3,626
15	Quality Care Properties Inc. *	233
88	Sabra Health Care REIT, Inc.	2,149
79	Senior Housing Properties Trust	1,495
59	Ventas, Inc.	3,689
79	Welltower, Inc.	5,287
		30,390

	TOTAL COMMON STOCKS (Cost - $101,269)	93,040

	SHORT-TERM INVESTMENT - 0.4%
	MONEY MARKET FUND - 0.4%
390	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $390)	390

	TOTAL INVESTMENTS - 100.0% (Cost - $101,659)(b)	$93,430
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)% ^	(21)
	TOTAL NET ASSETS - 100.0%	$93,409

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $101,948 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$3,433
Unrealized Depreciation:	(11,951)
Net Unrealized Depreciation:	$(8,518)

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	COMMON STOCKS - 98.9%
	ENGINEERING & CONSTRUCTION - 2.6%
23	SBA Communications Corp. *	$2,375

	HEALTHCARE SERVICES - 5.9%
12	Almost Family, Inc. *	529
22	Amedisys, Inc. *	938
102	Brookdale Senior Living, Inc. *	1,267
40	Capital Senior Living Corp. *	642
5	Chemed Corp.	802
34	Ensign Group, Inc. (The)	755
13	LHC Group, Inc. *	594
		5,527
	REAL ESTATE INVESTMENT TRUSTS - 90.4%
37	American Campus Communities, Inc.	1,842
25	American Tower Corp.	2,642
40	Apartment Investment & Management Co.	1,818
16	AvalonBay Communities, Inc.	2,834
17	Boston Properties, Inc.	2,138
24	Camden Property Trust	2,018
39	Care Capital Properties, Inc.	975
51	CareTrust REIT, Inc.	781
46	CBL & Associates Properties, Inc.	529
22	Columbia Property Trust, Inc.	475
20	CoreSite Realty Corp.	1,587
36	Crown Castle International Corp.	3,124
62	CubeSmart	1,660
37	CyrusOne, Inc.	1,655
14	DCT Industrial Trust, Inc.	670
24	Digital Realty Trust, Inc.	2,358
9	Douglas Emmett, Inc.	329
36	Duke Realty Corp.	956
36	DuPont Fabros Technology, Inc.	1,582
34	Education Realty Trust, Inc.	1,438
22	Empire State Realty Trust, Inc.	444
8	Equinix, Inc.	2,859
44	Equity Residential	2,832
11	Essex Property Trust, Inc.	2,558
27	Extra Space Storage, Inc.	2,086
105	General Growth Properties, Inc.	2,623
38	HCP, Inc.	1,129

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 90.4% (Continued)
77	Independence Realty Trust, Inc.	$687
78	Investors Real Estate Trust	556
13	Kilroy Realty Corp.	952
18	Life Storage, Inc.	1,535
21	LTC Properties, Inc.	987
19	Macerich Co. (The)	1,346
12	Mack-Cali Realty Corp.	348
20	Mid-America Apartment Communities, Inc.	1,958
26	Monmouth Real Estate Investment Corp.	396
98	Monogram Residential Trust, Inc.	1,060
15	National Health Investors, Inc.	1,113
43	National Storage Affiliates Trust	949
80	New Senior Investment Group, Inc.	783
61	New York REIT, Inc.	617
37	NexPoint Residential Trust, Inc.	827
48	Omega Healthcare Investors, Inc.	1,501
91	Paramount Group, Inc.	1,455
27	Pennsylvania Real Estate Investment Trust	512
22	Preferred Apartment Communities, Inc.	328
38	Prologis, Inc.	2,006
14	Public Storage	3,129
29	QTS Realty Trust, Inc.	1,440
6	Quality Care Properties, Inc. *	93
36	Sabra Health Care REIT, Inc.	879
32	Senior Housing Properties Trust	606
11	Simon Property Group, Inc.	1,954
11	SL Green Realty Corp.	1,183
28	STAG Industrial, Inc.	668
16	Taubman Centers, Inc.	1,183
57	UDR, Inc.	2,079
24	Ventas, Inc.	1,501
9	Vornado Realty Trust	939
5	Washington Real Estate Investment Trust	164
33	Welltower, Inc.	2,209
		83,885
	TOTAL COMMON STOCKS (Cost - $99,716)	91,787

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Shares		Value
	SHORT-TERM INVESTMENT - 0.8%
	MONEY MARKET FUND - 0.8%
748	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $748)	$748

	TOTAL INVESTMENTS - 99.7% (Cost - $100,464)(b)	$92,535
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	269
	TOTAL NET ASSETS - 100.0%	$92,804

REIT - Real Estate Investment Trust

*	Non-income producting security.

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $100,671 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$943
Unrealized Depreciation:	(9,079)
Net Unrealized Depreciation:	$(8,136)

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	COMMON STOCKS - 99.0%
	AUTO PARTS & EQUIPMENT - 0.9%
24	Mobileye NV *	$915

	COMMERCIAL SERVICES - 7.8%
8	Cimpress NV *	733
9	FleetCor Technologies, Inc. *	1,274
15	Global Payments, Inc.	1,041
18	Paylocity Holding Corp. *	540
35	PayPal Holdings, Inc. *	1,381
55	Square, Inc. *	750
19	Total System Services, Inc.	932
18	Vantiv, Inc. *	1,073
		7,724
	COMPUTERS - 3.2%
13	Check Point Software Technologies Ltd. *	1,097
26	Fortinet, Inc. *	783
25	Teradata Corp. *	679
32	VeriFone Systems, Inc. *	567
		3,126
	DIVERSIFIED FINANCIAL SERVICES - 6.7%
16	American Express Co.	1,185
8	Ellie Mae, Inc. *	669
22	Mastercard, Inc.	2,272
33	Visa, Inc.	2,575
		6,701
	ELECTRONICS - 0.9%
44	Gentex Corp.	866

	INTERNET - 39.1%
28	Alibaba Group Holding Ltd. * (ADR)	2,459
4	Alphabet, Inc. *	3,170
4	Amazon.com, Inc. *	2,999
11	Baidu, Inc. * (ADR)	1,809
15	Criteo SA * (ADR)	616
31	Ctrip.com International Ltd. * (ADR)	1,240
39	eBay, Inc. *	1,158
9	Expedia, Inc.	1,020
6	F5 Networks, Inc. *	868
28	Facebook, Inc. *	3,221
43	FireEye, Inc. *	512

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Shares		Value
	INTERNET - 39.1% (Continued)
164	Groupon, Inc. *	$544
13	Imperva, Inc. *	499
64	JD.com, Inc. * (ADR)	1,628
36	Match Group, Inc. *	616
12	Netflix, Inc. *	1,486
7	Palo Alto Networks, Inc. *	875
1	Priceline Group, Inc. (The) *	1,466
8	Proofpoint, Inc. *	565
18	Shopify, Inc. *	772
12	Shutterstock, Inc. *	570
10	SINA Corp. *	608
5	Stamps.com, Inc. *	573
46	Symantec Corp.	1,099
12	TripAdvisor, Inc. *	556
60	Tuniu Corp. * (ADR)	525
56	Twitter, Inc. *	913
66	Vipshop Holdings Ltd. * (ADR)	727
18	Wayfair, Inc. *	631
25	Weibo Corp. * (ADR)	1,015
12	Wix.com Ltd. *	535
47	Yandex NV *	946
16	Yelp, Inc. *	610
15	YY, Inc. * (ADR)	591
28	Zendesk, Inc. *	594
24	Zillow Group, Inc. *	875
		38,891
	LEISURE TIME - 0.9%
28	Qunar Cayman Islands Ltd. * (ADR)	844

	REAL ESTATE INVESTMENT TRUSTS - 5.6%
9	CoreSite Realty Corp.	714
18	CyrusOne, Inc.	805
12	Digital Realty Trust, Inc.	1,179
17	DuPont Fabros Technology, Inc.	747
4	Equinix, Inc.	1,430
14	QTS Realty Trust, Inc.	695
		5,570

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Shares		Value
	RETAIL - 0.8%
15	Copart, Inc. *	$831

	SEMICONDUCTORS - 3.2%
12	Qorvo, Inc. *	633
28	QUALCOMM, Inc.	1,826
10	Skyworks Solutions, Inc.	747
		3,206
	SOFTWARE - 27.7%
16	2U, Inc. *	483
32	ACI Worldwide, Inc. *	581
37	Activision Blizzard, Inc.	1,336
9	Adobe Systems, Inc. *	927
14	Akamai Technologies, Inc. *	934
8	athenahealth, Inc. *	841
38	Box, Inc. *	527
13	Citrix Systems, Inc. *	1,161
11	CommVault Systems, Inc. *	566
17	Cornerstone OnDemand, Inc. *	719
19	Cotiviti Holdings Inc. *	654
10	CyberArk Software, Ltd. *	455
15	Electronic Arts, Inc. *	1,181
71	First Data Corp. *	1,008
10	HubSpot, Inc. *	470
18	InterXion Holding NV *	631
12	Medidata Solutions, Inc. *	596
3	MicroStrategy, Inc. *	592
34	Momo, Inc. * (ADR)	625
4	NetEase, Inc. (ADR)	861
17	New Relic, Inc. *	480
16	Paycom Software, Inc. *	728
20	RealPage, Inc. *	600
23	salesforce.com, Inc. *	1,575
13	ServiceNow, Inc. *	966
15	Splunk, Inc. *	767
16	Tableau Software, Inc. *	674
15	Take-Two Interactive Software, Inc. *	739
25	Twilio Inc. *	721

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Shares		Value
	SOFTWARE - 27.7% (Continued)
4	Ultimate Software Group, Inc. *	$729
20	Veeva Systems, Inc. *	814
16	Verint Systems, Inc. *	564
19	VMware, Inc. *	1,496
15	Workday, Inc. *	991
216	Zynga, Inc. *	555
		27,547
	TELECOMMNUNICATIONS - 2.2%
9	Arista Networks, Inc. *	871
6	LogMeIn, Inc.	580
11	Nice Ltd.	756
		2,207

	TOTAL COMMON STOCKS (Cost - $100,269)	98,428

	SHORT-TERM INVESTMENT - 1.1%
	MONEY MARKET FUND - 1.1%
1,114	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $1,114)	1,114

	TOTAL INVESTMENTS - 100.1% (Cost - $101,383)(b)	$99,542
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(112)
	TOTAL NET ASSETS - 100.0%	$99,430

ADR - American Depositary Receipt

*	Non-income producing security

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $101,597 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$4,195
Unrealized Depreciation:	(6,250)
Net Unrealized Depreciation:	$(2,055)

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares				Value
	EXCHANGE TRADED FUNDS - 29.8%
	EQUITY FUNDS - 29.8%
52,547	iShares MSCI EAFE ETF			$3,033,538
13,566	SPDR S&P 500 ETF Trust			3,032,408
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,636,282)			6,065,946

Principal
Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 2.6%
$20,034	ACE Securities Corp. Home Equity Loan Trust Series 2002-HE2 (b)	2.03	8/25/2032	18,927
39,535	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP1 (b)	0.91	4/25/2036	38,405
33,554	Citigroup Mortgage Loan Trust 2007-AMC1 (a)(b)	0.92	12/25/2036	19,763
20,256	Countrywide Asset-Backed Certificates (b)	0.89	12/25/2036	19,879
30,045	Countrywide Asset-Backed Certificates (b)	0.90	6/25/2047	22,468
15,393	CWABS Asset-Backed Certificates Trust 2006-17 (b)	0.91	3/25/2047	14,223
40,187	FBR Securitization Trust (b)	1.26	10/25/2035	39,064
50,000	Ford Credit Floorplan Master Owner Trust A (b)	1.30	8/15/2020	50,169
9,926	Fremont Home Loan Trust 2005-E (b)	1.00	1/25/2036	9,895
28,911	GSAMP Trust 2006-HE4 (b)	0.90	6/25/2036	25,947
10,338	Long Beach Mortgage Loan Trust 2004-2 (b)	2.20	6/25/2034	9,950
34,479	Long Beach Mortgage Loan Trust 2005-3 (b)	1.02	8/25/2045	31,440
34,916	Long Beach Mortgage Loan Trust 2006-7 (b)	0.91	8/25/2036	19,118
2,704	Nissan Auto Receivables 2016-B Owner Trust	0.63	5/15/2017	2,704
18,722	RASC Series 2004-KS10 Trust (b)	2.48	11/25/2034	17,357
92,385	SLC Student Loan Trust 2006-2 (b)	1.06	9/15/2026	91,384
49,201	SLM Student Loan Trust 2005-3 (b)	0.97	10/25/2024	48,963
18,279	Soundview Home Loan Trust 2007-WMC1 (b)	0.87	2/25/2037	7,441
11,512	Structured Asset Investment Loan Trust 2004-7 (b)	1.81	8/25/2034	11,150
27,225	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC2 (b)	0.91	9/25/2036	24,245
	TOTAL ASSET BACKED SECURUTIES (Cost - $511,919)			522,492

	CORPORATE BONDS - 18.7%
	AGRICULTURE - 0.1%
10,000	Reynolds American, Inc.	5.85	8/15/2045	11,841

	AIRLINES - 0.2%
48,303	Spirit Airlines Pass Through Trust 2015-1A	4.10	4/1/2028	49,269

	AUTO MANUFACTURERS - 0.5%
40,000	Ford Motor Credit Co. LLC	3.20	1/15/2021	40,058
20,000	General Motors Financial Co., Inc.	3.20	7/13/2020	20,060
50,000	General Motors Financial Co., Inc.	3.20	7/6/2021	49,583
				109,701
	BANKS - 6.7%
73,000	Bank of America Corp.	3.30	1/11/2023	73,244
44,000	Bank of America Corp.	3.88	3/22/2017	44,249
25,000	Bank of America Corp.	4.00	4/1/2024	25,783
50,000	Bank of America Corp.	5.65	5/1/2018	52,388
100,000	Barclays Bank PLC (b)	1.75	9/8/2017	100,155
50,000	Citigroup, Inc.	2.65	10/26/2020	50,035
50,000	Credit Suisse (b)	1.75	9/12/2017	50,068
50,000	Deutsche Bank AG (b)	2.79	5/10/2019	50,734
50,000	Goldman Sachs Group, Inc. (The)(b)	1.59	5/22/2017	50,085

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 6.7% (Continued)
$10,000	Goldman Sachs Group, Inc. (The)	3.75	5/22/2025	$10,026
15,000	Goldman Sachs Group, Inc. (The)	6.00	6/15/2020	16,634
50,000	HSBC USA, Inc. (b)	1.65	8/7/2018	49,958
35,000	JPMorgan Chase & Co.	3.13	1/23/2025	34,214
25,000	JPMorgan Chase & Co.	3.88	2/1/2024	25,910
50,000	JPMorgan Chase & Co.	3.90	7/15/2025	51,414
35,000	KeyCorp.	2.90	9/15/2020	35,415
26,000	Morgan Stanley	2.13	4/25/2018	26,104
100,000	Natixis SA (b)	1.69	9/25/2017	100,000
20,000	Royal Bank Scotland Group PLC (b)	9.50	3/16/2022	20,331
93,000	Santander UK PLC	1.38	3/13/2017	93,025
100,000	Sumitomo Mitsui Banking Corp. (b)	1.66	9/15/2017	100,164
100,000	Sumitomo Mitsui Trust Bank Ltd. (b)	1.72	9/18/2017	100,000
200,000	UBS Group Funding Jersey Ltd. (a)(b)	2.42	2/1/2022	203,234
				1,363,170
	BIOTECHNOLOGY - 0.5%
100,000	Amgen, Inc.	2.13	5/15/2017	100,326

	COMMERCIAL SERVICES - 0.1%
30,000	S&P Global, Inc.	2.50	8/15/2018	30,250

	COMPUTERS - 0.3%
50,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (a)	5.45	6/15/2023	53,037

	CONSUMER FINANCE - 3.3%
2,700,000	Realkredit Danmark A/S	1.00	1/1/2017	383,003
2,000,000	NYKREDIT Realkredit	1.00	1/1/2017	283,706
				666,709
	ELECTRIC - 0.2%
30,000	Duke Energy Corp.	3.05	8/15/2022	30,153

	ENVIRONMENTAL CONTROL - 0.1%
25,000	Republic Services, Inc.	3.55	6/1/2022	25,970

	OIL & GAS - 0.6%
35,000	BP Capital Markets PLC	3.51	3/17/2025	35,335
100,000	Petrobras Global Finance BV	4.38	5/20/2023	87,370
				122,705
	PHARMACUTICALS - 1.7%
50,000	AbbVie, Inc.	2.85	5/14/2023	48,504
100,000	Actavis Funding SCS	1.30	6/15/2017	99,946
200,000	Shire Acquisitions Investments Ireland DAC	1.90	9/23/2019	197,464
				345,914
	PIPELINES - 0.3%
20,000	Kinder Morgan Finance Co. LLC (a)	6.00	1/15/2018	20,824
25,000	MPLX LP	4.88	6/1/2025	25,704
23,000	Regency Energy Partners LP / Regency Energy Finance Corp.	4.50	11/1/2023	23,339
				69,867

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Principal
Amount		Coupon Rate (%)	Maturity	Value
	REAL ESTATE INVESTMENT TRUSTS - 0.8%
$100,000	American Tower Corp.	2.25	1/15/2022	$95,787
25,000	Digital Realty Trust LP	3.95	7/1/2022	25,690
30,000	Duke Realty LP	3.88	2/15/2021	31,224
10,000	Host Hotels & Resorts LP	4.00	6/15/2025	9,849
				162,550
	REGIONAL - 0.9%
200,000	Japan Finance Organization for Municipalities (a)	2.13	10/25/2023	190,257

	SOVERIGN - 0.9%
200,000	Development Bank of Japan, Inc. (a)	1.63	9/1/2021	192,046

	SOFTWARE - 0.3%
50,000	Fidelity National Information Services, Inc.	2.85	10/15/2018	50,870

	TELECOMMUNICATIONS - 1.0%
30,000	AT&T, Inc.	2.80	2/17/2021	29,762
50,000	Telecom Italia SpA	6.38	6/24/2019	67,558
100,000	Vodafone Group, PLC	5.63	2/27/2017	100,575
				197,895

	WATER - 0.2%
20,000	Severn Trent Utilities Finance PLC	6.25	6/7/2029	35,039

	TOTAL CORPORATE BONDS (Cost - $3,817,575)			3,807,569

	MUNICIPAL BOND - 0.1%
30,000	City of Chicago IL
	TOTAL MUNICIPAL BOND (Cost - $30,356)	7.75	1/1/2042	30,434

	MORTGAGE BACKED SECURITIES - 20.2%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.2%
300,000	Fannie Mae TBA +	3.00	2/2/2017	297,656
2,700,000	Fannie Mae TBA +	3.50	12/25/2045	2,762,438
800,000	Fannie Mae TBA +	4.00	10/25/2045	839,922
200,000	Fannie Mae TBA +	4.50	2/2/2017	214,902
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $4,094,938)			4,114,918

	COLLATERALIZED MORTGAGE OBLIGATIONS - 4.5%
	AGENCY COLLATERAL - 2.1%
66,988	Government National Mortgage Association (b)	1.03	3/20/2065	67,024
95,192	Government National Mortgage Association (b)	1.13	5/20/2065	93,844
96,481	Government National Mortgage Association (b)	1.15	8/20/2065	95,161
75,178	Government National Mortgage Association (b)	1.23	10/20/2065	75,168
96,699	Government National Mortgage Association (b)	1.53	12/20/2065	97,535
				428,732
	WHOLE LOAN COLLATERAL - 2.4%
31,367	Alternative Loan Trust 2005-J12 (b)	1.03	8/25/2035	19,796
24,403	Alternative Loan Trust 2006-OA9 (b)	0.95	7/20/2046	13,476
40,235	American Home Mortgage Assets Trust 2006-2 (b)	0.95	9/25/2046	29,691
19,742	Bear Stearns ALT-A Trust 2005-8 (b)	2.99	10/25/2035	18,339

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Principal
Amount		Coupon Rate (%)	Maturity	Value
	WHOLE LOAN COLLATERAL - 2.4% (Continued)
$19,491	Bear Stearns ARM Trust 2005-5 (b)	2.58	8/25/2035	$19,569
25,755	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3 (a,b)	1.01	8/25/2035	23,835
23,850	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4 (a,b)	0.99	10/25/2035	21,882
35,042	Credit Suisse First Boston Mortgage Securities Corp.	4.50	7/25/2020	34,667
21,639	First Horizon Mortgage Pass-Through Trust 2005-AR2 (b)	3.04	6/25/2035	20,884
43,508	Great Hall Mortgages No. 1 PLC (a,b)	1.12	6/18/2039	41,665
32,767	GreenPoint Mortgage Funding Trust 2006-AR2 (b)	2.57	3/25/2036	28,830
25,138	GSR Mortgage Loan Trust 2005-AR6 (b)	3.01	9/25/2035	25,618
15,843	Impac CMB Trust Series 2005-8 (b)	1.46	2/25/2036	14,784
23,453	IndyMac INDX Mortgage Loan Trust 2006-AR4 (b)	0.97	5/25/2046	19,633
5,687	JP Morgan Mortgage Trust 2006-S2	5.88	6/25/2021	5,271
1,846	JP Morgan Resecuritization Trust Series 2009-7 (a,b)	3.12	8/27/2037	1,841
11,746	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 (b)	1.01	11/25/2035	11,235
22,224	MortgageIT Trust 2005-4 (b)	1.04	10/25/2035	20,851
25,056	RALI Series 2005-QR1 Trust	6.00	10/25/2034	26,071
18,162	Reperforming Loan REMIC Trust 2006-R1 (a,b)	1.10	1/25/2036	16,797
12,668	Structured Adjustable Rate Mortgage Loan Trust (b)	3.27	9/25/2034	12,752
23,251	Structured Adjustable Rate Mortgage Loan Trust (b)	1.06	10/25/2035	21,193
13,026	Structured Adjustable Rate Mortgage Loan Trust (b)	3.09	2/25/2034	12,902
26,006	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust (b)	2.36	4/25/2037	22,810
				484,392

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $920,766)			913,124

	COMMERCIAL MORTGAGE BACKED SECURITIES – 1.9%
100,000	Bosphorus CLO II DAC (a)(b)	1.43	10/15/2025	105,708
168,952	Freddie Mac Multifamily Structured Pass Through Certificates (b)	1.23	9/25/2022	169,555
9,684	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18	5.44	6/12/2047	9,674
96,045	RFTI 2015-FL1 Issuer Ltd. (a,b)	2.45	8/15/2030	96,125
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $386,156)			381,062

	U.S. TREASURY SECURITIES - 21.1%
100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2025	147,246
100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	140,418
100,000	United States Treasury Inflation Indexed Bond	3.63	4/15/2028	196,522
300,000	United States Treasury Inflation Indexed Note	0.13	4/15/2018	316,569
200,000	United States Treasury Inflation Indexed Note	0.13	7/15/2022	210,764
100,000	United States Treasury Inflation Indexed Note	0.38	7/15/2025	101,380
150,000	United States Treasury Inflation Indexed Note	0.63	1/15/2026	153,939
100,000	United States Treasury Bond	2.50	2/15/2046	88,859
100,000	United States Treasury Bond	2.50	5/15/2046	88,867
200,000	United States Treasury Bond	2.88	8/15/2045	192,461
100,000	United States Treasury Bond	2.88	11/15/2046	96,547
500,000	United States Treasury Bond	3.00	5/15/2045	493,242
50,000	United States Treasury Bond	4.38	11/15/2039	61,723
700,000	United States Treasury Note	1.13	8/31/2021	676,348
700,000	United States Treasury Note	1.50	8/15/2026	643,809
100,000	United States Treasury Note	1.63	5/15/2026	93,250
300,000	United States Treasury Note	2.00	11/15/2026	288,644
100,000	United States Treasury Note	2.00	12/31/2021	100,367
200,000	United States Treasury Note	2.50	8/15/2023	203,547
	TOTAL U.S. TREASURY SECURITIES (Cost - $4,438,967)			4,294,502

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Contracts				Value
	PURCHASED OPTIONS ON INDICES - 1.5%
21	S&P 500 Index, December 2017, Put @ $1,575			$45,150
21	S&P 500 Index, December 2017, Put @ $1,800			90,300
21	S&P 500 Index, December 2017, Put @ $2,025			173,460
	TOTAL PURCHASED OPTIONS ON INDICES (Cost - $291,105)			308,910

Principal
Amount		Coupon Rate (%)	Maturity
	SHORT-TERM INVESTMENTS - 16.7%
	FEDERAL HOME LOAN BANK - 8.3%
$300,000	Federal Home Loan Bank Discount Notes	0.31	2/28/2017	299,773
300,000	Federal Home Loan Bank Discount Notes	0.32	1/18/2017	299,937
100,000	Federal Home Loan Bank Discount Notes	0.32	1/27/2017	99,974
200,000	Federal Home Loan Bank Discount Notes	0.32	2/3/2017	199,923
100,000	Federal Home Loan Bank Discount Notes	0.33	2/1/2017	99,967
500,000	Federal Home Loan Bank Discount Notes	0.36	2/23/2017	499,636
200,000	Federal Home Loan Bank Discount Notes	3.00	1/13/2017	199,979
				1,699,189
Shares
	MONEY MARKET FUND - 3.0%
604,930	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (c)			604,930

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY BILLS - 5.4%
$100,000	United States Treasury Bill	0.00	3/2/2017	99,922
1,000,000	United States Treasury Bill	0.27	3/9/2017	999,084
				1,099,006

	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,403,121)			3,403,125

	TOTAL INVESTMENTS - 117.1% (Cost - $23,531,185)(d)			$23,842,082
	OTHER ASSETS LESS LIABILITIES - NET - (17.1)%			(3,485,696)
	TOTAL NET ASSETS - 100.0%			$20,356,386

TBA - To Be Announced Security

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2016, these securities amounted to $987,014 or 4.9% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

(c)	Money market rate shown represents the rate at December 31, 2016.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $23,606,972 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$516,699
Unrealized Depreciation:	(281,589)
Net Unrealized Appreciation:	$235,110

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

				Unrealized Appreciation/
Contracts				(Depreciation)
	SHORT FUTURES CONTRACTS
11	90 Day Euro Future December 2017
	(Underlying Face Amount at Value $2,708,200)			$11,938
4	90 Day Euro Future March 2018
	(Underlying Face Amount at Value $983,600)			4,198
2	90 Day Euro Future June 2018
	(Underlying Face Amount at Value $491,200)			1,363
13	90 Day Euro Future June 2019
	(Underlying Face Amount at Value $3,179,313)			(2,703)
				14,796
	LONG FUTURES CONTRACTS
17	90 Day Euro Future March 2017
	(Underlying Face Amount at Value $4,205,800)			626
12	90 Day Euro Future June 2017
	(Underlying Face Amount at Value $2,963,850)			244
81	S&P 500 E-Mini March 2017
	(Underlying Face Amount at Value $9,056,813)			(31,408)
3	US 10 Year Future March 2017
	(Underlying Face Amount at Value $372,844)			(1,805)
12	US 5 Year Note (CBT) March 2017
	(Underlying Face Amount at Value $1,411,969)			(5,250)
				(37,593)

	TOTAL UNREALIZED DEPRECIATION OF FUTURES CONTRACTS			$(22,797)

Notional		Fixed Received
Amount $		Rate (%)	Expiration	Unrealized Appreciation
	Interest Rate Swaps
(300,000)	Goldman Sachs & Co.	1.25	6/15/2018	$2,372
(100,000)	Goldman Sachs & Co.	2.00	12/16/2020	1,166
(200,000)	Goldman Sachs & Co.	2.25	12/21/2046	30,599
(100,000)	Goldman Sachs & Co.	2.50	6/15/2046	6,183
(300,000)	Goldman Sachs & Co.	0.75	3/15/2027	181
(300,000)	Goldman Sachs & Co.	2.00	6/15/2021	9,088
(100,000)	Goldman Sachs & Co.	1.50	12/21/2021	2,920
				$52,509

Notional		Fixed Received		Unrealized Appreciation/
Amount $		Rate (%)	Expiration	(Depreciation)
	Interest Rate Floor
3,400,000	Barclays Bank PLC	0.04	11/28/2017	$76
(6,800,000)	Barclays Bank PLC	0.15	11/28/2017	(75)
				$1

Notional		Fixed Received		Unrealized Appreciation/
Amount $		Rate (%)	Expiration	(Depreciation)
	Credit Default Swaps
1,000,000	North American Investment Grade CDX Index	1.00	6/20/2021	$16,934
2,100,000	North American Investment Grade CDX Index	1.00	12/20/2021	6,618
500,000	North American High Yield CDX Index	5.00	12/20/2021	2,210
				$25,762

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to
Date	Counterparty	Receive/Deliver		In Exchange For	U.S. $ Value	Unrealized Appreciation
To Sell:
1/3/2017	Barclays Bank PLC	2,022,000	DKK	293,772	286,879	$6,893
1/3/2017	Barclays Bank PLC	2,756,940	DKK	411,655	391,151	20,504
1/6/2017	Barclays Bank PLC	98,000	EUR	104,243	103,400	843
1/17/2017	Barclays Bank PLC	239,176,520	KRW	208,979	198,027	10,952
2/14/2017	Barclays Bank PLC	183,000	GBP	231,377	226,391	4,986
		Net unrealized appreciation on forward foreign currency contracts				$44,178

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 16.2%
	DEBT FUNDS - 10.5%
68,607	iShares Core U.S. Aggregate Bond ETF	$7,413,672
48,763	iShares iBoxx $ High Yield Corporate Bond ETF	4,220,438
		11,634,110
	EQUITY FUNDS - 5.7%
75,608	iShares Core MSCI Emerging Markets ETF	3,209,560
23,092	iShares Russell 2000 ETF	3,113,956
		6,323,516
	TOTAL EXCHANGE TRADED FUNDS (Cost - $17,953,444)	17,957,626

	VARIABLE INSURANCE TRUSTS - 78.9%
	DEBT FUND - 17.3%
1,459,662	MFS Total Return Bond Series - Initial Class	19,106,981

	EQUITY FUNDS - 61.6%
196,909	American Century VP Mid Cap Value - Class I	4,156,752
794,680	American Century VP Value Fund - Investor Class	8,328,248
193,203	Invesco VI International Growth Fund - Class 1	6,354,436
348,295	MFS Growth Series - Initial Class	13,499,896
89,358	MFS VIT II Blended Research Core Equity Portfolio - Initial Class	4,165,873
657,015	MFS VIT II International Value Portfolio - Initial Class	14,828,838
392,055	MFS VIT Mid Cap Growth Series - Initial Class	3,120,761
570,238	Putnam VT Equity Income - Class 1A	13,571,666
		68,026,470
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $84,790,915)	87,133,451

	SHORT-TERM INVESTMENTS - 4.9%
	MONEY MARKET FUND - 4.9%
5,375,301	Fidelity Investors Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $5,375,301)	5,375,301

	TOTAL INVESTMENTS - 100.0% (Cost - $108,119,660)(b)	$110,466,378
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%^	(23,205)
	TOTAL NET ASSETS - 100.0%	$110,443,173

^	Represents less than 0.05%.

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $108,639,510 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$3,876,376
Unrealized Depreciation:	(2,049,508)
Net Unrealized Appreciation:	$1,826,868

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	COMMON STOCKS - 60.8%
	AEROSPACE/DEFENSE - 1.8%
10,901	General Dynamics Corp.	$1,882,167
8,508	Lockheed Martin Corp.	2,126,489
6,857	The Boeing Co.	1,067,498
20,500	United Technologies Corp.	2,247,210
		7,323,364
	AGRICULTURE - 0.8%
47,325	Altria Group, Inc.	3,200,116

	AIRLINES - 0.1%
11,530	American Airlines Group, Inc.	538,336

	APPAREL - 0.9%
61,067	NIKE, Inc.	3,104,036
10,851	Under Armour, Inc. *	273,120
8,320	VF Corp.	443,872
		3,821,028
	BANKS - 4.4%
332,539	Bank of America Corp.	7,349,112
44,343	Capital One Financial Corp.	3,868,483
109,030	Huntington Bancshares, Inc.	1,441,377
17,294	Morgan Stanley	730,671
9,850	Northern Trust Corp.	877,142
33,466	The PNC Financial Services Group, Inc.	3,914,183
		18,180,968
	BEVERAGES - 2.6%
5,390	Anheuser-Busch InBev - ADR	568,322
10,741	Constellation Brands, Inc.	1,646,703
12,197	Dr. Pepper Snapple Group, Inc.	1,105,902
16,304	Molson Coors Brewing Co.	1,586,542
57,199	Monster Beverage Corp. *	2,536,204
33,217	PepsiCo, Inc.	3,475,495
		10,919,168
	BIOTECHNOLOGY - 0.8%
13,602	Aduro Biotech, Inc. *	155,063
1,621	Alnylam Pharmaceuticals, Inc. *	60,690
16,235	ARIAD Pharmaceuticals, Inc. *	201,963
1,724	Biogen, Inc. *	488,892
2,160	BlueBird Bio, Inc. *	133,272
8,905	Celgene Corp. *	1,030,754
9,720	GlycoMimetics, Inc. *	59,292
3,768	Incyte Corp. *	377,817
13,563	Karyopharm Therapeutics, Inc. *	127,492
8,270	Nivalis Therapeutics, Inc. *	18,525
4,862	Otonomy, Inc. *	77,306
8,936	PTC Therapeutics, Inc. *	97,492
484	Regeneron Pharmaceuticals, Inc. *	177,672
10,080	Syndax Pharmaceuticals, Inc. *	72,274
		3,078,504
	BUILDING MATERIALS - 0.6%
26,021	Boise Cascade Co. *	585,472
7,983	CRH PLC - ADR	274,455
6,974	Fortune Brands Home & Security, Inc.	372,830
2,610	Martin Marietta Materials, Inc.	578,193
4,840	Vulcan Materials Co.	605,726
		2,416,676

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	CHEMICALS - 1.1%
6,640	Cabot Corp.	$335,586
11,194	Celanese Corp.	881,416
5,010	Monsanto Co.	527,102
13,379	PPG Industries, Inc.	1,267,794
21,662	The Dow Chemical Co.	1,239,500
4,613	Westlake Chemical Corp.	258,282
		4,509,680
	COMMERCIAL SERVICES - 1.8%
11,887	Automatic Data Processing, Inc.	1,221,746
7,233	Equifax, Inc.	855,158
4,042	FleetCor Technologies, Inc. *	572,024
22,486	Global Payments, Inc.	1,560,753
8,904	IHS Markit Ltd. *	315,291
20,220	Nielsen Holdings PLC	848,229
10,513	PayPal Holdings, Inc. *	414,948
35,095	TransUnion *	1,085,488
5,571	WEX, Inc. *	621,724
		7,495,361
	COMPUTERS - 3.3%
6,776	Accenture PLC - Cl. A	793,673
68,609	Apple, Inc.	7,946,294
9,666	Cognizant Technology Solutions Corp. - Cl. A*	541,586
35,786	Genpact Ltd. *	871,031
94,010	Pure Storage, Inc. *	1,063,253
66,351	Seagate Technology PLC	2,532,618
		13,748,455
	COSMETICS/PERSONAL CARE - 0.9%
1,031	Colgate-Palmolive Co.	67,469
95,456	Coty, Inc.	1,747,799
26,309	The Estee Lauder Cos., Inc.	2,012,375
		3,827,643
	DIVERSIFIED FINANCIAL SERVICES - 2.8%
3,786	Alliance Data Systems Corp.	865,101
34,306	American Express Co.	2,541,388
48,290	Conyers Park Acquisition Corp.	523,946
7,486	Evercore Partners, Inc.	514,288
14,805	Intercontinental Exchange, Inc.	835,298
7,600	Investment Technology Group, Inc.	150,024
8,482	Legg Mason, Inc.	253,697
131,825	Santander Consumer USA Holdings, Inc. *	1,779,637
14,416	TD Ameritrade Holding Corp.	628,538
42,597	Visa, Inc. - Cl. A	3,323,418
16,354	WisdomTree Investments, Inc.	182,184
		11,597,519
	ELECTRIC - 2.2%
10,954	Ameren Corp.	574,647
25,727	Avangrid, Inc.	974,539
18,368	Dominion Resources, Inc.	1,406,805
12,343	Edison International	888,573
6,980	Eversource Energy	385,505
23,882	Exelon Corp.	847,572
20,863	NextEra Energy, Inc.	2,492,294
19,423	PG&E Corp.	1,180,336
5,662	Pinnacle West Capital Corp.	441,806
		9,192,077

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
15,050	AMETEK, Inc.	$731,430
1,880	SunPower Corp. *	12,427
		743,857
	ELECTRONICS - 0.2%
16,308	Fortive Corp.	874,598

	ENERGY - ALTERNATE SOURCES - 0.0% **
1,799	First Solar, Inc. *	57,730

	ENVIRONMENTAL CONTROL - 0.4%
20,647	Waste Management, Inc.	1,464,079

	FOOD - 1.6%
73,270	Mondelez International, Inc. - Cl. A	3,248,059
28,104	Post Holdings, Inc. *	2,259,281
25,417	The Kroger Co.	877,141
		6,384,481
	FOREST PRODUCTS & PAPER - 0.3%
23,054	International Paper Co.	1,223,245

	GAS - 0.4%
12,123	Sempra Energy	1,220,059
13,320	UGI Corp.	613,786
		1,833,845
	HEALTHCARE-PRODUCTS - 3.5%
10,124	Abbott Laboratories	388,863
23,285	Baxter International, Inc.	1,032,457
6,888	Becton Dickinson and Co.	1,140,308
79,706	Boston Scientific Corp. *	1,724,041
12,290	ConforMIS, Inc. *	99,549
32,617	Danaher Corp.	2,538,907
56,848	Medtronic PLC	4,049,283
13,716	St. Jude Medical, Inc.	1,099,886
13,373	Stryker Corp.	1,602,219
7,432	Thermo Fisher Scientific, Inc.	1,048,655
		14,724,168
	HEALTHCARE-SERVICES - 1.5%
9,630	Cigna Corp.	1,284,546
18,054	HCA Holdings, Inc. *	1,336,357
22,742	UnitedHealth Group, Inc.	3,639,630
		6,260,533
	INSURANCE - 3.5%
42,862	American International Group, Inc.	2,799,317
45,909	Assured Guaranty Ltd.	1,733,983
5,610	Chubb Ltd.	741,193
15,964	Manulife Financial Corp.	284,478
31,765	Marsh & McLennan Cos., Inc.	2,146,996
16,540	MetLife, Inc.	891,341
9,833	Principal Financial Group, Inc.	568,937
13,926	Prudential Financial, Inc.	1,449,140
10,710	The Allstate Corp.	793,825
31,305	The Hartford Financial Services Group, Inc.	1,491,683
38,698	XL Group Ltd.	1,441,887
		14,342,780

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	INTERNET - 4.6%
8,526	Alphabet, Inc. - Cl. A *	$6,756,429
6,844	Amazon.com, Inc. *	5,132,110
19,042	Blucora, Inc. *	280,869
11,081	Expedia, Inc.	1,255,256
29,116	Facebook, Inc. - Cl. A *	3,349,796
12,700	Netflix, Inc. *	1,572,260
20,840	Wayfair, Inc. *	730,442
		19,077,162
	IRON/STEEL - 0.1%
2,130	Reliance Steel & Aluminum Co.	169,420
9,735	Steel Dynamics, Inc.	346,371
		515,791
	LODGING - 0.1%
19,976	Hilton Worldwide Holdings, Inc.	543,347

	MACHINERY - DIVERSIFIED - 0.0% **
3,226	AGCO Corp.	186,656

	MEDIA - 2.5%
14,309	Charter Communications, Inc. *	4,119,847
62,836	Comcast Corp.	4,338,826
13,571	Liberty Media Corp. *	425,179
50,826	Twenty-First Century Fox, Inc.	1,425,161
		10,309,013
	MINING - 0.1%
27,764	Freeport-McMoRan, Inc. *	366,207

	MISCELLANEOUS MANUFACTURING - 1.3%
17,439	Eaton Corp. PLC	1,169,982
27,800	General Electric Co.	878,480
17,676	Illinois Tool Works, Inc.	2,164,603
19,087	Pentair - PLC	1,070,208
		5,283,273
	OIL & GAS - 2.5%
20,774	Antero Resources Corp. *	491,305
9,583	Chevron Corp.	1,127,919
195,662	Cobalt International Energy, Inc. *	238,708
9,246	Diamondback Energy, Inc. *	934,401
11,880	Extraction Oil & Gas, Inc. *	238,075
1,968	Hess Corp.	122,587
42,690	Newfield Exploration Co. *	1,728,945
10,222	Parsley Energy, Inc. *	360,223
8,951	PDC Energy, Inc. *	649,664
20,359	Pioneer Natural Resources Co.	3,666,045
15,009	QEP Resources, Inc. *	276,316
19,763	Rice Energy, Inc. *	421,940
		10,256,128
	OIL & GAS SERVICES - 0.5%
26,061	Baker Hughes, Inc.	1,693,183
19,416	Helix Energy Solutions Group, Inc. *	171,249
11,291	NOW, Inc. *	231,127
19,850	Tesco Corp. *	163,762
		2,259,321
	PACKAGING & CONTAINERS - 0.3%
15,989	Ball Corp.	1,200,294
14,152	Owens-Illinois, Inc. *	246,386
		1,446,680

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	PHARMACEUTICALS - 3.5%
4,933	Aerie Pharmaceuticals, Inc. *	$186,714
9,751	Alkermes PLC *	541,961
8,922	Allergan PLC	1,873,709
35,739	AstraZeneca PLC - ADR	976,389
46,905	Bristol-Myers Squibb Co.	2,741,128
9,093	Cardinal Health, Inc.	654,423
26,480	Eli Lilly & Co	1,947,604
14,966	Ironwood Pharmaceuticals, Inc. - Cl. A*	228,830
16,060	Johnson & Johnson	1,850,273
16,218	McKesson Corp.	2,277,818
19,189	Mylan NV *	732,060
7,080	MyoKardia, Inc. *	91,686
5,181	Ra Pharmaceuticals, Inc. *	78,700
3,055	Regulus Therapeutics, Inc. *	6,874
2,748	TESARO, Inc. *	369,551
15,851	Trevena, Inc. *	93,204
		14,650,924
	PIPELINES - 0.6%
60,122	Kinder Morgan, Inc.	1,245,127
5,786	ONEOK, Inc.	332,174
9,504	Spectra Energy Corp.	390,519
12,060	TransCanada Corp.	544,509
		2,512,329
	REAL ESTATE INVESTMENT TRUSTS - 2.0%
7,800	Alexandria Real Estate Equities, Inc.	866,814
23,271	American Tower Corp.	2,459,279
25,129	Apartment Investment & Management Co.	1,142,113
2,090	Equinix, Inc.	746,987
21,907	Host Hotels & Resorts, Inc.	412,728
29,579	Outfront Media, Inc.	735,630
21,614	Prologis, Inc.	1,141,003
4,492	Simon Property Group, Inc.	798,094
		8,302,648
	RETAIL - 2.0%
15,661	Advance Auto Parts, Inc.	2,648,588
14,624	Costco Wholesale Corp.	2,341,449
4,444	L Brands, Inc.	292,593
4,483	O’Reilly Automotive, Inc. *	1,248,112
12,742	Starbucks Corp.	707,436
15,103	Walgreens Boots Alliance, Inc.	1,249,924
300	Wingstop, Inc.	8,877
		8,496,979
	SEMICONDUCTORS - 1.5%
6,014	Analog Devices, Inc.	436,737
3,767	Broadcom Ltd.	665,893
72,800	Intel Corp.	2,640,456
9,312	Microchip Technology, Inc.	597,365
15,553	Micron Technology, Inc. *	340,922
20,995	QUALCOMM, Inc.	1,368,874
		6,050,247
	SOFTWARE - 2.0%
18,299	Electronic Arts, Inc. *	1,441,229
6,310	Envestnet, Inc. *	222,427
53,272	Microsoft Corp.	3,310,322
12,199	Salesforce.com, Inc. *	835,144
9,216	SS&C Technologies Holdings, Inc.	263,578

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	SOFTWARE - 2.0% (Continued)
11,700	ServiceNow, Inc. *	$869,778
18,375	Workday, Inc. *	1,214,404
		8,156,882
	TELECOMMUNICATIONS - 0.4%
18,777	Arista Networks, Inc. *	1,817,050

	TEXTILES - 0.4%
7,601	Mohawk Industries, Inc. *	1,517,768

	TRANSPORTATION - 0.7%
9,060	CSX Corp.	325,527
4,731	FedEx Corp.	880,913
4,843	Genesee & Wyoming, Inc. *	336,153
2,299	JB Hunt Transport Services, Inc.	223,164
811	Kansas City Southern	68,813
780	Kirby Corp. *	51,870
12,878	Knight Transportation, Inc.	425,618
17,720	XPO Logistics, Inc. *	764,795
		3,076,853
	TOTAL COMMON STOCKS (Cost - $225,818,906)	252,583,469

	PREFERRED STOCK - 0.0% ^
	TELECOMMUNICATIONS - 0.0% ^
3,000	Verizon Communications, Inc. (Cost $75,000)	78,270

	EXCHANGE TRADED FUND - 1.8%
	EQUITY FUND - 1.8%
34,621	SPDR S&P 500 ETF Trust (Cost - $6,721,332)	7,738,832

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 3.4%
$101,000	Ally Master Owner Trust	1.33	3/15/2019	101,048
100,000	Ally Master Owner Trust	1.60	10/15/2019	100,174
82,814	AmeriCredit Automobile Receivables Trust 2013-5	1.52	1/8/2019	82,852
5,871	AmeriCredit Automobile Receivables Trust 2014-1	0.90	2/8/2019	5,870
95,000	AmeriCredit Automobile Receivables Trust 2014-1	1.68	7/8/2019	95,113
120,000	AmeriCredit Automobile Receivables Trust 2014-1	2.15	3/9/2020	120,526
145,000	AmeriCredit Automobile Receivables Trust 2014-2	1.60	7/8/2019	145,150
250,000	Apidos CLO XXI (a)++	2.31	7/18/2027	250,912
350,000	Apidos CLO XXII (a)++	2.93	10/20/2027	350,922
300,000	Atrium XII (a)++	3.13	10/22/2026	300,952
300,000	Babson CLO Ltd. 2013-I (a)++	1.98	4/20/2025	299,692
270,000	Babson CLO Ltd. 2015-I (a)++	2.31	4/20/2027	270,352
300,000	Ballyrock CLO 2016-1 Ltd. (a)++	2.41	10/15/2028	300,448
325,000	BlueMountain CLO 2015-3 Ltd. (a)++	2.36	10/20/2027	325,204
225,000	Capital Auto Receivables Asset Trust 2015-3	1.72	1/22/2019	225,606
385,000	CARDS II Trust (a)++	1.40	7/15/2021	386,472
225,000	CarMax Auto Owner Trust 2013-4	1.71	7/15/2019	225,491
100,000	CarMax Auto Owner Trust 2013-4	1.95	9/16/2019	100,525
150,000	Cent CLO 20 Ltd. (a)++	2.36	1/25/2026	150,004
250,000	Cent CLO 21 Ltd. (a)++	2.38	7/27/2026	250,006
250,000	Cent CLO 23 Ltd. (a)++	2.37	4/17/2026	250,000
429,976	Chesapeake Funding II LLC (a)++	1.70	6/15/2028	431,710
100,000	Chrysler Capital Auto Receivables Trust 2013-A (a)	1.83	3/15/2019	100,156
80,000	Chrysler Capital Auto Receivables Trust 2013-B (a)	1.78	6/17/2019	80,099
90,000	Chrysler Capital Auto Receivables Trust 2015-A (a)	1.55	2/18/2020	90,039
350,000	CIFC Funding 2014-II Ltd. (a)++	2.41	5/24/2026	350,792

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 3.4% (Continued)
$250,000	CNH Equipment Trust 2015-C	1.66	11/16/2020	$250,293
73,687	DB Master Finance LLC 2015-1 (a)	3.26	2/20/2045	73,772
31,787	Drive Auto Receivables Trust 2015-B (a)	2.12	6/17/2019	31,812
265,000	Dryden 41 Senior Loan Fund (a)++	3.03	1/15/2028	265,677
450,000	Evergreen Credit Card Trust Series 2016-1 (a)++	1.42	4/15/2020	451,855
28,495	Exeter Automobile Receivables Trust 2015-2 (a)	1.54	11/15/2019	28,497
79,031	First Investors Auto Owner Trust 2014-1 (a)	1.49	1/15/2020	79,033
135,000	First Investors Auto Owner Trust 2014-1 (a)	2.26	1/15/2020	135,418
72,627	First Investors Auto Owner Trust 2014-3 (a)	1.67	11/16/2020	72,631
55,000	First Investors Auto Owner Trust 2014-3 (a)	2.39	11/16/2020	54,924
10,000	Ford Credit Auto Owner Trust 2013-A	1.36	10/15/2018	10,005
100,000	Ford Credit Auto Owner Trust 2014-A	1.90	9/15/2019	100,331
100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.09	3/15/2022	99,839
100,000	Ford Credit Floorplan Master Owner Trust A	2.31	2/15/2021	100,268
145,000	Ford Credit Floorplan Master Owner Trust A	1.77	8/15/2020	145,237
275,000	Galaxy XIX CLO Ltd. (a)++	2.43	1/24/2027	275,072
300,000	Highbridge Loan Management 6-2015 Ltd. (a)++	2.33	5/5/2027	299,348
100,000	Hyundai Auto Receivables Trust 2013-A	1.13	9/17/2018	99,991
60,000	Hyundai Auto Receivables Trust 2013-B	1.45	2/15/2019	60,083
91,000	Hyundai Auto Receivables Trust 2013-B	1.71	2/15/2019	91,248
167,000	Hyundai Auto Receivables Trust 2014-B	2.10	11/15/2019	167,528
300,000	Madison Park Funding XI Ltd. (a)++	2.16	10/23/2025	299,805
250,000	Madison Park Funding XV Ltd. (a)++	3.29	1/27/2026	250,081
190,000	MMAF Equipment Finance LLC 2016-A (a)	1.39	12/17/2018	189,953
140,000	MMAF Equipment Finance LLC 2016-A (a)	2.21	12/15/2032	136,903
137,445	NYCTL 2016-A Trust (a)	1.47	11/10/2029	169,492
300,000	Octagon Investment Partners XVI Ltd. (a)++	2.00	7/17/2025	299,712
100,000	OneMain Financial Issuance Trusts 2016-1A (a)	3.66	2/20/2029	101,236
170,000	OneMain Financial Issuance Trusts 2016-2 (a)	4.10	3/20/2028	173,238
275,000	OZLM Funding V Ltd. (a)++	2.38	1/17/2026	275,020
100,000	Prestige Auto Receivables Trust 2014-1 (a)	1.91	4/15/2020	100,190
250,000	Race Point VIII CLO Ltd. (a)++	2.16	2/20/2025	249,815
199,883	Santander Drive Auto Receivables Trust 2012-5	3.30	9/17/2018	200,823
45,000	Santander Drive Auto Receivables Trust 2013-2	2.57	3/15/2019	45,316
332,664	Santander Drive Auto Receivables Trust 2013-5	2.25	6/17/2019	333,789
89,033	Santander Drive Auto Receivables Trust 2014-1	2.36	4/15/2020	89,453
12,345	Santander Drive Auto Receivables Trust 2014-2	1.62	2/15/2019	12,347
19,921	Santander Drive Auto Receivables Trust 2014-4	1.82	5/15/2019	19,941
80,000	Santander Drive Auto Receivables Trust 2015-1	1.97	11/15/2019	80,153
6,843	Santander Drive Auto Receivables Trust 2015-4	1.20	12/17/2018	6,843
275,000	Securitized Term Auto Receivables Trust 2016-1 (a)	1.52	3/25/2020	273,396
325,000	Shackleton 2015-VIII CLO Ltd. (a)++	2.39	10/20/2027	325,178
325,000	Sound Point CLO XII Ltd. (a)++	2.54	10/20/2028	325,614
165,000	Springleaf Funding Trust 2015-A (a)	3.16	11/15/2024	166,053
305,000	SPS Servicer Advance Receivables Trust (a)	2.53	11/16/2048	304,211
190,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2015-T3 (a)	2.92	7/15/2047	189,608
620,000	Trillium Credit Card Trust II (a)++	1.48	5/26/2021	622,596
250,000	Voya CLO 2014-2 Ltd. (a)++	2.33	7/17/2026	250,001
300,000	Webster Park CLO Ltd. A-2 (a)++	3.13	1/20/2027	301,403
105,000	Westlake Automobile Receivables Trust 2015-2 (a)	1.83	1/15/2021	105,029
145,000	Westlake Automobile Receivables Trust 2016-2 (a)	1.57	6/17/2019	145,126
	TOTAL ASSET BACKED SECURITIES (Cost - $14,237,934)			14,325,302

	CORPORATE BONDS - 11.1%
	ADVERTISING - 0.0% ^
140,000	Omnicom Group, Inc.	3.60	4/15/2026	138,554

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	AEROSPACE/DEFENSE - 0.2%
$100,000	BAE Systems Holdings, Inc. (a)	3.85	12/15/2025	$101,988
50,000	Lockheed Martin Corp.	2.50	11/23/2020	50,422
147,000	Lockheed Martin Corp.	4.07	12/15/2042	145,097
30,000	Lockheed Martin Corp.	4.50	5/15/2036	31,895
75,000	Lockheed Martin Corp.	4.70	5/15/2046	81,579
50,000	Lockheed Martin Corp.	4.85	9/15/2041	55,025
125,000	Lockheed Martin Corp.	6.15	9/1/2036	156,379
				622,385
	AGRICULTURE - 0.2%
230,000	BAT International Finance PLC (a)	2.75	6/15/2020	231,230
20,000	BAT International Finance PLC (a)	3.50	6/15/2022	20,499
216,000	Cargill, Inc. (a)	4.76	11/23/2045	231,782
475,000	Imperial Brands Finance PLC (a)	3.75	7/21/2022	487,621
				971,132
	AUTO MANUFACTURERS - 0.3%
105,000	Ford Motor Co.	4.35	12/8/2026	106,102
450,000	Ford Motor Credit Co. LLC	3.16	8/4/2020	453,345
100,000	Ford Motor Credit Co. LLC	6.63	8/15/2017	103,043
275,000	General Motors Financial Co., Inc.	3.50	7/10/2019	280,020
200,000	General Motors Financial Co., Inc.	3.70	5/9/2023	196,797
125,000	General Motors Financial Co., Inc.	4.20	3/1/2021	128,968
100,000	Nissan Motor Acceptance Corp. (a)	2.65	9/26/2018	101,029
				1,369,304
	BANKS - 2.7%
135,000	Bank of America Corp.	2.25	4/21/2020	134,213
640,000	Bank of America Corp.	2.63	10/19/2020	640,365
160,000	Bank of America Corp.	4.20	8/26/2024	162,993
300,000	Banque Federative du Credit Mutuel SA (a)	2.75	10/15/2020	301,009
100,000	Barclays Bank PLC	5.14	10/14/2020	105,610
405,000	Barclays Bank PLC	3.20	8/10/2021	400,298
150,000	BB&T Corp.	2.45	1/15/2020	151,176
50,000	BNP Paribas SA	2.38	9/14/2017	50,334
400,000	BPCE SA (a)	5.15	7/21/2024	406,642
105,000	Capital One Financial Corp.	4.20	10/29/2025	105,349
70,000	Citigroup, Inc.	3.30	4/27/2025	68,581
300,000	Citigroup, Inc.	3.50	5/15/2023	299,032
50,000	Citigroup, Inc.	4.05	7/30/2022	51,749
55,000	Citigroup, Inc.	5.50	9/13/2025	60,446
185,000	Citizens Financial Group, Inc.	4.30	12/3/2025	187,926
200,000	Credit Agricole SA (a)	4.38	3/17/2025	196,138
50,000	Credit Suisse AG	5.40	1/14/2020	53,607
395,000	Credit Suisse Group Funding Guernsey Ltd.	3.80	9/15/2022	398,503
250,000	Credit Suisse Group Funding Guernsey Ltd.	3.13	12/10/2020	249,218
345,000	Deutsche Bank (a)	4.25	10/14/2021	346,154
525,000	Discover Bank	3.10	6/4/2020	531,293
300,000	Fifth Third Bank	2.15	8/20/2018	301,895
305,000	HSBC Holdings PLC	3.40	3/8/2021	310,148
200,000	HSBC Holdings PLC	3.60	5/25/2023	201,160
60,000	HSBC Holdings PLC	4.00	3/30/2022	62,061
250,000	Huntington Bancshares, Inc.	3.15	3/14/2021	253,525
400,000	JPMorgan Chase & Co.	2.95	10/1/2026	381,795
70,000	Morgan Stanley	3.13	7/27/2026	66,876
110,000	Morgan Stanley	3.88	4/29/2024	112,813
455,000	Morgan Stanley	4.35	9/8/2026	466,260
400,000	PNC Bank NA	2.60	7/21/2020	403,441
120,000	Santander Holdings USA, Inc.	2.65	4/17/2020	118,936

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 2.7% (Continued)
$400,000	Santander Holdings USA, Inc.	2.70	5/24/2019	$399,696
300,000	Santander UK PLC	2.00	8/24/2018	299,847
300,000	Santander UK PLC (a)	5.00	11/7/2023	305,197
200,000	Skandinaviska Enskilda Banken AB (a)	2.45	5/27/2020	199,203
350,000	State Street Corp.	3.55	8/18/2025	358,315
380,000	The Bank of New York Mellon Corp. ++	1.94	10/30/2023	385,882
130,000	The Goldman Sachs Group, Inc.	2.63	4/25/2021	129,056
200,000	The Goldman Sachs Group, Inc.	3.50	1/23/2025	197,340
85,000	The Goldman Sachs Group, Inc.	4.75	10/21/2045	89,730
55,000	The Goldman Sachs Group, Inc.	4.80	7/8/2044	57,741
50,000	The Goldman Sachs Group, Inc.	6.75	10/1/2037	61,742
250,000	The Huntington National Bank	2.40	4/1/2020	248,760
50,000	The PNC Financial Services Group, Inc.	3.90	4/29/2024	51,255
250,000	UBS Group Funding Jersey Ltd. (a)	2.95	9/24/2020	250,110
225,000	UBS Group Funding Jersey Ltd. (a)	3.00	4/15/2021	225,119
150,000	Wells Fargo & Co.	3.00	2/19/2025	144,096
35,000	Wells Fargo & Co.	4.10	6/3/2026	35,462
270,000	Wells Fargo & Co.	4.75	12/7/2046	274,011
				11,292,108
	BEVERAGES - 0.2%
260,000	Anheuser-Busch InBev Finance, Inc.	3.65	2/1/2026	263,949
300,000	Anheuser-Busch InBev Finance, Inc.	4.70	2/1/2036	315,560
70,000	Anheuser-Busch InBev Finance, Inc.	4.90	2/1/2046	75,661
55,000	Anheuser-Busch InBev Worldwide, Inc.	3.75	7/15/2042	49,467
				704,637
	BIOTECHNOLOGY - 0.2%
25,000	Amgen, Inc. (a)	4.56	6/15/2048	24,181
130,000	Biogen, Inc.	2.90	9/15/2020	131,658
70,000	Celgene Corp.	3.55	8/15/2022	71,791
375,000	Celgene Corp.	3.63	5/15/2024	376,833
90,000	Gilead Sciences, Inc.	2.55	9/1/2020	90,949
				695,412
	CHEMICALS - 0.1%
300,000	Agrium, Inc.	3.15	10/1/2022	298,256
55,000	Agrium, Inc.	7.13	5/23/2036	68,823
150,000	LYB International Finance BV	4.88	3/15/2044	155,338
40,000	Monsanto Co.	3.38	7/15/2024	39,826
				562,243
	COMMERCIAL SERVICES - 0.2%
500,000	ERAC USA Finance, LLC (a)	3.30	10/15/2022	501,032
355,000	Total System Services, Inc.	3.80	4/1/2021	366,412
				867,444
	COMPUTERS - 0.0%^
15,000	Apple, Inc.	2.45	8/4/2026	14,078
105,000	Apple, Inc.	3.25	2/23/2026	105,056
				119,134
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
50,000	American Express Co.	1.55	5/22/2018	49,903
120,000	GTP Acquisition Partners I LLC (a)	2.35	6/15/2020	116,945
285,000	LeasePlan Corp NV (a)	2.88	1/22/2019	284,910
350,000	Private Export Funding Corp.	3.25	6/15/2025	361,541
155,000	Synchrony Financial	2.60	1/15/2019	155,784
15,000	Synchrony Financial	2.70	2/3/2020	14,956
205,000	Synchrony Financial	3.75	8/15/2021	210,702
				1,194,741

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	ELECTRIC - 0.9%
$200,000	Appalachian Power Co.	3.40	6/1/2025	$202,544
150,000	Berkshire Hathaway Energy Co.	4.50	2/1/2045	155,613
60,000	Consolidated Edison Co. of New York, Inc.	4.63	12/1/2054	62,944
160,000	Dominion Resources, Inc. #	2.96	7/1/2019	161,985
230,000	Dominion Resources, Inc. #	4.10	4/1/2021	239,584
175,000	Duke Energy Carolinas LLC	6.10	6/1/2037	215,341
70,000	Duke Energy Corp.	2.65	9/1/2026	65,333
225,000	Duke Energy Corp.	3.75	4/15/2024	232,026
55,000	Emera US Finance LP (a)	2.70	6/15/2021	54,441
190,000	Entergy Corp.	2.95	9/1/2026	177,734
10,000	Eversource Energy	3.15	1/15/2025	9,873
265,000	Fortis, Inc. (a)	3.06	10/4/2026	247,848
450,000	NextEra Energy Capital Holdings, Inc.	2.06	9/1/2017	451,982
51,000	Oncor Electric Delivery Co. LLC	2.95	4/1/2025	50,505
160,000	Oncor Electric Delivery Co. LLC	4.10	6/1/2022	170,876
75,000	Pacific Gas & Electric Co.	3.40	8/15/2024	76,637
50,000	PPL Capital Funding, Inc.	3.50	12/1/2022	51,134
156,000	SCANA Corp.	4.13	2/1/2022	157,621
45,000	SCANA Corp.	4.75	5/15/2021	47,057
150,000	South Carolina Electric & Gas Co.	5.10	6/1/2065	164,464
225,000	The Southern Co.	2.75	6/15/2020	226,928
290,000	The Southern Co.	2.95	7/1/2023	286,256
				3,508,726
	ENGINEERING & CONSTRUCTION - 0.1%
50,000	SBA Tower Trust (a)	2.90	10/15/2019	50,293
255,000	SBA Tower Trust (a)	3.16	10/15/2020	257,059
				307,352
	FOOD - 0.2%
165,000	Kraft Heinz Foods Co.	3.50	7/15/2022	167,492
65,000	Kraft Heinz Foods Co.	4.38	6/1/2046	61,164
240,000	Sigma Alimentos SA de CV (a)	4.13	5/2/2026	228,000
375,000	Kroger Co. (The)	2.95	11/1/2021	377,328
15,000	Tyson Foods, Inc.	2.65	8/15/2019	15,143
				849,127
	GAS - 0.2%
125,000	Dominion Gas Holdings LLC	3.60	12/15/2024	126,535
275,000	KeySpan Gas East Corp. (a)	2.74	8/15/2026	261,068
450,000	NiSource Finance Corp.	6.40	3/15/2018	473,920
				861,523
	HEALTHCARE-PRODUCTS - 0.2%
325,000	Boston Scientific Corp.	3.38	5/15/2022	330,339
205,000	Medtronic, Inc.	3.50	3/15/2025	211,091
75,000	Medtronic, Inc.	4.38	3/15/2035	79,345
				620,775
	HEALTHCARE-SERVICES - 0.4%
210,000	Aetna, Inc.	2.80	6/15/2023	206,852
105,000	Aetna, Inc.	4.25	6/15/2036	105,278
75,000	Anthem, Inc.	3.50	8/15/2024	74,787
150,000	Anthem, Inc.	4.65	8/15/2044	151,843
100,000	Catholic Health Initiatives	2.95	11/1/2022	97,292
120,000	Catholic Health Initiatives	4.35	11/1/2042	106,590
25,000	Dignity Health	3.81	11/1/2024	24,880
295,000	Kaiser Foundation Hospitals	3.50	4/1/2022	304,424
30,000	Memorial Sloan-Kettering Cancer Center	4.20	7/1/2055	29,108
50,000	Memorial Sloan-Kettering Cancer Center	5.00	7/1/2042	56,170
100,000	The City of Hope	5.62	11/15/2043	117,535

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	HEALTHCARE-SERVICES - 0.4% (Continued)
$300,000	United Health Group, Inc.	2.88	3/15/2023	$301,030
45,000	United Health Group, Inc.	3.35	7/15/2022	46,364
75,000	United Health Group, Inc.	3.75	7/15/2025	77,643
				1,699,796
	INSURANCE - 0.3%
50,000	American International Group, Inc.	4.88	6/1/2022	54,639
190,000	Berkshire Hathaway, Inc.	2.75	3/15/2023	189,287
50,000	Chubb INA Holdings, Inc.	2.30	11/3/2020	49,989
75,000	Chubb INA Holdings, Inc.	3.35	5/15/2024	76,409
150,000	Principal Financial Group, Inc.	3.40	5/15/2025	149,041
125,000	Teachers Insurance & Annuity Association of America (a)	4.90	9/15/2044	135,220
250,000	Hartford Financial Services Group, Inc. (The)	5.50	3/30/2020	272,982
290,000	Trinity Acquisition PLC	4.40	3/15/2026	293,554
				1,221,121
	INTERNET - 0.3%
400,000	Alibaba Group Holding Ltd.	2.50	11/28/2019	401,798
265,000	Amazon.com, Inc.	4.80	12/5/2034	291,675
370,000	Expedia, Inc.	5.00	2/15/2026	381,435
				1,074,908
	LODGING - 0.1%
325,000	Marriott International, Inc.	2.30	1/15/2022	315,265
225,000	Marriott International, Inc.	2.88	3/1/2021	226,015
				541,280
	MACHINERY - CONSTRUCTION AND MINING - 0.0% ^
45,000	Caterpillar, Inc.	4.30	5/15/2044	46,662

	MEDIA - 0.3%
50,000	21st Century Fox America, Inc.	3.70	9/15/2024	50,628
175,000	Charter Communications Operating LLC	4.46	7/23/2022	182,880
60,000	Charter Communications Operating LLC	6.48	10/23/2045	69,365
100,000	Comcast Corp.	6.40	3/1/2040	130,159
275,000	Cox Communications, Inc. (a)	4.80	2/1/2035	256,156
100,000	NBCUniversal Media, LLC	2.88	1/15/2023	99,765
250,000	Sky PLC (a)	3.75	9/16/2024	250,793
275,000	Time Warner, Inc.	4.88	3/15/2020	293,553
50,000	Viacom, Inc.	4.25	9/1/2023	50,040
				1,383,339
	MISCELLANEOUS MANUFACTURING - 0.2%
180,000	General Electric Co.	6.88	1/10/2039	253,790
10,000	Parker-Hannifin Corp.	4.45	11/21/2044	10,563
50,000	Pentair Finance SA	3.15	9/15/2022	48,967
225,000	Pentair Finance SA	2.90	9/15/2018	227,600
250,000	Siemens Financieringsmaatschappij NV (a)	2.90	5/27/2022	251,876
				792,796
	OIL & GAS - 1.0%
240,000	Anadarko Petroleum Corp.	4.85	3/15/2021	257,337
200,000	BG Energy Capital PLC (a)	4.00	10/15/2021	212,589
105,000	BP Capital Markets PLC	2.32	2/13/2020	105,015
30,000	ConocoPhillips Co.	5.75	2/1/2019	32,231
15,000	ConocoPhillips Co.	6.00	1/15/2020	16,565
105,000	ConocoPhillips Co.	2.88	11/15/2021	105,801
105,000	ConocoPhillips Co.	3.35	5/15/2025	103,610
20,000	ConocoPhillips Co.	4.95	3/15/2026	22,080
325,000	Devon Energy Corp.	3.25	5/15/2022	322,938
130,000	Marathon Oil Corp.	2.70	6/1/2020	130,173
50,000	Marathon Oil Corp.	5.90	3/15/2018	52,208
170,000	Noble Energy, Inc.	4.15	12/15/2021	176,917

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 1.0% (Continued)
$95,000	Petroleos Mexicanos (a)	5.38	3/13/2022	$97,278
1,325,000	Petroleos Mexicanos	5.50	1/21/2021	1,363,094
200,000	Petroleos Mexicanos (a)	5.50	2/4/2019	207,178
170,000	Phillips 66	4.88	11/15/2044	179,531
225,000	Pioneer Natural Resources Co.	7.50	1/15/2020	255,773
225,000	Shell International Finance BV	4.13	5/11/2035	229,739
230,000	Sinopec Group Overseas Development 2015 Ltd. (a)	2.50	4/28/2020	228,475
125,000	Suncor Energy, Inc.	6.10	6/1/2018	132,342
				4,230,874
	OIL & GAS SERVICES - 0.0% ^
110,000	Schlumberger Holdings Corp. (a)	3.00	12/21/2020	112,327

	PHARMACEUTICALS - 0.7%
375,000	AbbVie, Inc.	1.80	5/14/2018	375,282
50,000	AbbVie, Inc.	3.20	11/6/2022	50,033
85,000	Actavis Funding SCS	3.00	3/12/2020	86,178
20,000	Actavis Funding SCS	3.45	3/15/2022	20,300
50,000	Actavis Funding SCS	3.85	6/15/2024	50,446
355,000	Actavis Funding SCS	4.55	3/15/2035	351,376
275,000	Bayer US Finance LLC (a)	2.38	10/8/2019	275,487
170,000	Cardinal Health, Inc.	3.20	3/15/2023	171,536
35,000	Cardinal Health, Inc.	4.50	11/15/2044	34,696
95,000	EMD Finance LLC (a)	2.95	3/19/2022	94,597
135,000	EMD Finance LLC (a)	3.25	3/19/2025	131,971
100,000	Forest Laboratories LLC (a)	5.00	12/15/2021	108,118
150,000	Merck & Co., Inc.	2.75	2/10/2025	147,279
220,000	Mylan NV (a)	3.00	12/15/2018	221,591
123,000	Teva Pharmaceutical Finance Co. BV	3.65	11/10/2021	124,580
750,000	Teva Pharmaceutical Finance Netherlands III BV	2.80	7/21/2023	709,943
60,000	Teva Pharmaceutical Finance Netherlands III BV	4.10	10/1/2046	51,412
				3,004,825
	PIPELINES - 0.4%
65,000	Columbia Pipeline Group, Inc.	2.45	6/1/2018	65,318
175,000	Columbia Pipeline Group, Inc.	4.50	6/1/2025	183,850
210,000	Energy Transfer Partners LP	3.60	2/1/2023	206,536
95,000	Enterprise Products Operating LLC	3.95	2/15/2027	97,317
130,000	Enterprise Products Operating LLC	5.10	2/15/2045	137,104
100,000	Phillips 66 Partners LP	3.61	2/15/2025	97,937
30,000	Regency Energy Partners LP / Regency Energy Finance Corp.	4.50	11/1/2023	30,442
10,000	Regency Energy Partners LP / Regency Energy Finance Corp.	5.88	3/1/2022	11,001
75,000	Sunoco Logistics Partners Operations LP	3.45	1/15/2023	73,266
195,000	Sunoco Logistics Partners Operations LP	4.40	4/1/2021	205,354
131,000	TransCanada PipeLines Ltd.	4.88	1/15/2026	145,560
200,000	Western Gas Partners LP	4.00	7/1/2022	203,263
				1,456,948
	REAL ESTATE INVESTMENT TRUSTS - 0.4%
300,000	American Tower Corp.	3.45	9/15/2021	303,881
86,000	American Tower Corp.	5.00	2/15/2024	92,593
50,000	AvalonBay Communities, Inc.	2.95	9/15/2022	49,843
140,000	Crown Castle International Corp.	3.70	6/15/2026	137,414
150,000	DDR Corp.	4.63	7/15/2022	158,815
75,000	HCP, Inc.	3.88	8/15/2024	74,963
200,000	HCP, Inc.	4.00	6/1/2025	198,812
260,000	Scentre Group Trust 1/Scentre Group Trust 2 (a)	2.38	11/5/2019	259,862
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (a)	3.25	10/5/2020	279,676
				1,555,859

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	RETAIL - 0.3%
$50,000	AutoZone, Inc.	2.88	1/15/2023	$49,168
300,000	Auto Zone, Inc.	3.13	7/15/2023	297,060
250,000	CVS Health Corp.	4.00	12/5/2023	263,411
55,000	CVS Health Corp.	4.88	7/20/2035	59,149
130,000	CVS Health Corp.	5.13	7/20/2045	144,878
200,000	O’Reilly Automotive, Inc.	3.80	9/1/2022	206,940
100,000	Home Depot, Inc. (The)	2.00	6/15/2019	100,871
				1,121,477
	SOFTWARE - 0.1%
235,000	Microsoft Corp.	2.40	8/8/2026	222,004
180,000	Microsoft Corp.	3.70	8/8/2046	169,464
225,000	Oracle Corp.	2.80	7/8/2021	229,320
				620,788
	SOVEREIGN - 0.1%
320,000	Export-Import Bank of Korea	1.75	5/26/2019	318,861

	TELECOMMUNICATIONS - 0.2%
30,000	AT&T, Inc.	3.95	1/15/2025	30,052
20,000	AT&T, Inc.	4.50	5/15/2035	19,323
110,000	AT&T, Inc.	4.75	5/15/2046	104,216
150,000	Crown Castle Towers LLC (a)	3.22	5/15/2022	151,640
225,000	Orange SA	9.00	3/1/2031	338,293
334,000	Verizon Communications, Inc.	4.52	9/15/2048	320,277
4,000	Verizon Communications, Inc.	6.40	9/15/2033	4,826
				968,627
	TOYS/GAMES/HOBBIES - 0.0% ^
50,000	Mattel, Inc.	2.35	5/6/2019	50,130

	TRANSPORTATION - 0.2%
260,000	FedEx Corp.	4.55	4/1/2046	262,004
225,000	FedEx Corp.	8.00	1/15/2019	251,843
89,000	Kansas City Southern	4.95	8/15/2045	90,308
				604,155
	TRUCKING & LEASING - 0.1%
150,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.20	7/15/2020	151,664
200,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.38	2/1/2022	201,692
50,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	4.88	7/11/2022	53,656
				407,012

	TOTAL CORPORATE BONDS (Cost $45,628,758)			45,896,382

	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
	WHOLE LOAN COLLATERAL - 0.1%
93,443	Mill City Mortgage Loan Trust 2016-1 (a)++	2.50	4/25/2057	94,589
194,187	Towd Point Mortgage Trust 2016-3 (a)++	2.25	8/25/2055	192,625

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $287,913)			287,214

	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.1%
155,000	Banc of America Commercial Mortgage Trust 2015-UBS7	3.71	9/15/2048	160,924
525,000	Citigroup Commercial Mortgage Trust 2015-GC35	3.82	11/10/2048	548,205
205,000	Citigroup Commercial Mortgage Trust 2016-P6	3.46	12/10/2049	206,794
130,000	COMM 2013-CCRE8 Mortgage Trust	3.33	6/10/2046	135,291
225,000	CSAIL 2015-C1 Commercial Mortgage Trust	3.51	4/15/2050	230,654
420,000	CSAIL 2015-C2 Commercial Mortgage Trust	3.50	6/15/2057	428,186
405,000	CSAIL 2015-C3 Commercial Mortgage Trust	3.72	8/15/2048	419,685

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.1% (Continued)
$465,000	Fannie Mae Multifamily Remic Trust 2015-M12 ++	2.79	5/25/2025	$455,821
300,000	GS Mortgage Securities Trust 2015-GS1	3.73	11/10/2048	312,963
57,124	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19++	5.71	2/12/2049	57,467
72,682	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20++	5.79	2/12/2051	73,890
100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.91	1/15/2049	104,635
18,916	LB-UBS Commercial Mortgage Trust 2008-C1++	6.11	4/15/2041	19,635
65,663	ML-CFC Commercial Mortgage Trust 2007-7++	5.73	6/12/2050	66,083
92,528	ML-CFC Commercial Mortgage Trust 2007-9	5.70	9/12/2049	94,374
490,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.31	4/15/2048	492,626
100,000	SFAVE Commerical Mortgage Securities Trust 2015-5AVE (a)++	4.14	1/5/2043	98,978
260,000	SG Commercial Mortgage Securities Trust 2016-C5	3.06	10/10/2048	251,851
125,000	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.84	9/15/2058	130,558
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.15	5/15/2048	250,380
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $4,592,545)			4,539,000

	MORTGAGE BACKED SECURITIES - 7.9%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.9%
200,000	Freddie Mac +	3.00	8/15/2030	205,220
525,000	Freddie Mac +	4.00	10/15/2047	551,414
175,000	Freddie Mac +	4.50	11/15/2044	187,742
50,000	Freddie Mac +	5.00	2/15/2040	54,188
50,000	Freddie Mac +	5.50	8/15/2038	55,313
26,544	Freddie Mac Gold Pool	2.50	10/1/2028	26,744
100,000	Freddie Mac Gold Pool	2.50	12/1/2031	100,270
2,133,184	Freddie Mac Gold Pool	3.00	9/1/2046	2,120,413
3,306,753	Freddie Mac Gold Pool	3.00	12/1/2046	3,286,952
200,000	Freddie Mac Gold Pool	3.00	1/1/2047	198,802
14,357	Freddie Mac Gold Pool	3.00	9/1/2028	14,752
50,687	Freddie Mac Gold Pool	3.00	2/1/2043	50,444
406,163	Freddie Mac Gold Pool	3.00	12/1/2046	403,857
1,000,000	Freddie Mac Gold Pool	3.00	12/1/2046	994,012
1,553,609	Freddie Mac Gold Pool	3.00	11/1/2046	1,544,787
39,609	Freddie Mac Gold Pool	3.50	10/1/2043	40,772
2,713,841	Freddie Mac Gold Pool	3.50	6/1/2046	2,782,678
3,365,473	Freddie Mac Gold Pool	3.50	12/1/2046	3,449,402
134,344	Freddie Mac Gold Pool	3.50	11/1/2034	139,353
30,761	Freddie Mac Gold Pool	4.00	8/1/2044	32,374
				16,239,489
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.7%
600,000	Fannie Mae +	2.50	8/25/2031	600,938
1,475,000	Fannie Mae +	3.00	8/25/2031	1,513,258
200,000	Fannie Mae +	3.50	7/25/2027	208,363
1,475,000	Fannie Mae +	3.50	12/25/2045	1,511,760
100,000	Fannie Mae +	4.00	7/25/2025	102,375
1,625,000	Fannie Mae +	4.00	1/1/2047	1,708,281
675,000	Fannie Mae +	4.50	1/1/2017	725,414
375,000	Fannie Mae +	5.00	7/25/2039	407,930
300,000	Fannie Mae +	5.50	7/25/2038	333,187
75,000	Fannie Mae +	6.00	8/25/2038	84,914
155,088	Fannie Mae Pool	2.47	5/1/2025	151,158
75,000	Fannie Mae Pool	2.50	2/1/2030	75,183
35,356	Fannie Mae Pool	2.50	4/1/2028	35,807
200,000	Fannie Mae Pool	2.50	6/1/2030	200,490
300,000	Fannie Mae Pool	2.50	10/1/2031	300,739
200,000	Fannie Mae Pool	2.50	12/1/2031	200,494
310,000	Fannie Mae Pool	2.68	5/1/2025	305,603

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.7% (Continued)
$400,000	Fannie Mae Pool	2.81	7/1/2025	$398,201
110,000	Fannie Mae Pool	2.99	10/1/2025	111,164
98,372	Fannie Mae Pool	3.00	7/1/2043	98,344
2,185,339	Fannie Mae Pool	3.00	1/1/2046	2,174,506
1,980,842	Fannie Mae Pool	3.00	10/1/2046	1,970,453
24,101	Fannie Mae Pool	3.00	10/1/2028	24,787
54,025	Fannie Mae Pool	3.09	10/1/2025	54,934
48,392	Fannie Mae Pool	4.00	11/1/2043	50,985
857,774	Fannie Mae Pool	4.00	1/1/2046	903,734
974,574	Fannie Mae Pool	4.00	2/1/2046	1,026,923
				15,279,925
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.3%
425,000	Ginnie Mae +	4.00	5/20/2045	451,297
350,000	Ginnie Mae +	4.50	7/20/2044	373,516
50,000	Ginnie Mae +	5.00	2/15/2040	54,609
100,000	Ginnie Mae +	5.00	11/20/2040	107,281
55,765	Ginnie Mae II Pool	3.00	12/20/2042	56,736
62,707	Ginnie Mae II Pool	3.50	7/20/2043	65,448
26,139	Ginnie Mae II Pool	4.00	12/20/2044	27,820
				1,136,707
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $32,914,974)			32,656,121

	MUNICIPAL SECURITIES - 0.8%
115,000	Bay Area Toll Authority	7.04	4/1/2050	162,988
90,000	Chicago O’Hare International Airport	6.40	1/1/2040	117,319
245,000	Chicago Transit Authority	6.90	12/1/2040	307,990
55,000	Chicago Transit Authority	6.90	12/1/2040	68,845
155,000	Commonwealth Financing Authority	4.01	6/1/2033	151,317
130,000	Commonwealth Financing Authority	4.14	6/1/2038	124,103
315,000	County of Sacramento CA	5.73	8/15/2023	335,929
165,000	Kansas Development Finance Authority	4.93	4/15/2045	176,453
120,000	Long Island Power Authority	3.88	9/1/2024	122,166
60,000	Los Angeles Community College District	6.60	8/1/2042	83,927
100,000	Metropolitan Transportation Authority	6.81	11/15/2040	132,796
155,000	Municipal Electric Authority of Georgia	6.64	4/1/2057	192,233
230,000	New Jersey Economic Development Authority	3.80	6/15/2018	234,356
85,000	New Jersey Economic Development Authority	3.88	6/15/2019	84,791
70,000	Port Authority of New York & New Jersey	4.81	10/15/2065	75,335
100,000	Port Authority of New York & New Jersey	5.65	11/1/2040	120,452
40,000	Regents of the University of California Medical Center Pooled Revenue	6.55	5/15/2048	53,364
115,000	Regents of the University of California Medical Center Pooled Revenue	6.58	5/15/2049	149,528
50,000	State of California	7.55	4/1/2039	73,982
35,000	State of California	7.60	11/1/2040	52,720
370,000	State of Illinois	5.10	6/1/2033	327,013
35,000	University of California	3.93	5/15/2045	34,659
	TOTAL MUNICIPAL SECURITIES (Cost - $3,197,415)			3,182,266

	U.S. TREASURY SECURITIES - 8.2%
2,150,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	3,018,994
3,815,000	United States Treasury Bond	2.50	2/15/2045	3,398,181
530,000	United States Treasury Bond	2.50	2/15/2046	470,955
820,000	United States Treasury Bond	2.50	5/15/2046	728,711
545,000	United States Treasury Bond	2.88	8/15/2045	524,456
690,000	United States Treasury Bond	3.00	11/15/2044	681,618
1,580,000	United States Treasury Bond	3.38	5/15/2044	1,675,479
5,000	United States Treasury Bond	3.63	8/15/2043	5,545
5,000	United States Treasury Bond	3.75	11/15/2043	5,669

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 8.2% (Continued)
$1,100,000	United States Treasury Note	0.63	11/30/2017	$1,097,422
685,000	United States Treasury Note	0.75	12/31/2017	683,876
700,000	United States Treasury Note	0.75	3/31/2018	697,976
1,715,000	United States Treasury Note	1.25	3/31/2021	1,675,407
725,000	United States Treasury Note	1.38	9/30/2020	716,787
1,495,000	United States Treasury Note	1.38	12/31/2018	1,499,847
1,470,000	United States Treasury Note	1.38	2/28/2019	1,474,134
350,000	United States Treasury Note	1.38	9/30/2023	331,447
2,640,000	United States Treasury Note	1.38	7/31/2018	2,651,756
1,465,000	United States Treasury Note	1.50	11/30/2019	1,468,033
7,375,000	United States Treasury Note	1.50	3/31/2023	7,086,335
700,000	United States Treasury Note	1.63	5/15/2026	652,750
745,000	United States Treasury Note	1.63	6/30/2020	745,349
235,000	United States Treasury Note	1.75	12/31/2020	234,927
2,595,000	United States Treasury Note	2.00	11/30/2020	2,621,863
20,000	United States Treasury Note	2.25	11/15/2025	19,744
2,400	United States Treasury Note	2.38	8/15/2024	2,411
	TOTAL U.S. TREASURY SECURITIES (Cost - $34,845,522)			34,169,672

Shares
	SHORT-TERM INVESTMENTS - 7.1%
	MONEY MARKET FUND - 7.1%
29,612,470	Fidelity Investors Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (b)
	TOTAL SHORT-TERM INVESTMENTS (Cost - $29,612,470)			29,612,470

	TOTAL INVESTMENTS - 102.3% (Cost - $397,932,769)(c)			$425,068,998
	OTHER ASSETS LESS LIABILITIES - NET - (2.3)%			(9,461,775)
	TOTAL NET ASSETS - 100.0%			$415,607,223

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

*	Non-income producing security.

^	Represents less than 0.05%

++	Variable rate security.

#	Step coupon.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LP - Limited Partnership

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2016, these securities amounted to $20,806,834 or 5.0% of net assets.

(b)	Money market rate shown represents the rate at December 31, 2016.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short, is $399,056,157 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$36,137,940
Unrealized Depreciation:	(10,125,099)
Net Unrealized Appreciation:	$26,012,841

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2016 (Continued)

		Unrealized Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACT
4	MSCI Emerging Market E-Mini Future March 2017
	(Underlying Face Amount at Value $171,780)	$4,880
15	US 10 Year Note Future March 2017
	(Underlying Face Amount at Value $1,864,219)	(17,344)
	NET UNREALIZED DEPRECIATION OF SHORT FUTURES CONTRACTS	$(12,464)

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 42.9%
	DEBT FUND - 24.1%
50	iShares Core U.S. Aggregate Bond ETF	$5,403
15	iShares International Aggregate Bond Fund	778
		6,181
	EQUITY FUNDS - 18.8%
18	iShares Core MSCI Emerging Markets ETF	764
8	iShares Core S&P 500 ETF	1,800
21	iShares MSCI EAFE Value ETF	992
4	iShares Russell 2000 ETF	539
7	iShares S&P 500 Value ETF	710
		4,805
	TOTAL EXCHANGE TRADED FUNDS (Cost - $10,871)	10,986

	VARIABLE INSURANCE TRUSTS - 56.8%
	DEBT FUNDS - 41.0%
379	American Funds Insurance Series - Bond Fund - Class I	4,098
317	BlackRock High Yield VI Fund - Class I	2,294
313	MFS Total Return Bond Series - Initial Class	4,091
		10,483
	EQUITY FUNDS - 15.8%
93	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class I	1,260
26	MFS Growth Series - Initial Class	1,003
61	MFS VIT III Mid Cap Value Portfolio - Initial Class	506
7	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	500
371	Oppenheimer International Growth Fund - Non-Service Shares	772
		4,041
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $14,763)	14,524

	SHORT-TERM INVESTMENTS - 0.4%
	MONEY MARKET FUND - 0.4%
106	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $106)	106

	TOTAL INVESTMENTS - 100.1% (Cost - $25,740)(b)	$25,616
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(15)
	TOTAL NET ASSETS - 100.0%	$25,601

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,745 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$391
Unrealized Depreciation:	(520)
Net Unrealized Depreciation:	$(129)

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 54.6%
	DEBT FUNDS - 22.9%
36	iShares Core U.S. Aggregate Bond ETF	$3,890
39	iShares International Aggregate Bond Fund	2,023
		5,913
	EQUITY FUNDS - 31.7%
9	iShares Core MSCI EAFE ETF	483
42	iShares Core MSCI Emerging Markets ETF	1,783
8	iShares Core S&P 500 ETF	1,800
20	iShares Global REIT ETF	505
43	iShares MSCI EAFE Value ETF	2,032
4	iShares Russell 2000 ETF	539
10	iShares S&P 500 Value ETF	1,014
		8,156
	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,961)	14,069

	VARIABLE INSURANCE TRUSTS - 44.7%
	DEBT FUNDS - 22.9%
119	American Funds Insurance Series - Bond Fund - Class I	1,290
248	BlackRock High Yield VI Fund - Class I	1,797
59	MFS Total Return Bond Series - Initial Class	773
186	PIMCO Variable Insurance Trust - Foreign Bond Portfolio U.S. Dollar Hedged Fund - Class I *	2,049
		5,909
	EQUITY FUNDS - 21.8%
94	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	1,270
26	MFS Growth Series - Initial Class	1,011
92	MFS VIT III Mid Cap Value Portfolio - Initial Class	764
7	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	504
998	Oppenheimer International Growth Fund - Non-Service Shares	2,076
		5,625
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $11,670)	11,534

	SHORT-TERM INVESTMENTS - 0.8%
	MONEY MARKET FUND - 0.8%
202	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $202)	202

	TOTAL INVESTMENTS - 100.1% (Cost - $25,833)(b)	$25,805
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(17)
	TOTAL NET ASSETS - 100.0%	$25,788

*	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,849 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$518
Unrealized Depreciation:	(562)
Net Unrealized Depreciation:	$(44)

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 53.1%
	DEBT FUND - 13.0%
253	iShares Core U.S. Aggregate Bond ETF	$27,339

	EQUITY FUNDS - 40.1%
77	iShares Core MSCI EAFE ETF	4,130
334	iShares Core MSCI Emerging Markets ETF	14,178
128	iShares Core S&P 500 ETF	28,799
164	iShares Global REIT ETF	4,139
346	iShares MSCI EAFE Value ETF	16,348
46	iShares Russell 2000 ETF	6,203
102	iShares S&P 500 Value ETF	10,341
		84,138
	TOTAL EXCHANGE TRADED FUNDS (Cost - $112,619)	111,477

	VARIABLE INSURANCE TRUSTS - 45.9%
	DEBT FUNDS - 15.0%
978	American Funds Insurance Series - Bond Fund - Class I	10,559
2,028	BlackRock High Yield VI Fund - Class I	14,685
484	MFS Total Return Bond Series - Initial Class	6,335
		31,579

	EQUITY FUNDS - 30.9%
1,385	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	18,745
321	MFS Growth Series - Initial Class	12,425
1,262	MFS VIT III Mid Cap Value Portfolio - Initial Class	10,461
114	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	8,258
7,165	Oppenheimer International Growth Fund - Non-Service Shares	14,903
		64,792
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $96,674)	96,371

	SHORT-TERM INVESTMENTS - 1.0%
	MONEY MARKET FUND - 1.0%
2,076	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $2,076)	2,076

	TOTAL INVESTMENTS - 100.0% (Cost - $211,369)(b)	$209,924
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)% ^	(82)
	TOTAL NET ASSETS - 100.0%	$209,842

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $211,384 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$232
Unrealized Depreciation:	(1,692)
Net Unrealized Depreciation:	$(1,460)

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 49.8%
	DEBT FUNDS - 20.8%
45	iShares Core U.S. Aggregate Bond ETF	$4,863
10	iShares International Aggregate Bond Fund	519
		5,382
	EQUITY FUNDS - 29.0%
30	iShares Core MSCI Emerging Markets ETF	1,274
14	iShares Core S&P 500 ETF	3,150
32	iShares MSCI EAFE Value ETF	1,512
4	iShares Russell 2000 ETF	539
10	iShares S&P 500 Value ETF	1,013
		7,488
	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,622)	12,870

	VARIABLE INSURANCE TRUSTS - 49.8%
	DEBT FUNDS - 25.0%
240	American Funds Insurance Series - Bond Fund - Class I	2,590
249	BlackRock High Yield VI Fund - Class I	1,804
158	MFS Total Return Bond Series - Initial Class	2,069
		6,463

	EQUITY FUNDS - 24.8%
132	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	1,784
33	MFS Growth Series - Initial Class	1,268
123	MFS VIT III Mid Cap Value Portfolio - Initial Class	1,023
10	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	759
751	Oppenheimer International Growth Fund - Non-Service Shares	1,562
		6,396
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $13,085)	12,859

	SHORT-TERM INVESTMENTS - 0.5%
	MONEY MARKET FUND - 0.5%
129	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $129)	129

	TOTAL INVESTMENTS - 100.1% (Cost - $25,836)(b)	$25,858
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(17)
	TOTAL NET ASSETS - 100.0%	$25,841

(a)	Money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,839 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$518
Unrealized Depreciation:	(499)
Net Unrealized Appreciation:	$19

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities
December 31, 2016

	Global Atlantic American	Global Atlantic Balanced	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed Risk	Managed Risk	Global Allocation	Dividend and Income
Assets:	Portfolio	Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investments in securities, at cost	$218,578,961	$98,989,685	$298,608,197	$225,931,346
Investments in securities, at value	$217,035,516	$101,190,991	$275,439,543	$237,812,461
Deposits with broker +	43,913	45,315	45,635	76,524
Unrealized appreciation on futures contracts	—	—	—	11,460
Receivable for securities sold	984,790	—	—	—
Receivable for portfolio shares sold	20,496	9,825	47,903	25,265
Interest and dividends receivable	35	24	103	573,586
Total Assets	218,084,750	101,246,155	275,533,184	238,499,296
Liabilities:
Payable for fund shares redeemed	91,309	66,292	1,038,817	61,122
Payable for securities purchased	193,126	—	—	1,679,051
Accrued 12b-1 Fees	46,569	21,407	58,625	49,213
Accrued investment advisory fees	178,804	91,430	93,394	269,355
Administrative service fees payable	46,198	21,449	58,054	39,609
Accrued expenses and other liabilities	3,943	6	17	11
Total Liabilities	559,949	200,584	1,248,907	2,098,361
Net Assets	$217,524,801	$101,045,571	$274,284,277	$236,400,935

Net Assets:
Paid in capital	$219,623,068	$98,846,827	$309,682,976	$229,911,981
Undistributed net investment income	2,856,899	1,180,080	1,777,105	2,854,110
Accumulated net realized loss on investments and futures contracts	(3,411,721)	(1,182,642)	(14,007,150)	(8,257,731)
Net unrealized appreciation/(depreciation) on investments and futures contracts	(1,543,445)	2,201,306	(23,168,654)	11,892,575
Net Assets	217,524,801	101,045,571	274,284,277	236,400,935
Class II Shares:
Net assets	$217,524,801	$101,045,571	$274,284,277	$236,400,935
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	20,446,300	9,224,374	30,338,344	22,212,277

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.64	$10.95	$9.04	$10.64

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2016

	Global Atlantic Goldman	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic Motif
	Sachs Dynamic Trends	Managed Risk	Growth Managed	Aging of America
Assets:	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio
Investments in securities, at cost	$29,656,055	$449,321,778	$138,108,288	$101,659
Investments in securities, at value	$30,180,584	$467,484,896	$142,547,006	$93,430
Deposits with broker +	668,645	43,629	44,231	—
Receivable for portfolio shares sold	47,477	968,162	11,833	1
Interest and dividends receivable	38,724	88	33	118
Prepaid expenses and other assets	—	—	390	—
Total Assets	30,935,430	468,496,775	142,603,493	93,549
Liabilities:
Due to custodian - U.S. $	10	—	—	—
Due to custodian - foreign cash (Cost $57, $0, $0, $0, respectively)	56	—	—	—
Options written (Cost $16,409, $0, $0, $0, respectively)	14,630	—	—	—
Unrealized depreciation on futures contracts	73,641	—	—	—
Payable for Portfolio shares redeemed	2,079	110,837	24,928	—
Accrued investment advisory fees	39,858	421,892	128,809	100
Accrued distribution (12b-1) fees	6,485	98,988	30,207	20
Administrative service fees payable	6,286	98,305	30,309	19
Accrued expenses and other liabilities	2	28	9	—
Total Liabilities	143,047	730,050	214,262	139
Net Assets	$30,792,383	$467,766,725	$142,389,231	$93,410

Net Assets:
Paid in capital	$30,267,650	$483,164,834	$140,798,467	$99,943
Undistributed net investment income	106,684	6,226,461	1,753,575	258
Accumulated net realized gain/(loss) on investments, futures contracts, options and foreign currency translations	(32,198)	(39,787,688)	(4,601,529)	1,437
Net unrealized appreciation/(depreciation) on investments, futures contracts, options and foreign currency translations	450,247	18,163,118	4,438,718	(8,229)
Net Assets	$30,792,383	$467,766,725	$142,389,231	$93,409

Class II Shares:
Net assets	$30,792,383	$467,766,725	$142,389,231	$93,409
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	3,118,955	46,616,162	13,539,318	10,000

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.87	$10.03	$10.52	$9.34

+	Collateral for futures contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2016

	Global Atlantic Motif	Global Atlantic Motif	Global Atlantic PIMCO	Global Atlantic Select
	Real Estate Trends	Technological Innovations	Tactical Allocation	Advisor Managed
Assets:	Portfolio	Portfolio	Portfolio	Risk Portfolio
Investments in securities, at cost	$100,464	$101,383	$23,531,185	$108,119,660
Investments in securities, at value	$92,535	$99,542	$23,842,082	$110,466,378
Foreign cash (Cost: $0, $0, $13,601, and $0, respectively)	—	—	13,601	—
Deposits with broker +	—	—	509,743	44,193
Unrealized appreciation on swaps	—	—	78,272	—
Unrealized appreciation on forward foreign currency contracts	—	—	44,178	—
Interest and dividends receivable	403	40	70,642	53,569
Receivable for Portfolio shares sold	—	—	15,740	—
Receivable for securities sold	—	—	4,250,153	—
Total Assets	92,938	99,582	28,824,411	110,564,140
Liabilities:
Due to Custodian - US $	—	—	—	2,749
Unrealized depreciation on futures contracts	—	—	22,797	—
Payable for securities purchased	—	—	8,409,301	—
Payable for portfolio shares redeemed	—	—	2,025	20,295
Accrued investment advisory fees	97	110	25,964	49,719
Accrued distribution (12b-1) fees	19	21	4,315	24,121
Administrative service fees payable	18	21	3,622	24,075
Accrued expenses and other liabilities	—	—	1	8
Total Liabilities	134	152	8,468,025	120,967
Net Assets	$92,804	$99,430	$20,356,386	$110,443,173

Net Assets:
Paid in capital	$99,945	$99,938	$20,598,181	$107,935,483
Undistributed net investment income/(loss)	652	(65)	(15,781)	1,405,231
Accumulated net realized gain/(loss) on investments, foreign currency, futures contracts, options, and swap contracts	136	1,398	(639,352)	(1,244,259)
Net unrealized appreciation/(depreciation) on investments, foreign currency, options written, and swap contracts	(7,929)	(1,841)	413,338	2,346,718
Net Assets	$92,804	$99,430	$20,356,386	$110,443,173

Class II Shares:
Net assets	$92,804	$99,430	$20,356,386	$110,443,173
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	10,000	10,000	2,092,588	10,004,789

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.28	$9.94	$9.73	$11.04

+	Collateral for forward foreign currency contracts, futures contracts, swap contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2016

	Global Atlantic Wellington	Global Atlantic Wilshire	Global Atlantic Wilshire	Global Atlantic Wilshire
	Research Managed	Dynamic Conservative	Dynamic Global	Dynamic Growth
Assets:	Risk Portfolio	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Investments in securities, at cost	$397,932,769	$25,740	$25,833	$211,369
Investments in securities, at value	$425,068,998	$25,616	$25,805	$209,924
Cash	20,957	—	—	6
Deposits with broker +	82,219	—	—	—
Interest and dividends receivable	1,200,487	11	9	1
Receivable for Portfolio shares sold	64,973	—	—	—
Receivable for securities sold	2,763,542	—	—	—
Total Assets	429,201,176	25,627	25,814	209,931
Liabilities:
Due to Custodian	—	—	—	—
Due to Broker	34,413	—	—	—
Unrealized depreciation on futures contracts	12,464	—	—	—
Payable for securities purchased	12,732,297	—	—	—
Payable for Portfolio shares redeemed	70,735	—	—	—
Accrued investment advisory fees	570,517	15	15	47
Accrued distribution (12b-1) fees	87,649	6	5	27
Administrative service fees payable	85,857	5	6	15
Accrued expenses and other liabilities	21	—	—	—
Total Liabilities	13,593,953	26	26	89
Net Assets	$415,607,223	$25,601	$25,788	$209,842

Net Assets:
Paid in capital	$396,608,105	$24,975	$24,985	$209,744
Undistributed net investment income	2,590,508	443	390	1,051
Accumulated net realized gain/(loss) on investments, futures contracts and swap contracts	(10,715,207)	307	441	492
Net unrealized appreciation/(depreciation) on investments and futures contracts	27,123,817	(124)	(28)	(1,445)
Net Assets	$415,607,223	$25,601	$25,788	$209,842

Class II Shares:
Net assets	$415,607,223	$25,601	$25,788	$209,842
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	35,158,140	2,497	2,500	20,040

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.82	$10.25	$10.32	$10.47

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2016

Global Atlantic Wilshire
Dynamic Moderate
Assets:	Allocation Portfolio
Investments in securities, at cost	$25,836
Investments in securities, at value	$25,858
Interest and dividends receivable	9
Total Assets	25,867
Liabilities:
Accrued investment advisory fees	15
Accrued distribution (12b-1) fees	6
Administrative service fees payable	5
Total Liabilities	26
Net Assets	$25,841

Net Assets:
Paid in capital	$24,985
Undistributed net investment income	408
Accumulated net realized gain on investments and futures contracts	426
Net unrealized appreciation on investments	22
Net Assets	$25,841

Class II Shares:
Net assets	$25,841
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	2,500

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.34

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations
For the Year Ended December 31, 2016

	Global Atlantic American	Global Atlantic	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed	Balanced Managed	Global Allocation	Dividend and Income
	Risk Portfolio	Risk Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investment Income:
Dividend income	$4,617,890	$2,043,139	$3,354,509	$4,408,549 *
Interest income	32,785	8,604	6,971	17,165
Total Investment Income	4,650,675	2,051,743	3,361,480	4,425,714
Expenses:
Investment advisory fees	1,875,701	526,418	2,498,848	1,633,690
Distribution fees (12b-1) - Class II Shares	521,028	239,281	694,124	480,497
Administrative service fees	236,673	109,569	316,297	221,028
Miscellaneous Expense	6,780	1,286	3,983	2,448
Total Expenses	2,640,182	876,554	3,513,252	2,337,663
Expenses waived	(847,249)	(5,053)	(1,930,515)	(260,257)
Net Expenses	1,792,933	871,501	1,582,737	2,077,406
Net Investment Income	2,857,742	1,180,242	1,778,743	2,348,308
Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net realized gain/(loss) on:
Investments	(8,930,072)	465,033	(4,467,025)	122,202
Futures contracts	(2,271,576)	(493,402)	(9,275,413)	(2,118,207)
Distributions of realized gains by underlying investment companies	9,400,529	—	—	—
	(1,801,119)	(28,369)	(13,742,438)	(1,996,005)
Net change in unrealized appreciation/(depreciation) on:
Investments	10,570,225	2,233,925	12,275,083	16,213,410
Futures contracts	—	—	—	59,425
	10,570,225	2,233,925	12,275,083	16,272,835
Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts	8,769,106	2,205,556	(1,467,355)	14,276,830
Net Increase in Net Assets Resulting from Operations	$11,626,848	$3,385,798	$311,388	$16,625,138

*	Foreign Taxes Withheld $1,324

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2016

	Global Atlantic Goldman Sachs	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic Motif
	Dynamic Trends	Managed Risk	Growth Managed	Aging of America
	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio*
Investment Income:
Dividend income	$185,393	$10,476,938	$3,006,333	$598 **
Interest income	211,127	34,438	12,715	2
Total Investment Income	396,520	10,511,376	3,019,048	600
Expenses:
Investment advisory fees	211,056	2,589,157	763,768	256
Distribution fees (12b-1) - Class II Shares	62,075	1,176,889	347,167	99
Administrative service fees	28,305	537,369	158,697	45
Miscellaneous Expense	290	6,780	1,916	—
Total Expenses	301,726	4,310,195	1,271,548	400
Expenses waived	(13,249)	(25,672)	(7,442)	—
Net Expenses	288,477	4,284,523	1,264,106	400
Net Investment Income	108,043	6,226,853	1,754,942	200

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(208,126)	(544,987)	(316,877)	1,437
Futures contracts	678,833	(18,141,937)	(1,649,830)	—
Options written	45,950	—	—	—
	516,657	(18,686,924)	(1,966,707)	1,437
Net change in unrealized appreciation/(depreciation) on:
Investments	537,402	23,532,282	5,749,855	(8,229)
Futures contracts	(70,393)	(43,460)	—	—
Options written	(9,496)	—	—	—
Foreign currency translations	(2,391)	—	—	—
	455,122	23,488,822	5,749,855	(8,229)
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Translations	971,779	4,801,898	3,783,148	(6,792)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,079,822	$11,028,751	$5,538,090	$(6,592)

*	Global Atlantic Motif Aging of America Portfolio commenced operations on July 29, 2016.

**	Foreign Taxes Withheld $2

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2016

	Global Atlantic Motif	Global Atlantic Motif	Global Atlantic PIMCO	Global Atlantic Select
	Real Estate Trends	Technological	Tactical Allocation	Advisor Managed
	Portfolio *	Innovations Portfolio *	Portfolio	Risk Portfolio
Investment Income:
Dividend income #	$983	$178	$131,685	$2,092,041
Interest income	2	1	235,507	16,871
Total Investment Income	985	179	367,192	2,108,912
Expenses:
Investment advisory fees	249	277	136,406	1,004,329
Distribution fees (12b-1) - Class II Shares	96	107	40,119	278,980
Administrative service fees	44	49	18,205	127,331
Broker fees	—	—	38	—
Miscellaneous Expense	—	—	233	1,552
Total Expenses	389	433	195,001	1,412,192
Expenses waived	—	—	(11,766)	(709,260)
Net Expenses	389	433	183,235	702,932
Net Investment Income/(Loss)	596	(254)	183,957	1,405,980

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written,
Swap Contracts and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(408)	1,525	(422,283)	761,471
Futures contracts	—	—	393,963	(1,698,732)
Options written	—	—	7,189	—
Swap Contracts	—	—	13,023	—
Foreign currency translations	—	—	(71,043)	—
Distributions of realized gains by underlying investment companies	544	—	—	1,614,059
	136	1,525	(79,151)	676,798
Net change in unrealized appreciation/(depreciation) on:
Investments	(7,929)	(1,841)	287,494	3,561,947
Futures contracts	—	—	10,162	(40)
Swap contracts	—	—	93,956	—
Forward foreign currency contracts	—	—	47,060	—
Foreign currency translations	—	—	3,117	—
	(7,929)	(1,841)	441,789	3,561,907
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written Swap Contracts and Foreign Currency Translations	(7,793)	(316)	362,638	4,238,705
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,197)	$(570)	$546,595	$5,644,685

*	Global Atlantic Motif Real Estate Trends Portfolio and Global Atlantic Motif Technological Innovations Portfolio commenced operations on July 29, 2016.

#	Foreign Taxes Withheld $0, $1, $35, and $0, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2016

	Global Atlantic Wellington	Global Atlantic Wilshire	Global Atlantic Wilshire	Global Atlantic Wilshire
	Research Managed	Dynamic Conservative	Dynamic Global	Dynamic Growth
	Risk Portfolio	Allocation Portfolio *	Allocation Portfolio *	Allocation Portfolio *
Investment Income:
Dividend income	$4,092,335 #	$551	$497	$1,220
Interest income	2,993,252	—	1	1
Total Investment Income	7,085,587	551	498	1,221
Expenses:
Investment advisory fees	3,251,926	61	61	92
Distribution fees (12b-1) - Class II Shares	956,449	43	42	64
Administrative service fees	435,966	19	20	29
Miscellaneous Expense	5,097	—	—
Total Expenses	4,649,438	123	123	185
Expenses waived	(55,984)	—	—	—
Net Expenses	4,593,454	123	123	185
Net Investment Income	2,492,133	428	375	1,036

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Swaps
Net Realized Gain (Loss) on:
Investments	1,183,071	59	140	42
Futures contracts	(4,282,293)	—	—	—
Swap contracts	(17,275)	—	—	—
Foreign currency translations	(6,486)	—	—	—
Broker commissions on futures contracts	(19,026)	—	—	—
Securities sold short	(8,061)
Distributions of realized gains by underlying investment companies	—	248	301	450
	(3,150,070)	307	441	492
Net change in unrealized appreciation/(depreciation) on:
Investments	19,240,024	(124)	(28)	(1,445)
Futures contracts	(9,664)	—	—	—
Swap contracts	8,753	—	—
Foreign currency translations	106	—	—	—
	19,239,219	(124)	(28)	(1,445)
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Foreign Currency Translations	16,089,149	183	413	(953)
Net Increase in Net Assets Resulting from Operations	$18,581,282	$611	$788	$83

*	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Global Allocation Portfolio, and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

#	Foreign Taxes Withheld $2,293.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2016

Global Atlantic Wilshire
Dynamic Moderate
Allocation Portfolio*
Investment Income:
Dividend income	$516
Total Investment Income	516
Expenses:
Investment advisory fees	61
Distribution fees (12b-1) - Class II Shares	43
Administrative service fees	19
Total Expenses	123
Net Investment Income	393

Net Realized and Unrealized Gain on Investments
Net Realized Gain on:
Investments	70
Distributions of realized gains by underlying investment companies	356
426
Net change in unrealized appreciation on:
Investments	22

Net Realized and Unrealized Gain on Investments	448
Net Increase in Net Assets Resulting from Operations	$841

*	Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed		Global Atlantic Balanced Managed
	Risk Portfolio		Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,857,742	$2,761,046	$1,180,242	$820,113
Net realized loss on investments and futures contracts	(11,201,648)	(4,533,262)	(28,369)	(846,683)
Distributions of realized gains by underlying investment companies	9,400,529	10,860,044	—	—
Net change in unrealized appreciation/ (depreciation) on investments and futures contracts	10,570,225	(13,290,785)	2,233,925	(1,124,896)
Net increase/(decrease) in net assets resulting from operations	11,626,848	(4,202,957)	3,385,798	(1,151,466)
From Distributions to Shareholders:
Net Investment Income	(2,760,660)	(1,455,718)	(819,848)	(295,453)
Net Realized Gains	(7,734,168)	—	—	—

Total distributions to shareholders	(10,494,828)	(1,455,718)	(819,848)	(295,453)

From Shares of Beneficial Interest:
Proceeds from shares sold	35,973,189	91,531,254	24,289,966	43,872,251
Reinvestment of distributions	10,494,828	1,455,718	819,848	295,453
Cost of shares redeemed	(21,237,216)	(12,655,128)	(9,940,459)	(6,810,830)
Net increase in net assets from share transactions of beneficial interest	25,230,801	80,331,844	15,169,355	37,356,874
Total increase in net assets	26,362,821	74,673,169	17,735,305	35,909,955

Net Assets:
Beginning of period	191,161,980	116,488,811	83,310,266	47,400,311
End of period	$217,524,801	$191,161,980	$101,045,571	$83,310,266
Undistributed net investment income at end of period	$2,856,899	$2,759,817	$1,180,080	$819,686

Share Activity:
Shares Sold	3,360,394	8,376,859	2,248,506	4,031,921
Shares Reinvested	987,284	141,745	74,396	28,436
Shares Redeemed	(1,981,820)	(1,167,094)	(910,715)	(627,332)
Net increase in shares of beneficial interest outstanding	2,365,858	7,351,510	1,412,187	3,433,025

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Global Allocation		Global Atlantic Franklin Dividend and
	Managed Risk Portfolio		Income Managed Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,778,743	$3,758,451	$2,348,308	$1,544,578
Net realized loss on investments and futures contracts	(13,742,438)	(5,960,823)	(1,996,005)	(5,453,947)
Distributions of realized gains by underlying investment companies	—	11,289,612	—	—
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	12,275,083	(20,064,536)	16,272,835	(6,807,715)
Net increase/(decrease) in net assets resulting from operations	311,388	(10,977,296)	16,625,138	(10,717,084)
From Distributions to Shareholders:
Net Investment Income	(3,759,282)	(4,169,755)	(1,544,662)	(615,993)
Net Realized Gains	(5,628,355)	(10,086,057)	—	—
Total distributions to shareholders	(9,387,637)	(14,255,812)	(1,544,662)	(615,993)

From Shares of Beneficial Interest:
Proceeds from shares sold	33,540,059	126,084,683	69,838,468	91,639,072
Reinvestment of distributions	9,387,637	14,255,812	1,544,662	615,993
Cost of shares redeemed	(32,165,231)	(18,924,550)	(12,206,800)	(6,734,246)
Net increase in net assets from share transactions of beneficial interest	10,762,465	121,415,945	59,176,330	85,520,819
Total increase in net assets	1,686,216	96,182,837	74,256,806	74,187,742

Net Assets:
Beginning of period	272,598,061	176,415,224	162,144,129	87,956,387
End of period	$274,284,277	$272,598,061	$236,400,935	$162,144,129
Undistributed net investment income at end of period	$1,777,105	$3,758,376	$2,854,110	$1,543,994

Share Activity:
Shares Sold	3,665,025	12,296,915	6,675,883	8,851,238
Shares Reinvested	1,040,758	1,547,862	146,414	63,966
Shares Redeemed	(3,521,563)	(1,869,805)	(1,183,577)	(664,935)
Net increase in shares of beneficial interest outstanding	1,184,220	11,974,972	5,638,720	8,250,269

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic		Global Atlantic Growth
	Trends Allocation Portfolio		Managed Risk Portfolio
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015*	2016	2015

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$108,043	$7,274	$6,226,853	$4,734,434
Net realized gain/(loss) on investments, futures contracts options written, and foreign currency translations	516,657	(551,925)	(18,686,924)	(17,870,413)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts options written and foreign currency translations	455,122	(4,875)	23,488,822	(10,855,117)
Net increase/(decrease) in net assets resulting from operations	1,079,822	(549,526)	11,028,751	(23,991,096)

From Distributions to Shareholders:
Net Investment Income	(887)	(5,079)	(4,733,236)	(1,298,520)

From Shares of Beneficial Interest:
Proceeds from shares sold	16,171,930	24,900,545	59,149,868	240,370,771
Reinvestment of distributions	887	5,079	4,733,236	1,298,520
Cost of shares redeemed	(2,707,898)	(8,102,490)	(63,767,008)	(15,782,081)
Net increase in net assets from share transactions of beneficial interest	13,464,919	16,803,134	116,096	225,887,210
Total increase in net assets	14,543,854	16,248,529	6,411,611	200,597,594

Net Assets:
Beginning of period	16,248,529	—	461,355,114	260,757,520
End of period	$30,792,383	$16,248,529	$467,766,725	$461,355,114
Undistributed net investment income at end of period	$106,684	$756	$6,226,461	$4,732,844

Share Activity:
Shares Sold	1,684,436	2,535,999	6,004,418	23,092,476
Shares Reinvested	90	536	476,181	133,593
Shares Redeemed	(279,008)	(823,098)	(6,425,007)	(1,523,862)
Net increase in shares of beneficial interest outstanding	1,405,518	1,713,437	55,592	21,702,207

*	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth		Global Atlantic Motif
	Managed Risk Portfolio		Aging of America Portfolio
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2016	2015	2016*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,754,942	$1,265,231	$200
Net realized gain/(loss) on investments and futures contracts	(1,966,707)	(2,267,953)	1,437
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	5,749,855	(2,508,025)	(8,229)
Net increase/(decrease) in net assets resulting from operations	5,538,090	(3,510,747)	(6,592)

From Distributions to Shareholders:
From Net Investment Income	(1,265,693)	(337,034)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	23,848,802	72,722,363	100,001
Reinvestment of distributions	1,265,693	337,034	—
Cost of shares redeemed	(14,722,939)	(6,473,579)	—
Net increase in net assets from share transactions of beneficial interest	10,391,556	66,585,818	100,001
Total increase in net assets	14,663,953	62,738,037	93,409

Net Assets:
Beginning of period	127,725,278	64,987,241	—
End of period	$142,389,231	$127,725,278	$93,409
Accumulated net investment income at end of period	$1,753,575	$1,264,326	$258

Share Activity:
Shares Sold	2,317,368	6,911,086	10,000
Shares Reinvested	120,542	33,839	—
Shares Redeemed	(1,414,810)	(619,921)	—
Net increase in shares of beneficial interest outstanding	1,023,100	6,325,004	10,000

*	Global Atlantic Motif Aging of America Portfolio commenced operations on July 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Motif	Global Atlantic Motif
	Real Estate Trends Portfolio	Technological Innovations Portfolio

	Period Ended	Period Ended
	December 31,	December 31,
	2016*	2016*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income/(loss)	$596	$(254)
Net realized gain/(loss) on investments	(408)	1,525
Distributions of realized gains by underlying investment companies	544	—
Net change in unrealized appreciation/(depreciation) on investments	(7,929)	(1,841)
Net decrease in net assets resulting from operations	(7,197)	(570)

From Shares of Beneficial Interest:
Proceeds from shares sold	100,001	100,001
Cost of shares redeemed	—	(1)
Net increase in net assets from share transactions of beneficial interest	100,001	100,000
Total increase in net assets	92,804	99,430

Net Assets:
Beginning of period	—	—
End of period	$92,804	$99,430
Undistributed net investment income/(loss) at end of period	$652	$(65)

Share Activity:
Shares Sold	10,000	10,000
Shares Redeemed	—	0 ^
Net increase in shares of beneficial interest outstanding	10,000	10,000

*	Global Atlantic Motif Real Estate Trends Portfolio and Global Atlantic Motif Technological Innovations Portfolio commenced operations on July 29, 2016.

^	Represents less than 0.1 share.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic PIMCO Tactical		Global Atlantic Select Advisor
	Allocation Portfolio		Managed Risk Portfolio
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015*	2016	2015

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$183,957	$47,463	$1,405,980	$1,256,883
Net realized gain/(loss) on investments, futures contracts, options written, swap contracts and foreign currency translations	(79,151)	(516,874)	(937,261)	(2,822,830)
Distributions of realized gains by underlying investment companies	—	—	1,614,059	973,832
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap contracts and foreign currency translations	441,789	(28,451)	3,561,907	(2,793,848)

Net increase (decrease) in net assets resulting from operations	546,595	(497,862)	5,644,685	(3,385,963)

From Distributions to Shareholders:
From Net Investment Income	(185,709)	(111,941)	(1,256,932)	(383,808)

From Shares of Beneficial Interest:
Proceeds from shares sold	13,213,219	19,914,355	12,969,393	62,375,940
Reinvestment of distributions	185,709	72,485	1,256,932	383,808
Cost of shares redeemed	(6,618,581)	(6,161,884)	(13,887,000)	(4,870,435)
Net increase in net assets from share transactions of beneficial interest	6,780,347	13,824,956	339,325	57,889,313
Total increase in net assets	7,141,233	13,215,153	4,727,078	54,119,542

Net Assets:
Beginning of period	13,215,153	—	105,716,095	51,596,553
End of period	$20,356,386	$13,215,153	$110,443,173	$105,716,095
Accumulated net investment income (loss) at end of period	$(15,781)	$(2,455)	$1,405,231	$1,256,183

Share Activity:
Shares Sold	1,377,183	2,023,148	1,203,880	5,660,959
Shares Reinvested	19,145	7,662	114,163	37,191
Shares Redeemed	(701,668)	(632,882)	(1,269,140)	(444,566)
Net increase in shares of beneficial interest outstanding	694,660	1,397,928	48,903	5,253,584

*	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wellington		Global Atlantic Wilshire Dynamic
	Research Managed Risk Portfolio		Conservative Allocation Portfolio
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2016	2015	2016*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$2,492,133	$1,080,057	$428
Net realized gain/(loss) on investments, futures contracts, swap contracts and foreign currency translations	(3,150,070)	(7,262,122)	59
Distributions of realized gains by underlying investment companies	—	—	248
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency translations	19,239,219	3,599,613	(124)
Net increase (decrease) in net assets resulting from operations	18,581,282	(2,582,452)	611
From Distributions to Shareholders:
From Net Investment Income	(1,019,567)	(133,502)	—
From Net Realized Gains	—	(221,664)	—

Total distributions to shareholders	(1,019,567)	(355,166)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	91,078,805	256,097,336	35,776
Reinvestment of distributions	1,019,567	355,166	—
Cost of shares redeemed	(29,303,207)	(7,173,964)	(10,786)
Net increase in net assets from share transactions of beneficial interest	62,795,165	249,278,538	24,990
Total increase in net assets	80,356,880	246,340,920	25,601

Net Assets:
Beginning of period	335,250,343	88,909,423	—
End of period	$415,607,223	$335,250,343	$25,601
Undistributed net investment income at end of period	$2,590,508	$1,048,381	$443

Share Activity:
Shares Sold	7,978,713	22,304,841	3,555
Shares Reinvested	86,551	32,554	—
Shares Redeemed	(2,523,709)	(627,162)	(1,058)
Net increase in shares of beneficial interest outstanding	5,541,555	21,710,233	2,497

*	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Global	Global Atlantic Wilshire Dynamic Growth
	Allocation Portfolio	Allocation Portfolio
	Period Ended	Period Ended
	December 31,	December 31,
	2016*	2016*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$375	$1,036
Net realized gain on investments	140	42
Distributions of realized gains by underlying investment companies	301	450
Net change in unrealized appreciation (depreciation) on investments	(28)	(1,445)
Net increase in net assets resulting from operations	788	83

From Shares of Beneficial Interest:
Proceeds from shares sold	25,000	235,775
Cost of shares redeemed	—	(26,016)
Net increase in net assets from share transactions of beneficial interest	25,000	209,759
Total increase in net assets	25,788	209,842

Net Assets:
Beginning of period	—	—
End of period	$25,788	$209,842
Undistributed net investment income at end of period	$390	$1,051

Share Activity:
Shares Sold	2,500	22,549
Shares Redeemed	—	(2,509)
Net increase in shares of beneficial interest outstanding	2,500	20,040

*	Global Atlantic Wilshire Dynamic Global Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

Global Atlantic Wilshire Dynamic Moderate
Allocation Portfolio
Period Ended
December 31,
2016*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$393
Net realized gain on investments	70
Distributions of realized gains by underlying investment companies	356
Net change in unrealized appreciation (depreciation) on investments	22
Net increase in net assets resulting from operations	841

From Shares of Beneficial Interest:
Proceeds from shares sold	25,000
Net increase in net assets from share transactions of beneficial interest	25,000
Total increase in net assets	25,841

Net Assets:
Beginning of period	—
End of period	$25,841
Undistributed net investment income at end of period	$408

Share Activity:
Shares Sold	2,500
Net increase in shares of beneficial interest outstanding	2,500

*	Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.57	$10.86	$10.28		$10.00
Income from investment operations:
Net investment income (b,c)	0.15	0.18	0.32		0.29
Net realized and unrealized gain/(loss) on investments	0.45	(0.38)	0.27		(0.01	) (d)
Total income/(loss) from investment operations	0.60	(0.20)	0.59		0.28
Less distributions from:
Net investment income	(0.14)	(0.09)	(0.01)		—
Net realized gain	(0.39)	—	(0.00	) (h)	—
Total distributions from net investment income and net realized gains	(0.53)	(0.09)	(0.01)		—
Net asset value, end of period	$10.64	$10.57	$10.86		$10.28
Total return (e)	5.72%	(1.84)%	5.73%		2.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$217,525	$191,162	$116,489		$6,474
Ratio of net expenses to average net assets (f)	0.86%	0.86%	0.86%		0.86	% (i)
Ratio of gross expenses to average net assets (f,g)	1.27%	1.27%	1.35%		5.00	% (i)
Ratio of net investment income to average net assets (c,f)	1.37%	1.69%	2.96%		17.33	% (i)
Portfolio turnover rate	35%	23%	35%		0	% (j,k)

(a)	Global Atlantic American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Amount represents less than $0.005.

(i)	Annualized.

(j)	Not annualized.

(k)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.66	$10.82	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.13	0.13	0.18		0.09
Net realized and unrealized gain/(loss) on investments	0.25	(0.25)	0.45		0.10
Total income/(loss) from investment operations	0.38	(0.12)	0.63		0.19
Less distributions from:
Net investment income	(0.09)	(0.04)	(0.00	) (g)	—
Net realized gain	—	—	(0.00	) (g)	—
Total distributions from net investment income and net realized gains	(0.09)	(0.04)	(0.00	(g)	—
Net asset value, end of period	$10.95	$10.66	$10.82		$10.19
Total return (d)	3.55%	(1.10)%	6.20%		1.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$101,046	$83,310	$47,400		$1,262
Ratio of net expenses to average net assets (e)	0.91%	0.91%	0.91%		0.91	% (h)
Ratio of gross expenses to average net assets (e,f)	0.92%	0.92%	0.97%		30.74	% (h)
Ratio of net investment income to average net assets (c,e)	1.23%	1.16%	1.70%		5.12	% (h)
Portfolio turnover rate	51%	32%	34%		1	% (i)

(a)	Global Atlantic Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$9.35	$10.27	$10.22		$10.00
Income from investment operations:
Net investment income/(loss) (b,c)	0.06	0.16	0.54		0.60
Net realized and unrealized loss on investments	(0.06)	(0.52)	(0.47)		(0.38)
Total income (loss) from investment operations	0.00 (g)	(0.36)	0.07		0.22
Less distributions from:
Net investment income	(0.12)	(0.16)	(0.01)		—
Net realized gain	(0.19)	(0.40)	(0.01)		—
Total distributions from net investment income and net realized gains	(0.31)	(0.56)	(0.02)		—
Net asset value, end of period	$9.04	$9.35	$10.27		$10.22
Total return (d)	0.02%	(3.44)%	0.69%		2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$274,284	$272,598	$176,415		$8,428
Ratio of net expenses to average net assets (e)	0.57%	0.57%	0.57%		0.57	% (h)
Ratio of gross expenses to average net assets (e,f)	1.27%	1.26%	1.35%		4.43	% (h)
Ratio of net investment income to average net assets (c,e)	0.64%	1.61%	5.20%		35.20	% (h)
Portfolio turnover rate	7%	1%	0	% (i)	0	% (i,j)

(a)	Global Atlantic BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014 (a)

Net asset value, beginning of period	$9.78	$10.57	$10.00
Income from investment operations:
Net investment income (b,c)	0.13	0.12	0.15
Net realized and unrealized gain (loss) on investments	0.81	(0.87)	0.42
Total income (loss) from investment operations	0.94	(0.75)	0.57
Less distributions from:
Net investment income	(0.08)	(0.04)	—
Net asset value, end of period	$10.64	$9.78	$10.57
Total return (d)	9.60%	(7.09)%	5.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$236,401	$162,144	$87,956
Ratio of net expenses to average net assets (e)	1.08%	1.08%	1.08	% (g)
Ratio of gross expenses to average net assets (e,f)	1.22%	1.21%	1.24	% (g)
Ratio of net investment income to average net assets (c,e)	1.22%	1.13%	2.22	% (g)
Portfolio turnover rate	3%	3%	2	% (h)

(a)	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015 (a)

Net asset value, beginning of period	$9.48	$10.00
Income from investment operations:
Net investment income (b,c)	0.04	0.01
Net realized and unrealized gain/(loss) on investments	0.35	(0.53)
Total loss from investment operations	0.39	(0.52)
Less distributions from:
Net investment income (d)	(0.00)	(0.00)
Net asset value, end of period	$9.87	$9.48
Total return (e)	4.12%	(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$30,792	$16,249
Ratio of expenses to average net assets (f)	1.16%	1.16	% (h)
Ratio of gross expenses to average net assets (f,g)	1.21%	1.22	% (h)
Ratio of net investment income to average net assets (c,f)	0.43%	0.10	% (h)
Portfolio turnover rate	101%	14	% (i)

(a)	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.005.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Year Ended		Period Ended
	December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$9.91		$10.49		$10.00
Income from investment operations:
Net investment income (b,c)	0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	0.09		(0.68)		0.36
Total income (loss) from investment operations	0.22		(0.55)		0.49
Less distributions from:
Net investment income	(0.10)		(0.03)		—
Net asset value, end of period	$10.03		$9.91		$10.49
Total return (d)	2.23%		(5.23)%		4.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$467,767		$461,355		$260,758
Ratio of net expenses to average net assets (e)	0.91%		0.91%		0.90	% (g)
Ratio of gross expenses to average net assets (e)	0.92	% (f)	0.92	% (f)	0.90	% (g)
Ratio of net investment income to average net assets (c,e)	1.32%		1.22%		1.83	% (g)
Portfolio turnover rate	59%		23%		9	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Year Ended		Period Ended
	December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$10.20		$10.50		$10.00
Income from investment operations:
Net investment income (b,c)	0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	0.28		(0.40)		0.37
Total income (loss) from investment operations	0.41		(0.27)		0.50
Less distributions from:
Net investment income	(0.09)		(0.03)		—
Net asset value, end of period	$10.52		$10.20		$10.50
Total return (d)	4.05%		(2.57)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$142,389		$127,725		$64,987
Ratio of net expenses to average net assets (e)	0.91%		0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e)	0.92	% (f)	0.92	% (f)	0.91	% (g)
Ratio of net investment income to average net assets (c,e)	1.26%		1.21%		1.82	% (g)
Portfolio turnover rate	59%		21%		11	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Motif Aging of America Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class II Shares

Period Ended
December 31, 2016 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b,c)	0.02
Net realized and unrealized loss on investments	(0.68)
Total income from investment operations	(0.66)
Net asset value, end of period	$9.34
Total return (d)	(6.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$93
Ratio of net expenses to average net assets (e,f)	1.02%
Ratio of net investment income to average net assets (c,e,f)	0.51%
Portfolio turnover rate (g)	22%

(a)	Global Atlantic Motif Aging of America Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Motif Real Estate Trends Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class II Shares
Period Ended
December 31,
2016 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b) (c)	0.06
Net realized and unrealized loss on investments	(0.78)
Total income from investment operations	(0.72)
Net asset value, end of period	$9.28
Total return (d)	(7.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$93
Ratio of net expenses to average net assets (e,f)	1.02%
Ratio of net investment income to average net assets (c,e,f)	1.56%
Portfolio turnover rate (g)	8%

(a)	Global Atlantic Motif Real Estate Trends Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Motif Technological Innovations Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class II Shares
Period Ended
December 31,
2016 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss (b) (c)	(0.03)
Net realized and unrealized loss on investments	(0.03)
Total income from investment operations	(0.06)
Net asset value, end of period	$9.94
Total return (d)	(0.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$99
Ratio of net expenses to average net assets (e,f)	1.01%
Ratio of net investment loss to average net assets (c,e,f)	(0.59)%
Portfolio turnover rate (g)	15%

(a)	Global Atlantic Motif Technological Innovations Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015 (a)

Net asset value, beginning of period	$9.45	$10.00
Income from investment operations:
Net investment income (b) (c)	0.11	0.04
Net realized and unrealized gain/(loss) on investments	0.26	(0.51)
Total income/(loss) from investment operations	0.37	(0.47)
Less distributions from:
Net investment income	(0.09)	(0.08)
Net asset value, end of period	$9.73	$9.45
Total return (d)	3.91%	(4.72)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$20,356	$13,215
Ratio of net expenses to average net assets (e)	1.14%	1.14	% (g)
Ratio of gross expenses to average net assets (e) (f)	1.21%	1.22	% (g)
Ratio of net investment income to average net assets (c) (e)	1.15%	0.61	% (g)
Portfolio turnover rate	66%	128	% (h,i)

(a)	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the year ended December 31, 2016 and period ended December 31, 2015. If these were included in the calculation, the turnover percentage would be 304% and 220%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.62	$10.97	$10.24		$10.00
Income from investment operations:
Net investment income (b) (c)	0.14	0.15	0.17		0.04
Net realized and unrealized gain (loss) on investments	0.40	(0.46)	0.56		0.20
Total income (loss) from investment operations	0.54	(0.31)	0.73		0.24
Less distributions from:
Net investment income	(0.12)	(0.04)	(0.00	) (g)	—
Net asset value, end of period	$11.04	$10.62	$10.97		$10.24
Total return (d)	5.10%	(2.81)%	7.14%		2.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$110,443	$105,716	$51,597		$2,415
Ratio of net expenses to average net assets (e)	0.63%	0.63%	0.63%		0.63	% (h)
Ratio of gross expenses to average net assets (e)(f)	1.27%	1.26%	1.37%		14.77	% (h)
Ratio of net investment income to average net assets (c) (e)	1.26%	1.42%	1.59%		2.06	% (h)
Portfolio turnover rate	45%	21%	18%		0	% (i,j)

(a)	Global Atlantic Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wellington Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013(a)

Net asset value, beginning of period	$11.32	$11.25	$10.31	$10.00
Income from investment operations:
Net investment income (b) (c)	0.08	0.06	0.04	0.01
Net realized and unrealized gain on investments	0.42	0.03 (d)	0.92	0.30
Total income from investment operations	0.50	0.09	0.96	0.31
Less distributions from:
Net investment income	—	(0.01)	(0.01)	—
Net realized gain	—	(0.01)	(0.01)	—
Total distributions from net investment income and net realized gains	—	(0.02)	(0.02)	—
Net asset value, end of period	$11.82	$11.32	$11.25	$10.31
Total return (e)	4.68%	0.75%	9.29%	3.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$415,607	$335,250	$88,909	$22,424
Ratio of net expenses to average net assets (f)	1.20%	1.20%	1.20%	1.20	% (h)
Ratio of gross expenses to average net assets (f)(g)	1.21%	1.21%	1.38%	1.62	% (h)
Ratio of net investment income to average net assets (c) (f)	0.65%	0.49%	0.35%	0.66	% (h)
Portfolio turnover rate (i)	71%	91%	120%	14	% (j)

(a)	Global Atlantic Wellington Research Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the periods or years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013. If these were included in the calculation the turnover percentage would be 120%, 175%, 188% and 19%, respectively. See Note 3 in the accompanying notes to financial statements.

(j)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31,
	2016 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b) (c)	0.17
Net realized and unrealized loss on investments	0.08
Total income from investment operations	0.25
Net asset value, end of period	$10.25
Total return (d)	2.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$26
Ratio of net expenses to average net assets (e)	0.73	% (f)
Ratio of net investment income to average net assets (c) (e)	2.53	% (f)
Portfolio turnover rate	21	% (g)

(a)	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31,
	2016 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b) (c)	0.15
Net realized and unrealized gain on investments	0.17
Total income from investment operations	0.32
Net asset value, end of period	$10.32
Total return (d)	3.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$26
Ratio of net expenses to average net assets (e)	0.73	% (f)
Ratio of net investment income to average net assets (c) (e)	2.22	% (f)
Portfolio turnover rate	41	% (g)

(a)	Global Atlantic Wilshire Dynamic Global Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31,
	2016 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b) (c)	0.28
Net realized and unrealized gain on investments	0.19
Total income from investment operations	0.47
Net asset value, end of period	$10.47
Total return (d)	4.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$210
Ratio of net expenses to average net assets (e)	0.72	% (f)
Ratio of net investment income to average net assets (c) (e)	4.05	% (f)
Portfolio turnover rate	17	% (g)

(a)	Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2016 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b) (c)	0.16
Net realized and unrealized gain on investments	0.18
Total income from investment operations	0.34
Net asset value, end of period	$10.34
Total return (d)	3.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$26
Ratio of net expenses to average net assets (e)	0.73	% (f)
Ratio of net investment income to average net assets (c) (e)	2.32	% (f)
Portfolio turnover rate	27	% (g)

(a)	Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

The Global Atlantic Portfolios, formerly the FVIT Portfolios, (each a “Portfolio”, collectively the “Portfolios”) are comprised of seventeen different actively managed portfolios. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio*	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio*	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio*	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio*	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio*	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio*	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio*	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Motif Aging of America Portfolio	July 29, 2016	Long-term capital appreciation.
Global Atlantic Motif Real Estate Trends Portfolio	July 29, 2016	Long-term capital appreciation and income.
Global Atlantic Motif Technological Innovations Portfolio	July 29, 2016	Long-term capital appreciation.
Global Atlantic PIMCO Tactical Allocation Portfolio*	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio*	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio*	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	April 29, 2016	Current income and long-term capital appreciation.
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	April 29, 2016	Long-term capital appreciation and current income.
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	April 29, 2016	Long-term capital appreciation.
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	April 29, 2016	Long-term capital appreciation and current income.

*	Effective April 29, 2016, each Portfolio’s name changed to replace “FVIT” with “Global Atlantic”.

The Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio are diversified series of the Trust; all other Portfolios are non-diversified. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class II shares at net asset value.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds, and closed-end funds, as applicable.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). The underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board(s) of trustees of the underlying funds.

Exchange Traded Funds – The Portfolios may invest in passive exchange traded funds (“ETFs”). ETFs are a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolios may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities. Additionally, ETFs have fees and expenses that increase their costs versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (formerly Forethought Investment Advisors, LLC prior to March 30, 2016) (the “Adviser”) and/or Sub-Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Fair Value Team and Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including, without limitation, securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or sub-adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; and (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for each Portfolio’s investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$207,047,924	$—	$—	$207,047,924
Short-Term Investment	9,987,592	—	—	9,987,592
Total	$217,035,516	$—	$—	$217,035,516

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$96,246,618	$—	$—	$96,246,618
Short-Term Investment	4,944,373	—	—	4,944,373
Total	$101,190,991	$—	$—	$101,190,991

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trust	$261,938,370	$—	$—	$261,938,370
Short-Term Investment	13,501,173	—	—	13,501,173
Total	$275,439,543	$—	$—	$275,439,543

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$163,382,049	$—	$—	$163,382,049
Mutual Fund	57,203,573	—	—	57,203,573
Short-Term Investment	17,226,839	—	—	17,226,839
Futures Contracts *	11,460	—	—	11,460
Total	$237,823,921	$—	$—	$237,823,921

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,832,987	$—	$—	$8,832,987
U.S. Treasury Note	—	9,173,760	—	9,173,760
Purchased Options	28,573	—	—	28,573
Short-Term Investments	9,192,272	2,952,992	—	12,145,264
Total	$18,053,832	$12,126,752	$—	$30,180,584

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$14,630	$—	$—	$14,630
Futures Contracts*	73,641	—	—	73,641
Total	$88,271	$—	$—	$88,271

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$444,764,231	$—	$—	$444,764,231
Short-Term Investment	22,720,665	—	—	22,720,665
Total	$467,484,896	$—	$—	$467,484,896

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$135,636,285	$—	$—	$135,636,285
Short-Term Investment	6,910,721	—	—	6,910,721
Total	$142,547,006	$—	$—	$142,547,006

Global Atlantic Motif Aging of America Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$93,040	$—	$—	$93,040
Short-Term Investment	390	—	—	390
Total	$93,430	$—	$—	$93,430

Global Atlantic Motif Real Estate Trends Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$91,787	$—	$—	$91,787
Short-Term Investment	748	—	—	748
Total	$92,535	$—	$—	$92,535

Global Atlantic Motif Technological Innovations Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$98,428	$—	$—	$98,428
Short-Term Investment	1,114	—	—	1,114
Total	$99,542	$—	$—	$99,542

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,065,946	$—	$—	$6,065,946
Asset Backed Securities	—	522,492	—	522,492
Corporate Bonds	—	3,807,569	—	3,807,569
Municipal Bond	—	30,434	—	30,434
Mortgage Backed Securities	—	4,114,918	—	4,114,918
Collateralized Mortgage Obligations	—	913,124	—	913,124
Commercial Mortgage Backed Securities	—	381,062	—	381,062
U.S. Treasury Securities	—	4,294,502	—	4,294,502
Purchased Options	308,910	—	—	308,910
Short-Term Investments	604,930	2,798,195	—	3,403,125
Forward Foreign Currency Contracts	—	44,178	—	44,178
Swap Contracts	—	78,272	—	78,272
Total	$6,979,786	$16,984,746	$—	$23,964,532

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$22,797	$—	$—	$22,797
Total	$22,797	$—	$—	$22,797

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$17,957,626	$—	$—	$17,957,626
Variable Insurance Trusts	87,133,451	—	—	87,133,451
Short-Term Investment	5,375,301	—	—	5,375,301
Total	$110,466,378	$—	$—	$110,466,378

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$252,583,469	$—	$—	$252,583,469
Preferred Stock	78,270	—	—	78,270
Exchange Traded Fund	7,738,832	—	—	7,738,832
Asset Backed Securities	—	14,325,302	—	14,325,302
Corporate Bonds	—	45,896,382	—	45,896,382
Collateralized Mortgage Obligations	—	287,214	—	287,214
Commercial Mortgage Backed Securities	—	4,539,000	—	4,539,000
Mortgage Backed Securities	—	32,656,121	32,656,121
Municipal Securities	—	3,182,266	—	3,182,266
U.S. Treasury Securities	—	34,169,672	—	34,169,672
Short-Term Investments	29,612,470	—	—	29,612,470
Total	$290,013,041	$135,055,957	$—	$425,068,998

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$12,464	$—	$—	$12,464
Total	$12,464	$—	$—	$12,464

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,986	$—	$—	$10,986
Variable Insurance Trusts	14,524	—	—	14,524
Short-Term Investment	106	—	—	106
Total	$25,616	$—	$—	$25,616

Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,069	$—	$—	$14,069
Variable Insurance Trusts ^	9,485	2,049	—	11,534
Short-Term Investment	202	—	—	202
Total	$23,756	$2,049	$—	$25,805

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$111,477	$—	$—	$111,477
Variable Insurance Trusts	96,371	—	—	96,371
Short-Term Investment	2,076	—	—	2,076
Total	$209,924	$—	$—	$209,924

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,870	$—	$—	$12,870
Variable Insurance Trusts	12,859	—	—	12,859
Short-Term Investment	129	—	—	129
Total	$25,858	$—	$—	$25,858

*	Cumulative net appreciation/(depreciation) on futures contracts is reported in the above table.

^	Level 2 securities represent securities that were fair valued using observable inputs.

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between levels for any Portfolio. It is the Portfolios’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2013, 2014 and 2015 tax returns or is expected to be taken in each Portfolio’s 2016 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios’ are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the statements of operations.

Options Transactions – The Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities, futures or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer/(seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security and the writer/(seller) the obligation to buy the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the year ended December 31, 2016, the change in unrealized appreciation/(depreciation) on options contracts written by the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $(9,496) and $0, respectively. For the year ended December 31, 2016, the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains/(losses) of $45,950 and $7,189, respectively from option contracts written.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	80	$17,291
Options written	982	190,152
Options closed	(950)	(191,034)
Options outstanding, end of period	112	$16,409

Global Atlantic PIMCO Tactical Allocation Portfolio

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	26	12,107
Options expired	(11)	(3,616)
Options closed	(15)	(8,491)
Options outstanding, end of period	—	$—

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

For the year ended December 31, 2016, realized gains/(losses) and the change in unrealized appreciation (depreciation) on futures contracts subject to equity price risk, as disclosed in the Statements of Operations, is as follows:

		Change in Unrealized
		Appreciation/
	Realized Gain/(Loss)	(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$(2,271,576)	$—
Global Atlantic Balanced Managed Risk Portfolio	$(493,402)	$—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$(9,275,413)	$—
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$(2,118,207)	$59,425
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$678,833	$(70,393)
Global Atlantic Growth Managed Risk Portfolio	$(18,141,937)	$(43,460)
Global Atlantic Moderate Growth Managed Risk Portfolio	$(1,649,830)	$—
Global Atlantic PIMCO Tactical Allocation Portfolio	$393,963	$10,162
Global Atlantic Select Advisor Managed Risk Portfolio	$(1,698,732)	$(40)
Global Atlantic Wellington Research Managed Risk Portfolio	$(4,282,293)	$(9,664)

Swap Agreements – The Global Atlantic PIMCO Tactical Allocation Portfolio and the Global Atlantic Wellington Research Managed Risk Portfolio are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive. For the year ended December 31, 2016, the change in unrealized appreciation/(depreciation) on swap contracts for the Global Atlantic PIMCO Tactical Allocation Portfolio and the Global Atlantic Wellington Research Managed Risk Portfolio was $93,956 and $8,753, respectively. For the year ended December 31, 2016, the Global Atlantic PIMCO Tactical Allocation Portfolio and the Global Atlantic Wellington Research Managed Risk Portfolio had realized gains/(losses) of $13,023 and $(17,275), respectively, from swap contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2016.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets

						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Assets		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$11,460	(1)	$—	(1)	$11,460	$—	$11,460	(2)	$—
Total	$11,460		$—		$11,460	$—	$11,460		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $65,064.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Liabilties

						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$73,641	(1)	$—	(1)	$73,641	$—	$73,641	(2)	$—
Options Written	14,630		—		14,630	—	14,630		—
Total	$88,271		$—		$88,271	$—	$88,271		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $579,202.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets

						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Swap Contracts	$78,272	(1)	$—	(1)	$78,272	$—	$78,272	(2)	$—
Total	$78,272		$—		$78,272	$—	$78,272		$—

Liabilties

						Gross Amounts Not Offset
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$22,797	(1)	$—	(1)	$22,797	$—	$22,797	(2)	$—
Total	$22,797		$—		$22,797	$—	$22,797		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $408,674.

Global Atlantic Wellington Research Managed Risk Portfolio

Liabilties

						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$12,464	(1)	$—	(1)	$12,464	$—	$12,464	(2)	$—
Total	$12,464		$—		$12,464	$—	$12,464		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $69,755.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio’s Statement of Assets and Liabilities as of December 31, 2016:

Location on the Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Investments in securities, at value
Unrealized depreciation on futures contracts
Unrealized depreciation on swap contracts
Unrealized depreciation on forward foreign currency contracts

The following table sets forth the fair value of the Global Atlantic PIMCO Tactical Allocation Portfolio’s and Global Atlantic Wellington Research Managed Risk Portfolio’s derivative contracts by primary risk exposure as of December 31, 2016:

Global Atlantic PIMCO Tactical Allocation Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2016
Options Purchased on Indices	$308,910	$—	$—	$308,910
Futures Contracts	(31,408)	(7,055)	15,666	(22,797)
Swap Contracts	—	78,272	—	78,272
Forward Foreign Currency Contracts	—	—	44,178	44,178
Total	$277,502	$71,217	$59,844	$408,563

Global Atlantic Wellington Research Managed Risk Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2016
Futures Contracts	$4,880	$(17,344)	$—	$(12,464)
Total	$4,880	$(17,344)	$—	$(12,464)

The following is a summary of the location of derivative investments on the Global Atlantic PIMCO Tactical Allocation Portfolio’s Statement of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Investments
Futures contracts
Swap contracts
Options written
Foreign currency translations
Net change in unrealized appreciation/(depreciation) on:
Investments
Futures contracts
Swap contracts
Foreign currency translations

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The following is a summary of the Global Atlantic PIMCO Tactical Allocation Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	December 31, 2016
Options Purchased on Indices	$53,252	$—	$—	$53,252
Options Purchased on Futures	—	—	—	—
Options Written	—	—	—	—
Futures Contracts	(3,976)	(3,500)	17,638	10,162
Swap Contracts	—	93,956	—	93,956
Swaption Contract	—	269	—	269
Forward Foreign Currency Contracts	—	—	47,060	47,060
Total	$49,276	$90,725	$64,698	$204,699

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the period ended
	Equity	Interest Rate	Currency	December 31, 2016
Options Written	$—	$7,189	$—	$7,189
Futures Contracts	452,718	(58,755)	—	393,963
Options Purchased on Indices	(296,638)	—	—	(296,638)
Options Purchased on Futures	—	(694)	—	(694)
Swap Contracts	—	13,023	—	13,023
Forward Foreign Currency Contracts	—	—	(15,449)	(15,449)
Total	$156,080	$(39,237)	$(15,449)	$101,394

The following is a summary of the location of derivative investments on the Global Atlantic Wellington Research Managed Risk Portfolio’s Statement of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Futures contracts
Swap contracts
Net change in unrealized appreciation/(depreciation) on:
Futures contracts
Swap contracts

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The following is a summary of the Global Atlantic Wellington Research Managed Risk Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations

				Total as of
	Equity	Interest Rate	Currency	December 31, 2016
Futures Contracts	$7,680	$(17,344)	$—	$(9,664)
Swap Contracts	—	8,753	—	8,753
Total	$7,680	$(8,591)	$—	$(911)

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the period ended
	Equity	Interest Rate	Currency	December 31, 2016
Futures Contracts	$(4,170,748)	$(111,545)	$—	$(4,282,293)
Swap Contracts	—	(17,275)	—	(17,275)
Total	$(4,170,748)	$(128,820)	$—	$(4,299,568)

The notional value of the derivative instruments outstanding as of December 31, 2016, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return, (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio cover its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also will affect liquidity and make it difficult for a Portfolio to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by a Portfolio, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to incur expenses in seeking recovery of principal or interest.

Derivatives Risk – A Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. Derivatives typically give rise to a form of leverage and may expose the Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act called for new regulation of derivatives markets, including the clearing and central trading of many standardized over-the-counter (“OTC”) derivative instruments deemed to be “swaps.” In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. These and other regulatory developments relating to a mutual fund’s use of derivatives may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Portfolios. The December 2015 proposed new regulations may also make a mutual fund’s use of derivatives more costly. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Market Risk – The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio invests in instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. In response to the financial crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. The Federal Reserve has since reduced its market support activities and has recently started raising interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$100,848,764	$66,951,068
Global Atlantic Balanced Managed Risk Portfolio*	61,365,753	45,497,484
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	19,038,931	23,847,895
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	55,190,631	4,810,898
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	22,740,649	18,445,881
Global Atlantic Growth Managed Risk Portfolio	257,380,869	268,322,547
Global Atlantic Moderate Growth Managed Risk Portfolio	87,089,894	76,047,754
Global Atlantic Motif Aging of America Portfolio	120,096	19,986
Global Atlantic Motif Real Estate Trends Portfolio	107,618	7,262
Global Atlantic Motif Technological Innovations Portfolio	114,528	15,784
Global Atlantic PIMCO Tactical Allocation Portfolio	55,608,908	49,726,365
Global Atlantic Select Advisor Managed Risk Portfolio	51,544,771	46,164,384

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Portfolio	Purchases	Sales
Global Atlantic Wellington Research Managed Risk Portfolio	$504,346,015	$436,214,360
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	30,861	5,285
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	35,892	10,401
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	217,473	8,222
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	32,576	6,939

The aggregate amount of purchases and sales for Global Atlantic PIMCO Tactical Allocation Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures, during the year ended December 31, 2016, amounted to $55,608,908 and $149,726,365, respectively, of which $42,910,867 in purchases and $40,966,408 in sales were from mortgage dollar roll transactions.

The aggregate amount of purchases and sales for Global Atlantic Wellington Research Managed Risk Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures, during the year ended December 31, 2016, amounted to $504,346,015 and $436,214,360, respectively, of which $187,382,854 in purchases and $184,214,667 in sales were from mortgage dollar roll transactions.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Associates Incorporated *
Milliman Financial Risk Management, LLC

Global Atlantic Balanced Managed Risk Portfolio*	BlackRock Financial Management, Inc. *
Milliman Financial Risk Management, LLC

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Milliman Financial Risk Management, LLC

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisory Services, LLC
Milliman Financial Risk Management, LLC

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, L.P

Global Atlantic Growth Managed Risk Portfolio	BlackRock Financial Management, Inc. *
Milliman Financial Risk Management, LLC

Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Financial Management, Inc. *
Milliman Financial Risk Management, LLC

Global Atlantic Motif Aging of America Portfolio	Motif Capital Management, Inc.

Global Atlantic Motif Real Estate Trends Portfolio	Motif Capital Management, Inc.

Global Atlantic Motif Technological Innovations Portfolio	Motif Capital Management, Inc.

Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC

Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Associates Incorporated *
Milliman Financial Risk Management, LLC

Global Atlantic Wellington Research Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Wellington Management Company LLP

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Portfolio	Sub-Adviser
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Wilshire Associates Incorporated

Global Atlantic Wilshire Dynamic Global Allocation Portfolio	Wilshire Associates Incorporated

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Wilshire Associates Incorporated

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	Wilshire Associates Incorporated

*	Effective October 1, 2016.

The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio. Pursuant to sub-advisory agreements, the Adviser pays each sub-adviser a fee, which is computed and paid monthly.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio [1]	0.900% of the first $500 million
0.875% of the next $500 million
0.850% over $1 billion

Global Atlantic Balanced Managed Risk Portfolio [2]	0.550% of the first $500 million
0.525% of the next $500 million
0.500% over $1 billion

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.900%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% of the first $500 million
0.825% of the next $500 million
0.800% over $1 billion

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% of the first $500 million
0.825% of the next $500 million
0.800% over $1 billion

Global Atlantic Growth Managed Risk Portfolio	0.550% of the first $500 million
0.525% of the next $500 million
0.500% over $1 billion

Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% of the first $500 million
0.525% of the next $500 million
0.500% over $1 billion

Global Atlantic Motif Aging of America Portfolio	0.650% of the first $100 million
0.600% of the next $150 million
0.550% of the next $250 million
0.500% over $500 million

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Portfolio	Advisory Fee*
Global Atlantic Motif Real Estate Trends Portfolio	0.650% of the first $100 million
0.600% of the next $150 million
0.550% of the next $250 million
0.500% over $500 million

Global Atlantic Motif Technological Innovations Portfolio	0.650% of the first $100 million
0.600% of the next $150 million
0.550% of the next $250 million
0.500% over $500 million

Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% of the first $500 million
0.825% of the next $500 million
0.800% over $1 billion

Global Atlantic Select Advisor Managed Risk Portfolio	0.900% of the first $500 million
0.875% of the next $500 million
0.850% over $1 billion

Global Atlantic Wellington Research Managed Risk Portfolio [3]	0.850% of the first $500 million
0.825% of the next $500 million
0.800% over $1 billion

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.360% of the first $500 million
0.350% of the next $500 million
0.340% of the next $2 billion
0.330% of the next $2 billion
0.310% over $5 billion

Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.360% of the first $500 million
0.350% of the next $500 million
0.340% of the next $2 billion
0.330% of the next $2 billion
0.310% over $5 billion

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.360% of the first $500 million
0.350% of the next $500 million
0.340% of the next $2 billion
0.330% of the next $2 billion
0.310% over $5 billion

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.360% of the first $500 million
0.350% of the next $500 million
0.340% of the next $2 billion
0.330% of the next $2 billion
0.310% over $5 billion

*	Calculated daily based on the prior day’s net assets.

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

3 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	April 30, 2018
Global Atlantic Balanced Managed Risk Portfolio	0.91%	April 30, 2018
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	April 30, 2018
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.08%	April 30, 2018
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	April 30, 2018
Global Atlantic Growth Managed Risk Portfolio	0.91%	April 30, 2018
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	April 30, 2018
Global Atlantic Motif Aging of America Portfolio	1.22%	April 30, 2018
Global Atlantic Motif Real Estate Trends Portfolio	1.22%	April 30, 2018
Global Atlantic Motif Technological Innovations Portfolio	1.22%	April 30, 2018
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	April 30, 2018
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	April 30, 2018
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	April 30, 2018
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.75%	February 28, 2018
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.75%	February 28, 2018
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.75%	February 28, 2018
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.75%	February 28, 2018

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. This waiver is not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of Underlying Funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of Underlying Funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of Underlying Funds. The minimum amount of this waiver, until at least April 30, 2018, for each Portfolio, except Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Global Allocation Portfolio, Global Atlantic Wilshire Dynamic Growth Allocation Portfolio and Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio where the waiver is in place until April 30, 2017, is based on estimated amounts expected to be received during the current fiscal year. If a reasonable estimate cannot be made, the minimum may be set at 0.00%. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser’s estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Portfolio	Minimum Amount of Waiver
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.20%
Global Atlantic Select Advisor Managed Risk Portfolio	0.14%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.00%

For the year or period ended December 31, 2016, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic American Funds® Managed Risk Portfolio	$847,249
Global Atlantic Balanced Managed Risk Portfolio	$5,053
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$1,930,515
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$260,257
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$13,249
Global Atlantic Growth Managed Risk Portfolio	$25,672
Global Atlantic Moderate Growth Managed Risk Portfolio	$7,442
Global Atlantic PIMCO Tactical Allocation Portfolio	$11,766
Global Atlantic Select Advisor Managed Risk Portfolio	$709,260
Global Atlantic Wellington Research Managed Risk Portfolio	$55,984

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2017	December 31, 2018	December 31, 2019
Global Atlantic American Funds® Managed Risk Portfolio	$43,219	$10,091	$13,328
Global Atlantic Balanced Managed Risk Portfolio	$10,495	$6,116	$5,053
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$302,097	$687,468	$819,822
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$43,581	$181,292	$260,257
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	N/A	$4,593	$13,249
Global Atlantic Growth Managed Risk Portfolio	$—	$39,670	$25,672
Global Atlantic Moderate Growth Managed Risk Portfolio	$—	$9,244	$7,442
Global Atlantic Motif Aging of America Portfolio	N/A	N/A	N/A
Global Atlantic Motif Real Estate Trends Portfolio	N/A	N/A	N/A
Global Atlantic Motif Technological Innovations Portfolio	N/A	N/A	N/A
Global Atlantic PIMCO Tactical Allocation Portfolio	N/A	$6,514	$11,766
Global Atlantic Select Advisor Managed Risk Portfolio	$80,814	$208,612	$262,953
Global Atlantic Wellington Research Managed Risk Portfolio	$67,806	$29,627	$55,984
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	N/A	N/A	N/A

As of December 31, 2016, the following amounts expired unrecouped:

Fund	December 31, 2016
Global Atlantic American Funds® Managed Risk Portfolio	$11,939
Global Atlantic Balanced Managed Risk Portfolio	$11,885
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$13,004
Global Atlantic Select Advisor Managed Risk Portfolio	$12,066
Global Atlantic Wellington Research Managed Risk Portfolio	$14,217

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. The Distributor is an affiliate of GFS.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustees’ fees and custody fees. The approved entities may be affiliates of GFS.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

For the year ended December 31, 2016, the Trustees received fees as follows:

Fees
Portfolio	Received
Global Atlantic American Funds® Managed Risk Portfolio	$15,176
Global Atlantic Balanced Managed Risk Portfolio	$15,176
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$15,176
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$15,176
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$15,176
Global Atlantic Growth Managed Risk Portfolio	$15,176
Global Atlantic Motif Aging of America Portfolio	$6,176
Global Atlantic Motif Real Estate Trends Portfolio	$6,176
Global Atlantic Motif Technological Innovations Portfolio	$6,176
Global Atlantic Moderate Growth Managed Risk Portfolio	$15,176
Global Atlantic PIMCO Tactical Allocation Portfolio	$15,176
Global Atlantic Select Advisor Managed Risk Portfolio	$15,176
Global Atlantic Wellington Research Managed Risk Portfolio	$15,176
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$9,926
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	$9,926
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$9,926
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	$9,926

Certain affiliates of the Distributor and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

		Percentage of
		Ownership as
		of December
Portfolio	Account Owner	31, 2016
Global Atlantic American Funds® Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Balanced Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Portfolio	Account Owner	Percentage of Ownership as of December 31, 2016
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Moderate Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Motif Aging of America Portfolio	Forethought Life Insurance Company	100%
Global Atlantic Motif Real Estate Trends Portfolio	Forethought Life Insurance Company	100%
Global Atlantic Motif Technological Innovations Portfolio	Forethought Life Insurance Company	100%
Global Atlantic PIMCO Tactical Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Select Advisor Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wellington Research Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Forethought Life Insurance Company	58%
	Forethought Life Insurance Company Separate Account A	42%
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	Forethought Life Insurance Company	100%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	Forethought Life Insurance Company	100%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Forethought Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2016 and December 31, 2015 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2016	Income	Capital Gains	Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$2,760,660	$7,734,168	$—	$10,494,828
Global Atlantic Balanced Managed Risk Portfolio	819,848	—	—	819,848
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	3,760,014	5,627,623	—	9,387,637
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1,544,662	—	—	1,544,662
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	887	—	—	887
Global Atlantic Growth Managed Risk Portfolio	4,733,236	—	—	4,733,236
Global Atlantic Moderate Growth Managed Risk Portfolio	1,265,693	—	—	1,265,693
Global Atlantic Motif Aging of America Portfolio	—	—	—	—
Global Atlantic Motif Real Estate Trends Portfolio	—	—	—	—
Global Atlantic Motif Technological Innovations Portfolio	—	—	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	185,709	—	—	185,709
Global Atlantic Select Advisor Managed Risk Portfolio	1,256,932	—	—	1,256,932
Global Atlantic Wellington Research Managed Risk Portfolio	1,019,567	—	—	1,019,567
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	—	—	—	—

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2015	Income	Capital Gains	Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$1,455,718	$—	$—	$1,455,718
Global Atlantic Balanced Managed Risk Portfolio	295,453	—	—	295,453
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	4,169,755	10,086,057	—	14,255,812
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	615,993	—	—	615,993
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	5,079	—	—	5,079
Global Atlantic Growth Managed Risk Portfolio	1,298,520	—	—	1,298,520
Global Atlantic Moderate Growth Managed Risk Portfolio	337,034	—	—	337,034
Global Atlantic PIMCO Tactical Allocation Portfolio	104,819	—	7,122	111,941
Global Atlantic Select Advisor Managed Risk Portfolio	383,808	—	—	383,808
Global Atlantic Wellington Research Managed Risk Portfolio	355,166	—	—	355,166

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Atlantic American Funds® Managed Risk Portfolio	$2,856,899	$336,158	$—	$—	$—	$(5,291,324)	$(2,098,267)
Global Atlantic Balanced Managed Risk Portfolio	1,180,080	—	—	(929,024)	—	1,947,688	2,198,744
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	1,777,105	—	—	(12,636,138)	—	(24,539,666)	(35,398,699)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,854,110	—	—	(8,059,609)	—	11,694,453	6,488,954
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	106,684	—	—	(214,133)	—	632,182	524,733
Global Atlantic Growth Managed Risk Portfolio	6,226,461	—	—	(38,864,923)	—	17,240,353	(15,398,109)
Global Atlantic Moderate Growth Managed Risk Portfolio	1,753,575	—	—	(3,859,553)	—	3,696,742	1,590,764
Global Atlantic Motif Aging of America Portfolio	1,918	66	—	—	—	(8,518)	(6,534)
Global Atlantic Motif Real Estate Trends Portfolio	652	343	—	—	—	(8,136)	(7,141)
Global Atlantic Motif Technological Innovations Portfolio	1,547	—	—	—	—	(2,055)	(508)
Global Atlantic PIMCO Tactical Allocation Portfolio	79,272	—	—	(618,808)	—	297,741	(241,795)
Global Atlantic Select Advisor Managed Risk Portfolio	1,405,231	—	—	(724,409)	—	1,826,868	2,507,690
Global Atlantic Wellington Research Managed Risk Portfolio	2,525,539	—	—	(9,539,314)	—	26,012,893	18,999,118
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	515	240	—	—	—	(129)	626
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	550	297	—	—	—	(44)	803
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	1,110	448	—	—	—	(1,460)	98
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	484	353	—	—	—	19	856

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The difference between book basis and tax basis unrealized appreciation/(depreciation), undistributed ordinary income/(loss) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for real estate investment trusts, return of capital distributions from C-Corporations and the mark-to-market on passive foreign investment companies and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation/(depreciation) in the table above includes unrealized foreign currency gains/(losses) of $(2,419), $46,966, and $52 for Goldman Sachs Dynamic Trends Allocation Portfolio, PIMCO Tactical Allocation Portfolio, and Wellington Research Managed Risk Portfolio, respectively.

At December 31, 2016, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring	Short-Term	Long-Term	Total
Global Atlantic American Funds® Managed Risk Portfolio	$—	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	226,918	702,106	929,024
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	3,681,318	8,954,820
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	3,460,689	4,598,920	8,059,609
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—	103,080	111,053	214,133
Global Atlantic Growth Managed Risk Portfolio	—	25,094,176
Global Atlantic Moderate Growth Managed Risk Portfolio	—	1,087,323	2,772,230	3,859,553
Global Atlantic Motif Aging of America Portfolio	—	—	—	—
Global Atlantic Motif Real Estate Trends Portfolio	—	—	—	—
Global Atlantic Motif Technological Innovations Portfolio	—	—	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	—	476,018	142,790	618,808
Global Atlantic Select Advisor Managed Risk Portfolio	—	724,409	—	724,409
Global Atlantic Wellington Research Managed Risk Portfolio	—	5,310,901	4,228,413	9,539,314
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	—	—	—	—

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses and short-term capital gains, non-deductible expenses, paydowns and foreign currency losses, the reclassification of Portfolio distributions, and adjustments related to real estate investment trusts, passive foreign investment companies and swaps, resulted in reclassification for the following Portfolios for the period ended December 31, 2016 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Global Atlantic American Funds® Managed Risk Portfolio	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	(732)	732
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	506,470	(506,470)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	(23)	(1,228)	1,251
Global Atlantic Growth Managed Risk Portfolio	—	—	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—	—
Global Atlantic Motif Aging of America Portfolio	(58)	58	—
Global Atlantic Motif Real Estate Trends Portfolio	(56)	56	—
Global Atlantic Motif Technological Innovations Portfolio	(62)	189	(127)
Global Atlantic PIMCO Tactical Allocation Portfolio	—	(11,574)	11,574
Global Atlantic Select Advisor Managed Risk Portfolio	—	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	69,561	(69,561)
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	(15)	15	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	(15)	15	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	(15)	15	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	(15)	15	—

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Global Atlantic American Funds® Managed Risk Portfolio currently invests a portion of its assets in American Funds Insurance Series Bond Fund. The American Funds Insurance Series Bond Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the American Funds Insurance Series Bond Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the American Funds Insurance Series Bond Fund. The financial statements of the American Funds Insurance Series Bond Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2016, the Portfolio invested 30.6% of its net assets in the American Funds Insurance Series Bond Fund.

The Global Atlantic Balanced Managed Risk Portfolio currently invests a portion of its assets in iShares Core U.S. Aggregate Bond ETF. The iShares Core U.S. Aggregate Bond ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core U.S. Aggregate Bond ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the iShares Core U.S. Aggregate Bond ETF. The financial statements of the iShares Core U.S. Aggregate Bond ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2016, the Portfolio invested 30.0% of its net assets in the iShares Core U.S. Aggregate Bond ETF.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The Global Atlantic BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2016, the Portfolio invested 95.5% of its net assets in the BlackRock Global Allocation V.I. Fund.

The Global Atlantic Growth Managed Risk Portfolio currently invests a portion of its assets in iShares Core MSCI EAFE ETF. The iShares Core MSCI EAFE ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core MSCI EAFE ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the iShares Core MSCI EAFE ETF. The financial statements of the iShares Core MSCI EAFE ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2016, the Portfolio invested 27.1% of its net assets in the iShares Core MSCI EAFE ETF.

The Global Atlantic Goldman Sachs Dynamic Trends Portfolio currently invests a portion of its assets in Fidelity Investments Money Market Funds Government Portfolio. The Fidelity Investments Money Market Funds Government Portfolio is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the Fidelity Investments Money Market Funds Government Portfolio at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the Fidelity Investments Money Market Funds Government Portfolio. The financial statements of the Fidelity Investments Money Market Funds Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2016, the Portfolio invested 29.9% of its net assets in the Fidelity Investments Money Market Funds Government Portfolio.

The Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolios may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2016, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

Global Atlantic Growth Managed Risk Portfolio	38.8%
Global Atlantic Moderate Growth Managed Risk Portfolio	31.0%

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

8.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission adopted new rules and forms, and amendments to existing rules and forms, intended to modernize reporting and disclosure of information by registered investment companies. Certain of these amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the statements of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust

and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Motif Aging of America Portfolio, Global Atlantic Motif Real Estate Trends Portfolio, Global Atlantic Motif Technological Innovations Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, Global Atlantic Wellington Research Managed Risk Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Global Allocation Portfolio, Global Atlantic Wilshire Dynamic Growth Allocation Portfolio and Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio (collectively, the Portfolios), each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2016, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios’ are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2016, and the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

February 22, 2017

Global Atlantic Portfolios
EXPENSE EXAMPLES
December 31, 2016 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-16	12-31-16	Period*	12-31-16	Period*
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	$1,000.00	$1,027.10	$4.38	$1,020.81	$4.37
Global Atlantic Balanced Managed Risk Portfolio	0.91%	$1,000.00	$1,009.90	$4.60	$1,020.56	$4.62
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	$1,000.00	$1,029.90	$2.91	$1,022.27	$2.90
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.08%	$1,000.00	$1,029.70	$5.51	$1,019.71	$5.48
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	$1,000.00	$1,012.30	$5.87	$1,019.30	$5.89

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Global Atlantic Portfolios
EXPENSE EXAMPLES (Continued)
December 31, 2016 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-16	12-31-16	Period	12-31-16	Period
Global Atlantic Growth Managed Risk Portfolio*	0.91%	$1,000.00	$1,031.70	$4.65	$1,020.56	$4.62
Global Atlantic Moderate Growth Managed Risk Portfolio*	0.91%	$1,000.00	$1,022.40	$4.63	$1,020.56	$4.62
Global Atlantic Motif Aging of America Portfolio**	1.02%	$1,000.00	$934.00	$4.18	$1,020.01	$5.18
Global Atlantic Motif Real Estate Trends Portfolio**	1.02%	$1,000.00	$928.00	$4.16	$1,020.01	$5.18
Global Atlantic Motif Technological Innovations Portfolio**	1.02%	$1,000.00	$994.00	$4.31	$1,020.01	$5.18
Global Atlantic PIMCO Tactical Allocation Portfolio*	1.14%	$1,000.00	$1,011.30	$5.76	$1,019.41	$5.79
Global Atlantic Select Advisor Managed Risk Portfolio*	0.63%	$1,000.00	$1,051.00	$3.25	$1,021.97	$3.20
Global Atlantic Wellington Research Managed Risk Portfolio*	1.20%	$1,000.00	$1,015.90	$6.08	$1,019.10	$6.09
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio*	0.73%	$1,000.00	$1,014.90	$3.70	$1,021.47	$3.71
Global Atlantic Wilshire Dynamic Global Allocation Portfolio*	0.73%	$1,000.00	$1,025.90	$3.72	$1,021.47	$3.71
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio*	0.73%	$1,000.00	$1,044.90	$3.75	$1,021.47	$3.71
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio*	0.72%	$1,000.00	$1,026.80	$3.67	$1,021.52	$3.66

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Expenses are from the period from 7/29/16 (date of initial investment) to 12/31/16. Actual expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (155) divided by the number of days in the fiscal year (366).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

Approval of Investment Advisory Agreement for Global Atlantic Motif Aging of America Portfolio, Global Atlantic Motif Real Estate Trends Portfolio and Global Atlantic Motif Technological Innovations Portfolio (Adviser – Global Atlantic Investment Advisors, LLC)

At an in-person meeting held on April 4, 2016, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of an amendment to the existing investment advisory agreement (the “Advisory Agreement”) between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Global Atlantic Motif Aging of America Portfolio, Global Atlantic Motif Real Estate Trends Portfolio and Global Atlantic Motif Technological Innovations Portfolio (each a “New Motif Fund” and collectively the “New Motif Funds”). The Trustees requested, received and reviewed written responses from the Adviser to questions posed to the Adviser by counsel, on behalf of the Trustees. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received an in-person presentation concerning the advisory services to be provided under the Advisory Agreement from personnel of the Adviser at the April 4, 2016 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Advisory Agreement. Prior to voting on the approval of the Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by the Adviser, as well as the Adviser’s expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Investment Advisory Agreement, the range of services to be provided by the Adviser, and the Adviser’s investment philosophy and process. The Trustees considered that the Adviser, and not Motif Capital Management (“Motif”), would execute portfolio trades and conduct proxy voting activities for the New Motif Funds. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the New Motif Funds. The Trustees reviewed the description of the Adviser’s proposed practices for monitoring compliance with the New Motif Funds’ investment limitations and concluded that such practices were adequate. Based on their analysis of the data presented, the Trustees concluded that the nature, extent, and quality of the services expected to be provided by the Adviser under the Investment Advisory Agreement were satisfactory.

Performance. The Trustees recognized that the New Motif Funds were not yet in existence and therefore, had no historical performance for the Trustees to review. However, the Trustees considered the Adviser’s prior performance in managing the existing funds of the Trust. The Trustees also considered that the Adviser would retain Motif as sub-adviser to provide services to the respective New Motif Funds’ assets on a day-to-day basis, subject to the Adviser’s oversight. With respect to each New Motif Fund, the Trustees considered the simulated or historical performance of certain of the motifs that would be used to construct the New Motif Fund’s investment strategy. The Trustees concluded that the Adviser is capable of generating investment performance that is satisfactory in light of the New Motif Funds’ proposed investment objectives.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Fees and Expenses. The Trustees considered the New Motif Funds’ proposed advisory fees and total expense ratios as compared to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also considered the “spread” between the proposed advisory and proposed sub-advisory fees at various asset levels for the New Motif Funds. The Trustees noted that the Adviser has agreed to contractually limit each New Motif Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a New Motif Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the fees and expenses proposed to be charged to the New Motif Funds are not unreasonable in light of the services to be provided by the Adviser to the New Motif Funds.

Profitability. Because the New Motif Funds were not yet in existence, no actual revenue, cost or profitability data was available for the Trustees to review. However, the Trustees reviewed and considered projected profitability information supplied by the Adviser regarding the Adviser’s estimated costs of providing investment advisory and related services to the New Motif Funds, and the Adviser’s estimated profitability, both overall and with respect to each New Motif Fund. The Trustees also reviewed and considered the level of profits that could be expected to accrue to the Adviser and its affiliates from all services proposed to be provided to the New Motif Funds and all aspects of their proposed relationships with the New Motif Funds. Based on this information, the Trustees concluded that the anticipated profitability levels for the Adviser were not excessive.

Economies of Scale. The Trustees considered information regarding the extent to which the proposed investment advisory fees reflect economies of scale or would permit economies of scale to be realized in the future. The Trustees also considered the Adviser’s expectations for growth of the New Motif Funds. The Trustees noted that although the New Motif Funds had not yet commenced operations and material economies of scale may not be achieved in the near term, the New Motif Funds’ proposed advisory fee schedules contain breakpoints to share economies of scale with investors as assets increase. The Trustees considered proposed expense limitations on each New Motif Fund. Based on this information and their consideration of the New Motif Funds’ proposed advisory fees, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of the New Motif Funds’ investors based on the New Motif Funds’ reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor the New Motif Funds’ growth and consider any additional opportunities to realize benefits from economies of scale for investors in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their proposed relationships with the New Motif Funds, including the role of the New Motif Funds in supporting the variable annuity contracts offered by Forethought Life Insurance Company. The Trustees noted that FLIC would receive 12b-1 fees from the New Motif Funds.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Advisory Agreement for an initial two-year term with respect to the New Motif Funds is in the best interests of the New Motif Funds and their investors. They noted that in considering the Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory Agreement.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Approval of Sub-Advisory Agreement for Global Atlantic Motif Aging of America Portfolio, Global Atlantic Motif Real Estate Trends Portfolio and Global Atlantic Motif Technological Innovations Portfolio (Sub-Adviser – Motif Capital Management, Inc.)

At an in-person meeting held on April 4, 2016, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Motif Sub-Advisory Agreement”) between Global Atlantic Investment Advisors, LLC (the “Adviser”) and Motif Capital Management, Inc. (“Motif”), on behalf of the Global Atlantic Motif Aging of America Portfolio, Global Atlantic Motif Real Estate Trends Portfolio and Global Atlantic Motif Technological Innovations Portfolio (each a “New Motif Fund” and collectively the “New Motif Funds”). The Trustees requested, received and reviewed written responses from Wilshire to questions posed to Motif by counsel, on behalf of the Trustees. The Trustees also reviewed comparative information relating to sub-advisory fees and received an in-person presentation concerning the sub-advisory services to be provided under the Motif Sub-Advisory Agreement from personnel of Motif at the April 4, 2016 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Motif Sub-Advisory Agreement. Prior to voting on the approval of the Motif Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Motif Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Motif Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by Motif, as well as Motif’s expertise, resources and capabilities. The Trustees considered, among other things, the terms of the Motif Sub-Advisory Agreement, the range of services to be provided by Motif, and Motif’s investment philosophy and process. The Trustees considered that the Adviser, and not Motif, would execute portfolio trades and conduct proxy voting activities for the New Motif Funds. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the New Motif Funds. The Trustees noted the Adviser’s recommendation that Motif should be retained. The Trustees concluded that Motif’s experience and reputation demonstrate that Motif is capable of providing high quality services to the New Motif Funds and that the resources allocated to the New Motif Funds and the nature, extent, and quality of the services expected to be provided by Motif to the New Motif Funds were satisfactory.

Performance. The Trustees recognized that the New Motif Funds were not yet in existence and therefore, had no historical performance for the Trustees to review. The Trustees reviewed the simulated or historical performance of certain of the motifs that would be used to construct each New Motif Fund’s investment strategy. Based on this information and their review of the nature, extent, and quality of the services expected to be provided by Motif, the Trustees concluded that Motif is capable of providing services to the New Motif Funds in a satisfactory manner in light of the New Motif Funds’ proposed investment objectives.

Fees and Expenses. The Trustees reviewed the proposed sub-advisory fee arrangement for the New Motif Funds and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis. The Trustees concluded that Motif’s proposed sub-advisory fees for the New Motif Funds were not unreasonable in light of the services to be provided by Motif.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Profitability. The Trustees were not provided with information regarding Motif’s anticipated profitability with respect to providing services to the New Motif Funds. The Trustees considered, however, the New Motif Funds’ proposed advisory and sub-advisory fees and total expense ratios relative to their peer groups. Based on this information, the Trustees concluded that Motifs profits with respect to the New Motif Funds would not be unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to Motif’s provision of services to the New Motif Funds. The Trustees noted that although the New Motif Funds had not yet commenced operations and material economies of scale may not be achieved in the near term, each New Motif Fund’s proposed sub-advisory fee schedule contains breakpoints to reflect economies of scale as assets increase. The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Motif will reflect the benefits of economies of scale resulting from the growth of assets.

Other Benefits. The Trustees considered other benefits to Motif and its affiliates from Motif’s proposed relationship with the New Motif Funds. The Trustees noted that Motif would not execute trades for the New Motif Funds and thus, would not receive soft dollar benefits in connection with its proposed sub-advisory relationship with any of the New Motif Funds.

Conclusion. Having requested and received such information from the Adviser and Motif as the Trustees believed to be reasonably necessary to evaluate the terms of the Motif Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Motif Sub-Advisory Agreement for an initial two-year term is in the best interests of the New Motif Funds and their future investors. They noted that in considering the proposed Motif Sub-Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each may have afforded different weight to the various factors in reaching a conclusion with respect to the Motif Sub-Advisory Agreement.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio

At an in-person meeting held on August 16, 2016, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of: (i) an investment advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Global Atlantic American Funds® Managed Risk Portfolio (“Global Atlantic American”), Global Atlantic Balanced Managed Risk Portfolio (“Global Atlantic Balanced”), Global Atlantic BlackRock Global Allocation Managed Risk Portfolio (“Global Atlantic BlackRock Managed Risk”), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (“Global Atlantic Franklin”), Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (“Global Atlantic Goldman”), Global Atlantic Growth Managed Risk Portfolio (“Global Atlantic Growth”), Global Atlantic Moderate Growth Managed Risk Portfolio (“Global Atlantic Moderate”), Global Atlantic PIMCO Tactical Allocation Portfolio (“Global Atlantic PIMCO”), Global Atlantic Select Advisor Managed Risk Portfolio (“Global Atlantic Select”) and Global Atlantic Wellington Research Managed Risk Portfolio (“Global Atlantic Wellington”) (each a “Fund” and collectively the “Funds”) (the “Advisory Agreement”); (ii) a sub-advisory agreement between the Adviser and Milliman Financial Risk Management, LLC (“Milliman”), on behalf of the Global Atlantic American, Global Atlantic Balanced , Global Atlantic BlackRock Managed Risk, Global Atlantic Franklin, Global Atlantic Growth, Global Atlantic Moderate Growth, Global Atlantic Select and Global Atlantic Wellington (the “Milliman Sub-Advisory Agreement”); (iii) a sub-advisory agreement between the Adviser and Franklin Advisory Services, LLC (“Franklin”), on behalf of Global Atlantic Franklin (the “Franklin Sub-Advisory Agreement”); (iv) the sub-advisory agreement between the Adviser and Goldman Sachs Asset Management, LP (“GSAM”), on behalf of Global Atlantic Goldman; (v) the sub-advisory agreement between the Adviser and Pacific Investment Management Company, LLC (“PIMCO”), on behalf of Global Atlantic PIMCO; and (vi) the sub-advisory agreement between the Adviser and Wellington Management Company LLP (“Wellington” and collectively with Franklin, GSAM, Milliman and PIMCO, the “Sub-Advisers”), on behalf of Global Atlantic Wellington (the “Wellington Sub-Advisory Agreement” and collectively with Franklin Sub-Advisory Agreement, the GSAM Sub-Advisory Agreement, the Milliman Sub-Advisory Agreement and the PIMCO Sub-Advisory Agreement, the “Sub-Advisory Agreements”). To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements in advance of the in-person meeting, the Independent Trustees met with independent counsel to the Independent Trustees (“Independent Counsel”) on August 1, 2016 and the Trustees met telephonically with the Adviser on August 4, 2016 and August 15, 2016.

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the Advisory and Sub-Advisory Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board’s consideration of the Gartenberg factors with respect to each Fund. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received in-person presentations concerning the services provided under the Advisory and Sub-Advisory Agreements from personnel of the Adviser at the August 16, 2016 Board meeting. Prior to voting on the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees met in executive session with counsel to the Trust and Independent Counsel and in a separate executive session with only Independent Counsel present.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, as well as their expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Investment Advisory and Sub-Advisory Agreements and the range of services provided by the Adviser and Sub-Advisers, including the complexity of certain Funds’ managed risk strategies. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s and Sub-Advisers’ personnel. The Trustees reviewed the Adviser’s practices for monitoring compliance with each Fund’s investment limitations, noting that such practices continue to be adequate. The Trustees also reviewed information regarding the financial condition of the Adviser and the Sub-Advisers related to their ongoing ability to provide services specified under the Investment Advisory Agreement and Sub-Advisory Agreements, respectively. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Investment Advisory and Sub-Advisory Agreements.

Performance. The Trustees requested and reviewed specific information regarding the investment performance of each Fund’s as compared to the performance of its respective benchmark indices and peer groups for the 1-year and since inception periods. The Trustees then concluded that they were generally satisfied with the Adviser’s and the Sub-Advisers’ investment performance to date.

Fees and Expenses. The Trustees reviewed the Funds’ fees and expenses, including the fees paid to the Adviser and the Sub-Advisers. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total expense ratios of each Fund in comparison to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also reviewed information provided by each of the Sub-Advisers as to fees they charged to other clients. The Trustees considered the complexity of certain Funds’ managed risk strategies. The Trustees also considered the “spread” between the advisory and sub-advisory fees at various asset levels. The Trustees also noted the ongoing efforts of the Adviser to reduce expenses charged to shareholders by voluntarily waiving certain fees payable to the Adviser. The Trustees considered that the Adviser had agreed to contractually waive a portion of its advisory fee for each of Global Atlantic American, Global Atlantic BlackRock Managed Risk, and Global Atlantic Select as long as the respective Fund relies primarily on investment in other underlying funds to achieve its principal investment strategy, noting that the Adviser expects that this arrangement will continue until the Funds have sufficient assets to allow for efficient direct investing in securities and other instruments by Sub-Advisers other than Milliman (rather than indirect investing through underlying funds). The Trustees also considered that the Adviser has agreed to waive the portion of its advisory fee for Global Atlantic BlackRock Managed Risk and Global Atlantic Select that corresponds to payments the Adviser or its affiliates receives from sponsors of underlying funds in which the Funds may invest for certain administrative, distribution and/or marketing services provided. The Trustees also considered that the Adviser has agreed to limit each Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the fees and expenses charged to each Fund were not unreasonable in light of the services provided to each respective Fund.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Profitability. The Trustees reviewed information regarding the Adviser’s cost to provide investment advisory and related services to each Fund and the Adviser’s profitability, both overall and with respect to each Fund. The Trustees also reviewed information about the profitability to the Adviser and its affiliates from all services provided to each Fund and all aspects of their relationship with each Fund. The Trustees concluded that the profitability levels for the Adviser were not excessive. The Trustees were not provided with information regarding the Sub-Advisers’ profitability with respect to managing each relevant Fund. The Trustees considered, however, the information provided by the Sub-Advisers regarding fees charged to other clients and the Funds’ advisory and sub-advisory fees and total expense ratios relative to their peer groups and concluded that the profitability of each Sub-Adviser would not be excessive.

Economies of Scale. The Trustees considered information regarding the Adviser’s and Sub-Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Trustees noted the breakpoints in the advisory fee schedule for each Fund, except Global Atlantic BlackRock Managed Risk, which reduce fee rates as the Fund assets grow over time. The Trustees considered the expense limitations and/or fee waivers that reduce each Fund’s overall expenses at all asset levels. Based on this information, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fee and expense ratios for each Fund and its current and reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor each Fund’s growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable annuity products and variable life policies offered by Forethought Life Insurance Company (“FLIC”) and the fact that FLIC or its affiliates receives 12b-1 fees from the Funds. The Trustees also considered other benefits to the Sub-Advisers and their affiliates from their relationships with the Funds, noting that although Milliman and GSAM had not received soft dollar benefits in connection with their sub-advisory relationships with each relevant Fund, Franklin, PIMCO and Wellington may receive soft dollar benefits in connection with their sub-advisory relationships with Global Atlantic Franklin, Global Atlantic PIMCO and Global Atlantic Wellington, respectively.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory and Sub-Advisory Agreements, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that renewing the Advisory and Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. They noted that in considering the Advisory and Sub-Advisory Agreements, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory and Sub-Advisory Agreements.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Approval of Sub-Advisory Agreement for Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio (Sub-Adviser – BlackRock Financial Management, Inc.)

At an in-person meeting held on August 16, 2016, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “New BlackRock Sub-Advisory Agreement”) between the Adviser and BlackRock Financial Management, Inc. (“BlackRock”), on behalf of the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio (each a “BlackRock Fund” and collectively the “BlackRock Funds”). The Trustees requested, received and reviewed written responses from BlackRock to questions posed to BlackRock by counsel, on behalf of the Trustees. The Trustees also reviewed comparative information relating to sub-advisory fees paid by other funds of the Trust and received an in-person presentation concerning the sub-advisory services to be provided under the New BlackRock Sub-Advisory Agreement from personnel of BlackRock at the August 16, 2016 meeting.

Prior to the meeting, the Trustees received a memorandum from independent counsel to the Independent Trustees (“Independent Counsel”) describing the legal standards for their consideration of the approval of the New BlackRock Sub-Advisory Agreement. Prior to voting on the approval of the New BlackRock Sub-Advisory Agreement, the Independent Trustees met in executive sessions with counsel to the Trust and Independent Counsel and in a separate executive session with only Independent Counsel present. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New BlackRock Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New BlackRock Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by BlackRock, as well as BlackRock’s expertise, resources and capabilities. The Trustees considered, among other things, the terms of the New BlackRock Sub-Advisory Agreement, the range of services to be provided by BlackRock, and BlackRock’s investment philosophy and process. The Trustees considered that the Adviser, and not BlackRock, would execute portfolio trades and conduct proxy voting activities for capital appreciation and income component of each BlackRock Fund. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the BlackRock Funds. The Trustees noted the Adviser’s recommendation that BlackRock should be retained. The Trustees concluded that BlackRock’s experience and reputation demonstrate that BlackRock is capable of providing high quality service to the BlackRock Funds and that the resources allocated to the BlackRock Funds and the nature, extent, and quality of the services expected to be provided by BlackRock to the BlackRock Funds were satisfactory.

Performance. The Trustees were not provided with composite performance for accounts managed by BlackRock with similar strategies to those of the capital appreciation and income component of the BlackRock Funds, but considered BlackRock’s expected ability to manage each BlackRock Fund based on BlackRock’s management of other accounts with asset allocation strategies and BlackRock’s performance in managing a wide range of asset classes. The Trustees also considered BlackRock’s reputation and financial industry experience. Based on this information and their review of the nature, extent, and quality of the services expected to be provided by BlackRock, the Trustees concluded that BlackRock is capable of providing services to the BlackRock Funds in a satisfactory manner in light of each BlackRock Fund’s investment objectives.

Fees and Expenses. The Trustees reviewed the proposed sub-advisory fee arrangement for the BlackRock Funds and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

arm’s length basis. The Trustees concluded that BlackRock’s proposed sub-advisory fees for the BlackRock Funds were not unreasonable in light of the services to be provided by BlackRock.

Profitability. The Trustees were not provided with information regarding BlackRock’s anticipated profitability with respect to providing services to the BlackRock Funds. The Trustees considered, however, each BlackRock Fund’s advisory and BlackRock’s proposed sub-advisory fees and total expense ratios relative to its peer groups. Based on this information, the Trustees concluded that BlackRock’s profits with respect to the BlackRock Funds would not be unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to BlackRock’s provision of services to the BlackRock Funds. The Trustees noted that each BlackRock Fund’s proposed sub-advisory fee schedule contains breakpoints to reflect economies of scale as assets increase. The Trustees concluded that the sub-advisory fees to be paid by the Adviser to BlackRock will reflect the benefits of economies of scale resulting from the growth of assets.

Other Benefits. The Trustees considered other benefits to BlackRock and its affiliates from BlackRock’s proposed relationship with the BlackRock Funds. The Trustees noted that BlackRock would not execute trades for the capital appreciation and income component of the BlackRock Funds and thus, would not receive soft dollar benefits in connection with its proposed sub-advisory relationship with each BlackRock Fund.

Conclusion. Having requested and received such information from the Adviser and BlackRock as the Trustees believed to be reasonably necessary to evaluate the terms of the New BlackRock Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the New BlackRock Sub-Advisory Agreement for an initial two-year term is in the best interests of the BlackRock Funds and their future investors. They noted that in considering the proposed New BlackRock Sub-Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each may have afforded different weight to the various factors in reaching a conclusion with respect to the New BlackRock Sub-Advisory Agreement.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Approval of Sub-Advisory Agreement for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio (Sub-Adviser – Wilshire Associates Incorporated)

At an in-person meeting held on August 16, 2016, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “New Wilshire Sub-Advisory Agreement”) between the Adviser and Wilshire Associates Incorporated (“Wilshire”), on behalf of the Global Atlantic American Funds® Managed Risk Portfolio (“Global Atlantic American”) and Global Atlantic Select Advisor Managed Risk Portfolio (“Global Atlantic Select”) (each a “Wilshire Fund” and collectively the “Wilshire Funds”). The Trustees requested, received and reviewed written responses from Wilshire to questions posed to Wilshire by the counsel, on behalf of the Trustees. The Trustees also reviewed comparative information relating to the sub-advisory fees and received a telephonic presentation concerning the sub-advisory services to be provided under the New Wilshire Sub-Advisory Agreement from personnel of Wilshire at the August 16, 2016 meeting.

Prior to the meeting, the Trustees received a memorandum from independent counsel to the Independent Trustees (“Independent Counsel”) describing the legal standards for their consideration of the approval of the New Wilshire Sub-Advisory Agreement. Prior to voting on the approval of the New Wilshire Sub-Advisory Agreement, the Independent Trustees met in executive sessions with counsel to the Trust and Independent Counsel and in a separate executive session with only Independent Counsel present. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Wilshire Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Wilshire Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by Wilshire, as well as Wilshire’s expertise, resources and capabilities. The Trustees considered, among other things, the terms of the New Wilshire Sub-Advisory Agreement, the range of services to be provided by Wilshire, and Wilshire’s investment philosophy and process. The Trustees considered that the Adviser, and not Wilshire, would execute portfolio trades and conduct proxy voting activities for the capital appreciation and income component of each Wilshire Fund. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the Wilshire Funds. The Trustees noted the Adviser’s recommendation that Wilshire should be retained. The Trustees concluded that Wilshire’s experience and reputation demonstrate that Wilshire is capable of providing high quality service to the Wilshire Funds and that the resources allocated to each Wilshire Fund and the nature, extent, and quality of the services expected to be provided by Wilshire to each Wilshire Fund were satisfactory.

Performance. The Trustees were not provided with composite performance for accounts managed by Wilshire with similar strategies to those of the capital appreciation and income component of the Wilshire Funds, but considered Wilshire’s expected ability to manage each Wilshire Fund based on Wilshire’s management of other accounts with asset allocation strategies, including other portfolios of the Trust, and Wilshire’s performance in managing other variable annuity funds and accounts. The Trustees also considered Wilshire’s reputation and financial industry experience. Based on this information and their review of the nature, extent, and quality of the services expected to be provided by Wilshire, the Trustees concluded that Wilshire is capable of providing services to the Wilshire Funds in a satisfactory manner in light of each Wilshire Fund’s investment objectives.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Fees and Expenses. The Trustees reviewed the proposed sub-advisory fee arrangement for the Wilshire Funds and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis. The Trustees concluded that Wilshire’s proposed sub-advisory fees for the Wilshire Funds were not unreasonable in light of the services to be provided by Wilshire.

Profitability. The Trustees were not provided with information regarding Wilshire’s anticipated profitability with respect to providing services to the Wilshire Funds. The Trustees considered, however, each Wilshire Fund’s advisory and Wilshire’s proposed sub-advisory fees and total expense ratios relative to its peer groups. Based on this information, the Trustees concluded that Wilshire’s profits with respect to the Wilshire Funds would not be unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to Wilshire’s provision of services to the Wilshire Funds. The Trustees noted that each Wilshire Fund’s proposed sub-advisory fee schedule contains breakpoints to reflect economies of scale as assets increase. The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Wilshire will reflect the benefits of economies of scale resulting from the growth of assets.

Other Benefits. The Trustees considered other benefits to Wilshire and its affiliates from Wilshire’s proposed relationship with the Wilshire Funds. The Trustees noted that Wilshire would not execute trades for the capital appreciation and income component of the Wilshire Funds and thus, would not receive soft dollar benefits in connection with its proposed sub-advisory relationship with the Wilshire Funds.

Conclusion. Having requested and received such information from the Adviser and Wilshire as the Trustees believed to be reasonably necessary to evaluate the terms of the New Wilshire Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the New Wilshire Sub-Advisory Agreement for an initial two-year term is in the best interests of the Wilshire Funds and their future investors. They noted that in considering the proposed New Wilshire Sub-Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each may have afforded different weight to the various factors in reaching a conclusion with respect to the New Wilshire Sub-Advisory Agreement.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
December 31, 2016

Independent Trustees

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	30	Altegris KKR Commitments Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (Offshore) (since 2014); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013).
Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer (since 2008), President (since 2009), EULAV Securities LLC; President (since 2009), Treasurer (since 2011), EULAV Asset Management.	30	Value Line Funds (since 2010); EULAV Asset Management (since 2010).
Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Consultant to Investment Managers (since 2009), Counsel to Commonfund (asset management firm) (since 2014).	30	BlueArc Multi-Strategy Fund (since 2014); Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Hatteras Trust (since 2004); Northern Lights Fund Trust IV (since 2015).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
December 31, 2016

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968 [2]	Trustee and President/Chief Executive Officer since 2013	President, Forethought Annuity, Global Atlantic Financial Group Limited (since 2014), President, Forethought Variable Insurance Trust (since 2013); Executive Vice President, Forethought Financial Group, Inc. (2013-2014); President, Forethought Annuity, Forethought Financial Group, Inc.; Director and Co-President, Hartford Securities Distribution Company, Inc. (2010- 2013); Executive Vice President, Global Annuity, The Hartford (2010-2013); Executive Vice President, Retail Product Management, The Hartford (2008- 2010); Senior Vice President, Retail Product Management, The Hartford (2007-2008); Vice President, Individual Annuity, Product Management, The Hartford (2006- 2007).	30	None
Kathleen Redgate Year of Birth 1964[3]	Trustee since 2014	Chief Administrative Officer of Global Atlantic Financial Group Limited, (since 2015); Chief Operating Officer of Global Atlantic Financial Group Limited (2013 - 2015); Chief Operating Officer, GS Reinsurance Group (2006-2013); Vice President and Managing Director of Goldman Sachs (2000 - 2013).	30	Epoch Securities, Inc. (2013-2015); Commonwealth Annuity and Life Insurance Company (since 2015); First Allmerica Financial Life Insurance Company (since 2015).
Deborah Schunder Year of Birth: 1967	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President of Global Atlantic Investment Advisors, LLC (since 2013); Director of Investment Management with Forethought Life Insurance Company (2013–2013). From 2004 to 2012, Ms. Schunder was with The Hartford, where she held roles as Director, Investment Platform Management and Director, Mutual Funds.	N/A	N/A

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
December 31, 2016

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Laura Szalyga Year of Birth: 1978	Treasurer/ Chief Financial Officer since 2013	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014); Assistant Vice President of Fund Administration, BNY Mellon (2006 - 2011).	N/A	N/A
Sarah M. Patterson Year of Birth: 1976	Secretary/Chief Legal Officer since 2013	Senior Vice President, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Assistant Vice President and Assistant General Counsel, The Hartford (2004 - 2012).	N/A	N/A
James Ash Year of Birth: 1976	Assistant Secretary since 2013	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011-2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
Mary Cavanaugh Year of Birth: 1951	Chief Compliance Officer since 2013	Managing Director and Chief Compliance Officer, Global Atlantic Financial Group Limited (since 2014); Executive Vice President and General Counsel, Forethought Financial Group, Inc. (2007–2014); Senior Vice President and Chief Legal Officer, AIG Retirement Services (2001-2006); Executive Vice President and General Counsel, American General Retirement Services (1999-2001).	N/A	N/A

[1]	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

[2]	Mr. Arena is an interested person of the Trust because he is an officer of Global Atlantic Financial Company.

[3]	Ms. Redgate is an interested person of the Trust because she is an officer of Global Atlantic Financial Group Limited.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-7735.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

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PROXY VOTING

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/GlobalAtlanticDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISERS

BlackRock Financial Management, Inc.	Motif Capital Management, Inc.
55 East 52nd Street	400 South El Camino Real (Suite 575)
New York, NY 10055	San Mateo, CA 94402

Franklin Advisory Services, LLC	Pacific Investment Management Company LLC
55 Challenger Road, Suite 501	650 Newport Center Drive
Ridgefield Park, NJ 07660	Newport Beach, CA 92660

Goldman Sachs Asset Management, L.P.	Wellington Management Company LLP
200 West Street	280 Congress Street
New York, NY 10282	Boston, MA 02210

Milliman Financial Risk Management, LLC	Wilshire Associates Incorporated
71 S. Wacker Drive, 31st Floor	1299 Ocean Avenue, Suite 700
Chicago, IL 60606	Santa Monica, CA 90401

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2016 - $252,500

FYE 2015 - $160,000

FYE 2014 - $125,000

(b)	Audit-Related Fees

FYE 2016 - None

FYE 2015- None

FYE 2014 - None

(c)	Tax Fees

FYE 2016 - $51,000

FYE 2015 - $20,000

FYE 2014 - $16,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2016 - None

FYE 2015 - None

FYE 2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014 2015   2016

Audit-Related Fees:       0.00% 0.00% 0.00%

Tax Fees:       0.00% 0.00% 0.00%

All Other Fees:       0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s Board of Trustees since the date of the Registrant’s prior report of Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting that occurred during the second quarter of the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

__/s/ Robert M. Arena, Jr.______

Robert M. Arena, Jr., President

Date ____3/2/17_____________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

____/s/ Robert M. Arena, Jr._____

Robert M. Arena, Jr., President

Date _______3/2/17__________

By (Signature and Title)

___/s/ Laura Szalyga______

Laura Szalyga, Treasurer

Date _______3/2/17______